UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
(Amendment No.           )
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Soliciting Material under § 240.14a-12

PROJECT ENERGY REIMAGINED ACQUISITION CORP.

(Name of Registrant as Specified In Its Charter)

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PROJECT ENERGY REIMAGINED ACQUISITION CORP.
1285 Camino Real, Suite 200
Menlo Park, California 94025
NOTICE OF EXTRAORDINARY GENERAL MEETING
IN LIEU OF THE 2023 ANNUAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD AUGUST 1, 2023
To the Shareholders of Project Energy Reimagined Acquisition Corp.:
You are cordially invited to attend the extraordinary general meeting in lieu of the 2023 annual general meeting of shareholders (the “extraordinary general meeting”) of Project Energy Reimagined Acquisition Corp. (“Company,” “we,” “us” or “our”) to be held on August 1, 2023 at 12:00 p.m., Eastern Time, at the offices of Greenberg Traurig, LLP, located at 900 Stewart Avenue, Suite 505, Garden City, NY 11530, and via virtual meeting, or at such other time, on such other date and at such other place to which the extraordinary general meeting may be postponed or adjourned.
The extraordinary general meeting will be conducted via live webcast, but the physical location of the extraordinary general meeting will remain at the location specified above for the purposes of our amended and restated memorandum and articles of association (the “Articles”). You will be able to attend the extraordinary general meeting online, vote and submit your questions during the extraordinary general meeting by visiting https://www.cstproxy.com/pegyr/2023.
Even if you are planning on attending the extraordinary general meeting in person or online, please promptly submit your proxy vote by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the extraordinary general meeting. Instructions on voting your shares are on the proxy materials you received for the extraordinary general meeting. Even if you plan to attend the extraordinary general meeting in person or online, it is strongly recommended you complete and return your proxy card before the extraordinary general meeting date, to ensure that your shares will be represented at the extraordinary general meeting if you are unable to attend.
The accompanying proxy statement is dated July 11, 2023 and is first being mailed to shareholders on or about that date. The sole purpose of the extraordinary general meeting is to consider and vote upon the following proposals:
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Proposal No. 1 — The Extension Amendment Proposal —  a proposal to amend the Articles, by way of special resolution, in the form set forth as the first resolution in Annex A to the accompanying proxy statement, to extend the date by which we must consummate an initial business combination from August 2, 2023 (the “Current Termination Date”) to May 2, 2024 (the “Extended Date”), or such earlier date as determined by our board of directors (the “Board”), for a total extension of up to nine months after the Current Termination Date (collectively, the “Extension”, and such proposal, the “Extension Amendment Proposal”);

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Proposal No. 2 — The Redemption Limitation Amendment Proposal —  a proposal to amend the Articles, by way of special resolution, in the form set forth as the second resolution in Annex A to the accompanying proxy statement, to eliminate (i) the limitation that we shall not redeem public shares (as defined below) in an amount that would cause our net tangible assets to be less than $5,000,001 following such redemptions and (ii) the limitation that we shall not consummate an initial business combination unless we have net tangible assets of at least $5,000,001 upon consummation of such business combination (collectively, the “Redemption Limitation”, and such proposal the “Redemption Limitation Amendment Proposal”);

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Proposal No. 3 — The Founder Share Amendment Proposal —  a proposal to amend the Articles, by way of special resolution, in the form set forth as the third resolution in Annex A to the accompanying proxy statement, to provide for the right of holders of Class B ordinary shares, par value $0.0001 per share, of the Company (“Class B ordinary shares” or “founder shares”) to convert such Class B ordinary shares into Class A ordinary shares, par value $0.0001 per share, of the Company (“Class A ordinary shares”, and together with the Class B ordinary shares, “ordinary shares”) on a one-for-one basis (“Class B Conversion”) at any time and from time to time at the option of the holder (the “Founder Share Amendment Proposal”, and collectively with the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal, the “Articles Amendment Proposals”);
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Proposal No. 4 — The Trust Amendment Proposal —  a proposal to amend the Investment Management Trust Agreement, dated as of October 28, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, in the form set forth as Annex B to the accompanying proxy statement (the “Trust Amendment”), to provide for the Extension (the “Trust Amendment Proposal”);

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Proposal No. 5 — The Director Appointment Proposal —  a proposal to re-appoint, by way of ordinary resolution by the holders of Class B ordinary shares, Michael Browning to the Board to serve until the third annual general meeting of shareholders following the extraordinary general meeting or until his successor is elected and qualified (the “Director Appointment Proposal”);

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Proposal No. 6 — The Auditor Ratification Proposal —  a proposal to ratify, by way of ordinary resolution, the selection by our audit committee of Marcum LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2023 (the “Auditor Ratification Proposal”); and

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Proposal No. 7 — The Adjournment Proposal —  a proposal to direct, by way of ordinary resolution, the chairman of the extraordinary general meeting to adjourn the extraordinary general meeting to a later date or dates or indefinitely, if necessary or convenient, to permit further solicitation and vote of proxies if, (i) based upon the tabulated vote at the time of the extraordinary general meeting, there are not sufficient votes to approve one or more of the foregoing proposals, (ii) the holders of public shares have elected to redeem an amount of shares in connection with any of the foregoing proposals such that the Company would not adhere to the continued listing requirements of The Nasdaq Stock Market LLC (“Nasdaq”) or (iii) the Board determines before the extraordinary general meeting that it is not necessary or no longer desirable to proceed with one or more of the foregoing proposals (the “Adjournment Proposal”).

The Articles Amendment Proposals and the Trust Amendment Proposal are essential to the overall implementation of the Board’s plan to extend the date that we have to complete an initial business combination, and approval of each of the Articles Amendment Proposals and the Trust Amendment Proposal is a condition to the implementation of the Extension. Each of the Articles Amendment Proposals and the Trust Amendment Proposal is cross-conditioned on the approval of each other. The Adjournment Proposal will only be presented to our shareholders for vote under the circumstances described in the Adjournment Proposal.
Each of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Trust Amendment Proposal, the Director Appointment Proposal, the Auditor Ratification Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement. Please take the time to carefully read each of the proposals (and the terms on which they are being proposed, including as to their conditionality) in the accompanying proxy statement before you vote.
The purpose of each of the Extension Amendment Proposal and the Trust Amendment Proposal is to allow us more time to complete an initial business combination. The final prospectus for our initial public offering (the “IPO”, and such prospectus, the “IPO Prospectus”) and the Articles provide that we have until the Current Termination Date to complete an initial business combination. While we have entered into a non-binding letter of intent with a prospective target, we have not yet executed a definitive agreement for an initial business combination. We currently anticipate entering into such an agreement with such prospective target, but the Board currently believes that there is not sufficient time before the Current Termination Date to consummate an initial business combination. Accordingly, the Board believes that, in order to be able to consummate an initial business combination, we should obtain the Extension. Therefore, the Board has determined that it is advisable to extend the date that we have to consummate an initial business combination to the Extended Date. In the event that we enter into a definitive agreement for an initial business combination prior to the extraordinary general meeting, we will issue a press release and file a Current Report on Form 8-K with the Securities and Exchange Commission announcing such proposed business combination.

The purpose of the Redemption Limitation Amendment Proposal is to eliminate from the Articles the Redemption Limitation. If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that the Redemption Limitation would be exceeded, the Redemption Limitation may prevent us from being able to proceed with the Extension or consummate an initial business combination. The Board believes that it is advisable for us to be allowed to effect redemptions and proceed with the Extension or consummate an initial business combination irrespective of the Redemption Limitation.
The purpose of the Founder Share Amendment Proposal is to provide the holders of founder shares (our “initial shareholders”) with the flexibility to assist us in meeting Nasdaq continued listing requirements prior to the consummation of an initial business combination. The Board believes that it is advisable to provide such flexibility to our initial shareholders as it may aid us in retaining investors and meeting continued listing requirements necessary to continue to pursue an initial business combination.
Holders of Class A ordinary shares included as part of the units sold in the IPO (“public shares”, and such holders, the “public shareholders”) may elect to redeem all or a portion of their shares for their pro rata portion of the funds available in the trust account established for the benefit of the public shareholders (the “trust account”) in connection with the Articles Amendment Proposals and the Trust Amendment Proposal (the “Election”) regardless of whether such public shareholders vote “FOR” or “AGAINST” the Articles Amendment Proposals and the Trust Amendment Proposal, and the Election can also be made by public shareholders who abstain, do not vote, or do not instruct their broker or bank how to vote, at the extraordinary general meeting. Public shareholders may make the Election regardless of whether such public shareholders were holders as of the record date. We believe that such redemption right protects the public shareholders from having to sustain their investments for an unreasonably long period if we do not consummate a suitable initial business combination in the timeframe initially contemplated by the Articles. In addition, regardless of whether public shareholders vote “FOR” or “AGAINST” the Articles Amendment Proposals and the Trust Amendment Proposal, abstain, do not vote, or do not instruct their broker or bank how to vote, at the extraordinary general meeting, if the Articles Amendment Proposals and the Trust Amendment Proposal are approved by the requisite vote of shareholders and the Extension is implemented, the remaining public shareholders will retain their right to redeem their public shares for their pro rata portion of the funds available in the trust account upon consummation of an initial business combination.
To exercise your redemption rights with respect to all or a portion of your public shares, you must tender all or such portion of your shares to our transfer agent at least two business days prior to the extraordinary general meeting in accordance with the procedures and deadlines described in the accompanying proxy statement. You may tender your shares by either delivering your share certificate(s) representing such shares to our transfer agent or by delivering such shares electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.
We estimate that the per-share pro rata portion of the trust account will be approximately $10.25 at the time of the extraordinary general meeting, based on the approximate amount of $270.3 million held in the trust account as of March 31, 2023 (not taking into account any subsequent withdrawal for our taxes payable or further accrual of interest earned on the funds held in the trust account). The closing price of our Class A ordinary shares on the Nasdaq Global Market on July 7, 2023 was $10.36. Accordingly, if the market price were to remain the same until the date of the extraordinary general meeting, exercising redemption rights would result in a public shareholder receiving approximately $0.11 less for each share than if such shareholder sold its public shares in the open market. We cannot assure public shareholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such shareholders wish to sell their shares.
If the Articles Amendment Proposals and the Trust Amendment Proposal are not approved and we do not consummate an initial business combination by the Current Termination Date, as contemplated by the IPO Prospectus and in accordance with the Articles, or if the Articles Amendment Proposals and the Trust Amendment Proposal are approved and the Extension is implemented but we do not consummate an initial business combination by the Extended Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, liquidate and dissolve, in the case of clauses (ii) and (iii) to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we do not complete an initial business combination by the Current Termination Date or, if the Articles Amendment Proposals and the Trust Amendment Proposal are approved and the Extension is implemented, the Extended Date.
Our initial shareholders, including Smilodon Capital, LLC (our “sponsor”), certain anchor investors from the IPO (our “anchor investors”) and our independent directors, collectively beneficially own an aggregate of 6,594,415 founder shares, representing 20% of our issued and outstanding ordinary shares. The founder shares will automatically convert into Class A ordinary shares at the time of our initial business combination, on a one-for-one basis, subject to adjustment. If the Articles Amendment Proposals and the Trust Amendment Proposal are approved and the Extension is implemented, our initial shareholders may convert the founder shares into Class A ordinary shares at any time and from time to time, including prior to any redemption in connection with the implementation of the Extension. Notwithstanding any such Class B Conversion, the initial shareholders will not be entitled to receive any funds held in the trust account with respect to any such converted shares.
Our initial shareholders, officers and directors have agreed to waive their redemption rights with respect to the founder shares, and, with respect to our sponsor, officers and directors, any public shares they may hold, in connection with the consummation of an initial business combination or the approval of certain amendments to the Articles, including with respect to the Articles Amendment Proposals, and to waive their rights to liquidating distributions from the trust account with respect to the founder shares if we do not complete an initial business combination by the Current Termination Date or, if the Articles Amendment Proposals and the Trust Amendment Proposal are approved and the Extension is implemented, the Extended Date. As a consequence of such waivers, any liquidating distribution that is made will be only with respect to the public shares; however, such persons would be entitled to liquidating distributions from the trust account with respect to any public shares they hold.
Approval of each of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Founder Share Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the ordinary shares entitled to vote thereon and voted in person (including by virtual attendance) or by proxy at the extraordinary general meeting; approval of the Trust Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of all then outstanding ordinary shares entitled to vote thereon at the extraordinary general meeting; approval of the re-appointment of the director named in the Director Appointment Proposal requires an ordinary resolution under Cayman Islands law of the holders of Class B ordinary shares, being the affirmative vote of at least a majority of the Class B ordinary shares entitled to vote thereon and voted in person (including by virtual attendance) or by proxy at the extraordinary general meeting; and approval of each of the Auditor Ratification Proposal and the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the ordinary shares entitled to vote thereon and voted in person (including by virtual attendance) or by proxy at the extraordinary general meeting.
The Board has fixed the close of business on June 29, 2023 as the date for determining the shareholders entitled to receive notice of and vote at the extraordinary general meeting and any adjournment thereof. Only holders of record of our ordinary shares on that date are entitled to have their votes counted at the extraordinary general meeting or any adjournment thereof. Pursuant to the Articles, until the consummation of our initial business combination, only holders of Class B ordinary shares have the right to vote on the appointment or removal of directors. Therefore, only holders of Class B ordinary shares are entitled to vote on the Director Appointment Proposal.

You are not being asked to vote on an initial business combination at this time. If the Extension is implemented and you do not make the Election to redeem all of your public shares in connection with the Extension, you will retain the right to vote on an initial business combination when it is submitted to the public shareholders (provided that you are a shareholder on the record date for a meeting to consider such business combination) and the right to redeem your public shares for a pro rata portion of the trust account in the event an initial business combination is approved and completed or we have not consummated an initial business combination by the Extended Date.
After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Share Amendment Proposal, the Trust Amendment Proposal, the Director Appointment Proposal, the Auditor Ratification Proposal and, if presented, the Adjournment Proposal, are advisable and unanimously recommends that you vote or give instruction to vote “FOR” such proposals.
Under Cayman Islands law and the Articles, no other business may be transacted at the extraordinary general meeting.
Enclosed is the proxy statement containing detailed information concerning the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Share Amendment Proposal, the Trust Amendment Proposal, the Director Appointment Proposal, the Auditor Ratification Proposal, the Adjournment Proposal and the extraordinary general meeting. Whether or not you plan to attend the extraordinary general meeting, we urge you to read this material carefully and vote your shares.
Dated: July 11, 2023	By Order of the Board of Directors,
/s/ Michael Browning

Michael Browning
Chairman of the Board
Your vote is important. If you are a shareholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the extraordinary general meeting. If you are a shareholder of record, you may also cast your vote in person or online at the extraordinary general meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person or online at the extraordinary general meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting “AGAINST” the Trust Amendment Proposal, and an abstention or broker non-vote will have the same effect as voting “AGAINST” the Trust Amendment Proposal. Failure to vote in person (including by virtual attendance) or by proxy at the extraordinary general meeting, if a valid quorum is otherwise established, will have no effect on the outcome of the vote on the other proposals. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast for the other proposals and will have no effect on the outcome of the vote on the other proposals.
Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting in Lieu of the 2023 Annual General Meeting of Shareholders to be held on August 1, 2023:    This notice of extraordinary general meeting, the accompanying proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 are available at https://www.cstproxy.com/pegyr/2023.
TO EXERCISE YOUR REDEMPTION RIGHTS WITH RESPECT TO ALL OR A PORTION OF YOUR PUBLIC SHARES: (1) IF YOU HOLD SUCH PUBLIC SHARES THROUGH UNITS, YOU MUST ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (2) YOU MUST SUBMIT A WRITTEN REQUEST TO OUR TRANSFER AGENT BY 5:00 P.M., EASTERN TIME, ON JULY 28, 2023 (TWO BUSINESS DAYS BEFORE THE EXTRAORDINARY GENERAL MEETING) THAT ALL OR SUCH PORTION OF YOUR PUBLIC SHARES BE REDEEMED FOR CASH, AND (3) DELIVER SUCH PUBLIC SHARES TO OUR TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE

ACCOMPANYING PROXY STATEMENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

PROJECT ENERGY REIMAGINED ACQUISITION CORP.
1285 Camino Real, Suite 200
Menlo Park, California 94025
EXTRAORDINARY GENERAL MEETING IN LIEU OF THE
2023 ANNUAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD AUGUST 1, 2023
PROXY STATEMENT
The extraordinary general meeting in lieu of the 2023 annual general meeting of shareholders (the “extraordinary general meeting”) of Project Energy Reimagined Acquisition Corp. (“Company,” “we,” “us” or “our”) will be held on August 1, 2023 at 12:00 p.m., Eastern Time, at the offices of Greenberg Traurig, LLP, located at 900 Stewart Avenue, Suite 505, Garden City, NY 11530, and via virtual meeting, or at such other time, on such other date and at such other place to which the extraordinary general meeting may be postponed or adjourned.
The extraordinary general meeting will be conducted via live webcast, but the physical location of the extraordinary general meeting will remain at the location specified above for the purposes of our amended and restated memorandum and articles of association (the “Articles”). You will be able to attend the extraordinary general meeting online, vote and submit your questions during the extraordinary general meeting by visiting https://www.cstproxy.com/pegyr/2023.
Even if you are planning on attending the extraordinary general meeting in person or online, please promptly submit your proxy vote by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the extraordinary general meeting. Instructions on voting your shares are on the proxy materials you received for the extraordinary general meeting. Even if you plan to attend the extraordinary general meeting in person or online, it is strongly recommended you complete and return your proxy card before the extraordinary general meeting date, to ensure that your shares will be represented at the extraordinary general meeting if you are unable to attend.
This proxy statement is dated July 11, 2023 and is first being mailed to shareholders on or about that date. The sole purpose of the extraordinary general meeting is to consider and vote upon the following proposals:
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Proposal No. 1 — The Extension Amendment Proposal —  a proposal to amend the Articles, by way of special resolution, in the form set forth as the first resolution in Annex A to this proxy statement, to extend the date by which we must consummate an initial business combination from August 2, 2023 (the “Current Termination Date”) to May 2, 2024 (the “Extended Date”), or such earlier date as determined by our board of directors (the “Board”), for a total extension of up to nine months after the Current Termination Date (collectively, the “Extension”, and such proposal, the “Extension Amendment Proposal”);

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Proposal No. 2 — The Redemption Limitation Amendment Proposal —  a proposal to amend the Articles, by way of special resolution, in the form set forth as the second resolution in Annex A to this proxy statement, to eliminate (i) the limitation that we shall not redeem public shares (as defined below) in an amount that would cause our net tangible assets to be less than $5,000,001 following such redemptions and (ii) the limitation that we shall not consummate an initial business combination unless we have net tangible assets of at least $5,000,001 upon consummation of such business combination (collectively, the “Redemption Limitation”, and such proposal the “Redemption Limitation Amendment Proposal”);

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Proposal No. 3 — The Founder Share Amendment Proposal —  a proposal to amend the Articles, by way of special resolution, in the form set forth as the third resolution in Annex A to this proxy statement, to provide for the right of holders of Class B ordinary shares, par value $0.0001 per share, of the Company (“Class B ordinary shares” or “founder shares”) to convert such Class B ordinary shares into Class A ordinary shares, par value $0.0001 per share, of the Company (“Class A

i

ordinary shares”, and together with the Class B ordinary shares, “ordinary shares”) on a one-for-one basis (“Class B Conversion”) at any time and from time to time at the option of the holder (the “Founder Share Amendment Proposal”, and collectively with the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal, the “Articles Amendment Proposals”);
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Proposal No. 4 — The Trust Amendment Proposal —  a proposal to amend the Investment Management Trust Agreement, dated as of October 28, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, in the form set forth as Annex B to this proxy statement (the “Trust Amendment”), to provide for the Extension (the “Trust Amendment Proposal”);

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Proposal No. 5 — The Director Appointment Proposal —  a proposal to re-appoint, by way of ordinary resolution by the holders of Class B ordinary shares, Michael Browning to the Board to serve until the third annual general meeting of shareholders following the extraordinary general meeting or until his successor is elected and qualified (the “Director Appointment Proposal”);

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Proposal No. 6 — The Auditor Ratification Proposal —  a proposal to ratify, by way of ordinary resolution, the selection by our audit committee of Marcum LLP (“Marcum”) to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2023 (the “Auditor Ratification Proposal”); and

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Proposal No. 7 — The Adjournment Proposal —  a proposal to direct, by way of ordinary resolution, the chairman of the extraordinary general meeting to adjourn the extraordinary general meeting to a later date or dates or indefinitely, if necessary or convenient, to permit further solicitation and vote of proxies if, (i) based upon the tabulated vote at the time of the extraordinary general meeting, there are not sufficient votes to approve one or more of the foregoing proposals, (ii) the holders of public shares have elected to redeem an amount of shares in connection with any of the foregoing proposals such that the Company would not adhere to the continued listing requirements of The Nasdaq Stock Market LLC (“Nasdaq”) or (iii) the Board determines before the extraordinary general meeting that it is not necessary or no longer desirable to proceed with one or more of the foregoing proposals (the “Adjournment Proposal”).

The Articles Amendment Proposals and the Trust Amendment Proposal are essential to the overall implementation of the Board’s plan to extend the date that we have to complete an initial business combination, and approval of each of the Articles Amendment Proposals and the Trust Amendment Proposal is a condition to the implementation of the Extension. Each of the Articles Amendment Proposals and the Trust Amendment Proposal is cross-conditioned on the approval of each other. The Adjournment Proposal will only be presented to our shareholders for vote under the circumstances described in the Adjournment Proposal.
The purpose of each of the Extension Amendment Proposal and the Trust Amendment Proposal is to allow us more time to complete an initial business combination. The final prospectus for our initial public offering (the “IPO”, and such prospectus, the “IPO Prospectus”) and the Articles provide that we have until the Current Termination Date to complete an initial business combination. While we have entered into a non-binding letter of intent with a prospective target, we have not yet executed a definitive agreement for an initial business combination. We currently anticipate entering into such an agreement with such prospective target, but the Board currently believes that there is not sufficient time before the Current Termination Date to consummate an initial business combination. Accordingly, the Board believes that, in order to be able to consummate an initial business combination, we should obtain the Extension. Therefore, the Board has determined that it is advisable to extend the date that we have to consummate an initial business combination to the Extended Date. In the event that we enter into a definitive agreement for an initial business combination prior to the extraordinary general meeting, we will issue a press release and file a Current Report on Form 8-K with the Securities and Exchange Commission (the “SEC”) announcing such proposed business combination.
The purpose of the Redemption Limitation Amendment Proposal is to eliminate from the Articles the Redemption Limitation. If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that the Redemption Limitation would be exceeded, the Redemption Limitation may prevent us from being able to proceed with the Extension or consummate an initial business combination. The Board believes that it is advisable for us to be allowed to effect redemptions and proceed with the Extension or consummate an initial business combination irrespective of the Redemption Limitation.
The purpose of the Founder Share Amendment Proposal is to provide the holders of founder shares (our “initial shareholders”) with the flexibility to assist us in meeting Nasdaq continued listing requirements prior to the consummation of an initial business combination. The Board believes that it is advisable to provide such flexibility to our initial shareholders as it may aid us in retaining investors and meeting continued listing requirements necessary to continue to pursue an initial business combination.
Holders of Class A ordinary shares included as part of the units sold in the IPO (“public shares”, and such holders, the “public shareholders”) may elect to redeem all or a portion of their shares for their pro rata portion of the funds available in the trust account established for the benefit of the public shareholders (the “trust account”) in connection with the Articles Amendment Proposals and the Trust Amendment Proposal (the “Election”) regardless of whether such public shareholders vote “FOR” or “AGAINST” the Articles Amendment Proposals and the Trust Amendment Proposal, and the Election can also be made by public shareholders who abstain, do not vote, or do not instruct their broker or bank how to vote, at the extraordinary general meeting. Public shareholders may make the Election regardless of whether such public shareholders were holders as of the record date. We believe that such redemption right protects the public shareholders from having to sustain their investments for an unreasonably long period if we do not consummate a suitable initial business combination in the timeframe initially contemplated by the Articles. In addition, regardless of whether public shareholders vote “FOR” or “AGAINST” the Articles Amendment Proposals and the Trust Amendment Proposal, abstain, do not vote, or do not instruct their broker or bank how to vote, at the extraordinary general meeting, if the Articles Amendment Proposals and the Trust Amendment Proposal are approved by the requisite vote of shareholders and the Extension is implemented, the remaining public shareholders will retain their right to redeem their public shares for their pro rata portion of the funds available in the trust account upon consummation of an initial business combination.
If the Articles Amendment Proposals and the Trust Amendment Proposal are approved and the Extension is implemented, the removal of the Withdrawal Amount (as defined below) from the trust account in connection with the Election will reduce our net asset value and the amount held in the trust account following the redemption, and the amount remaining in the trust account may be significantly reduced from the approximately $270.3 million that was in the trust account as of March 31, 2023 (not taking into account any subsequent withdrawal for our taxes payable or further accrual of interest earned on the funds held in the trust account). In such event, we may need to obtain additional funds to complete an initial business combination and there can be no assurance that such funds will be available on terms acceptable to us or at all.
If the Articles Amendment Proposals and the Trust Amendment Proposal are not approved and we do not consummate an initial business combination by the Current Termination Date, as contemplated by the IPO Prospectus and in accordance with the Articles, or if the Articles Amendment Proposals and the Trust Amendment Proposal are approved and the Extension is implemented but we do not consummate an initial business combination by the Extended Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, liquidate and dissolve, in the case of clauses (ii) and (iii) to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we do not complete an initial business combination by the Current Termination Date or, if the Articles Amendment Proposals and the Trust Amendment Proposal are approved and the Extension is implemented, the Extended Date.

Our initial shareholders, including Smilodon Capital, LLC (our “sponsor”), certain anchor investors from the IPO (our “anchor investors”) and our independent directors, collectively beneficially own an aggregate of 6,594,415 founder shares, representing 20% of our issued and outstanding ordinary shares. The founder shares will automatically convert into Class A ordinary shares at the time of our initial business combination, on a one-for-one basis, subject to adjustment. If the Articles Amendment Proposals and the Trust Amendment Proposal are approved and the Extension is implemented, our initial shareholders may convert the founder shares into Class A ordinary shares at any time and from time to time, including prior to any redemption in connection with the implementation of the Extension. Notwithstanding any such Class B Conversion, the initial shareholders will not be entitled to receive any funds held in the trust account with respect to any such converted shares.
Our initial shareholders, officers and directors have agreed to waive their redemption rights with respect to the founder shares, and, with respect to our sponsor, officers and directors, any public shares they may hold, in connection with the consummation of an initial business combination or the approval of certain amendments to the Articles, including with respect to the Articles Amendment Proposals, and to waive their rights to liquidating distributions from the trust account with respect to the founder shares if we do not complete an initial business combination by the Current Termination Date or, if the Articles Amendment Proposals and the Trust Amendment Proposal are approved and the Extension is implemented, the Extended Date. As a consequence of such waivers, any liquidating distribution that is made will be only with respect to the public shares; however, such persons would be entitled to liquidating distributions from the trust account with respect to any public shares they hold.
To protect amounts held in the trust account, our sponsor has agreed that it will be liable to us if and to the extent any claims by a third party for services rendered or products sold to us, or a prospective target business with which we have entered into a written letter of intent, confidentiality or other similar agreement or business combination agreement, reduce the amount of funds in the trust account to below the lesser of (i) $10.00 per public share and (ii) the actual amount per public share held in the trust account as of the date of the liquidation of the trust account, if less than $10.00 per public share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the trust account (whether or not such waiver is enforceable) nor will it apply to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). However, we have not asked our sponsor to reserve for such indemnification obligations, nor have we independently verified whether our sponsor has sufficient funds to satisfy its indemnity obligations and we believe that our sponsor’s only assets are our securities. Therefore, we cannot assure you that our sponsor would be able to satisfy those obligations. As a result, if any such claims were successfully made against the trust account, the funds available for an initial business combination and redemptions could be reduced to less than $10.00 per public share. In such event, we may not be able to complete an initial business combination, and you would receive such lesser amount per share in connection with any redemption of your public shares. The per-share liquidation price for the public shares is anticipated to be approximately $10.25 based on the approximate amount of $270.3 million held in the trust account as of March 31, 2023 (not taking into account any subsequent withdrawal for our taxes payable or further accrual of interest earned on the funds held in the trust account). Nevertheless, we cannot assure you that the per share distribution from the trust account, if we liquidate, will not be less than $10.25, plus interest, due to unforeseen claims of potential creditors.
Approval of each of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Founder Share Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the ordinary shares entitled to vote thereon and voted in person (including by virtual attendance) or by proxy at the extraordinary general meeting; approval of the Trust Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of all then outstanding ordinary shares entitled to vote thereon at the extraordinary general meeting; approval of the re-appointment of the director named in the Director Appointment Proposal requires an ordinary resolution under Cayman Islands law of the holders of Class B ordinary shares, being the affirmative vote of at least a majority of the Class B ordinary shares entitled to vote thereon and voted in person (including by virtual attendance) or by proxy at the extraordinary general meeting; and approval of each of the Auditor Ratification Proposal and the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the ordinary shares entitled to vote thereon and voted in person (including by virtual attendance) or by proxy at the extraordinary general meeting.
Approval of the Articles Amendment Proposals and the Trust Amendment Proposal will constitute consent for us to instruct the trustee to (i) remove from the trust account an amount (the “Withdrawal Amount”) equal to the pro rata portion of funds available in the trust account relating to the redeemed public shares and (ii) deliver to the holders of such redeemed public shares their pro rata portion of the Withdrawal Amount. The remainder of such funds will remain in the trust account and be available for our use to complete an initial business combination on or before the Extended Date. Public shareholders who do not make the Election to redeem all of their public shares in connection with the Extension will retain their redemption rights and their ability to vote on an initial business combination (provided that they are shareholders on the record date for a meeting to consider such business combination) through the Extended Date if the Articles Amendment Proposals and the Trust Amendment Proposal are approved and the Extension is implemented.
The record date for the extraordinary general meeting is June 29, 2023. Record holders of our ordinary shares at the close of business on the record date are entitled to vote or have their votes cast at the extraordinary general meeting. Pursuant to the Articles, until the consummation of our initial business combination, only holders of Class B ordinary shares have the right to vote on the appointment or removal of directors. Therefore, only holders of Class B ordinary shares are entitled to vote on the Director Appointment Proposal. On the record date there were 32,972,075 ordinary shares issued and outstanding, consisting of 26,377,660 Class A ordinary shares and 6,594,415 Class B ordinary shares. Our warrants do not have voting rights.
This proxy statement contains important information about the extraordinary general meeting and the proposals (and the terms on which they are being proposed, including as to their conditionality). Please read it carefully, including the annexes, and vote your shares.

v

QUESTIONS AND ANSWERS ABOUT THE EXTRAORDINARY GENERAL MEETING
These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should carefully read the entire document, including the annexes to this proxy statement.
Q. Why am I receiving this proxy statement?
A.   This proxy statement and the accompanying materials are being sent to you in connection with the solicitation of proxies by the Board, for use at the extraordinary general meeting to be held on August 1, 2023 at 12:00 p.m., Eastern Time, at the offices of Greenberg Traurig, LLP, located at 900 Stewart Avenue, Suite 505, Garden City, NY 11530, and via virtual meeting, or at such other time, on such other date and at such other place to which the extraordinary general meeting may be postponed or adjourned. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the extraordinary general meeting.
We are a blank check company incorporated on February 10, 2021 as a Cayman Islands exempted company and formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses, which we refer to as an initial business combination. On November 2, 2021, we consummated the IPO of 25,000,000 units, and on November 17, 2021, we consummated the sale of 1,377,660 additional units as a result of the underwriters’ partial exercise of their over-allotment option. A total of $263,776,600 of the proceeds from the IPO, including the partial exercise of the over-allotment option, and simultaneous private placements of private placement warrants was placed in the trust account. Like most blank check companies, the Articles provide for the return of the proceeds held in trust to the public shareholders if no qualifying business combination is consummated on or before a certain date (in our case, the Current Termination Date). The Board believes that it is advisable to (i) continue our existence until the Extended Date in order to allow us more time to complete an initial business combination, (ii) eliminate the Redemption Limitation and (iii) allow for Class B Conversion at any time and from time to time at the option of the holder, and is therefore submitting proposals to amend the Articles and the Trust Agreement to the shareholders to vote upon. In addition, the Board is proposing the re-appointment of Mr. Browning to the Board, the ratification of the selection by our audit committee of Marcum to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2023, and a measure to direct the chairman of the extraordinary general meeting to adjourn the extraordinary general meeting to a later date or dates or indefinitely, if necessary or convenient, under certain circumstances.

Q. What is included in these materials?
A.   These materials include:
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this proxy statement for the extraordinary general meeting;

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a proxy card; and

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our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC on April 7, 2023 (our “2022 Form 10-K”).

Q. What is being voted on?
A.
You are being asked to vote on:

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a proposal to amend the Articles, by way of special resolution, in the form set forth as the first resolution in Annex A to this proxy statement, to extend the date by which we must consummate an initial business combination from the Current Termination Date to the Extended Date, or such earlier date as determined by the Board, for a total extension of up to nine months after the Current Termination Date;

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a proposal to amend the Articles, by way of special resolution, in the form set forth as the second resolution in Annex A to this proxy statement, to eliminate the Redemption Limitation;

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a proposal to amend the Articles, by way of special resolution, in the form set forth as the third resolution in Annex A to this proxy statement, to provide for Class B Conversion at any time and from time to time at the option of the holder;

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a proposal to amend the Trust Agreement, in the form set forth as Annex B to this proxy statement, to provide for the Extension;

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a proposal to re-appoint, by way of ordinary resolution by the holders of Class B ordinary shares, Mr. Browning to the Board to serve until the third annual general meeting of shareholders following the extraordinary general meeting or until his successor is elected and qualified;

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a proposal to ratify, by way of ordinary resolution, the selection by our audit committee of Marcum to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2023; and

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a proposal to direct, by way of ordinary resolution, the chairman of the extraordinary general meeting to adjourn the extraordinary general meeting to a later date or dates or indefinitely, if necessary or convenient, to permit further solicitation and vote of proxies if, (i) based upon the tabulated vote at the time of the extraordinary general meeting, there are not sufficient votes to approve one or more of the foregoing proposals, (ii) the holders of public shares have elected to redeem an amount of shares in connection with any of the foregoing proposals such that the Company would not adhere to the continued listing requirements of Nasdaq or (iii) the Board determines before the extraordinary general meeting that it is not necessary or no longer desirable to proceed with one or more of the foregoing proposals.

The Articles Amendment Proposals and the Trust Amendment Proposal are essential to the overall implementation of the Board’s plan to extend the date that we have to complete an initial business combination, and approval of each of the Articles Amendment Proposals and the Trust Amendment Proposal is a condition to the implementation of the Extension. Each of the Articles Amendment Proposals and the Trust Amendment Proposal is cross-conditioned on the approval of each other.
While we have entered into a non-binding letter of intent with a prospective target, we have not yet executed a definitive agreement for an initial business combination. In the event that we enter into a definitive agreement for an initial business combination prior to the extraordinary general meeting, we will issue a press release and file a Current Report on Form 8-K with the SEC announcing such proposed business combination.
Our shareholders’ approval of the Articles Amendment Proposals and the Trust Amendment Proposal will constitute consent for us to instruct the trustee to (i) remove the Withdrawal Amount from the trust account and (ii) deliver to the holders of such redeemed public shares their pro rata portion of the Withdrawal Amount, and to retain the remainder of the funds in the trust account for our use in connection with consummating an initial business combination on or before the Extended Date.
If the Articles Amendment Proposals and the Trust Amendment Proposal are approved and the Extension is implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce our net asset value and the amount held in the trust account following the redemption, and the amount remaining in the trust account may be significantly reduced from the approximately $270.3 million that was in the trust account as of March 31, 2023 (not taking into account any subsequent withdrawal for our taxes payable or further accrual of interest earned on the funds held in the trust account). In such event, we may need to obtain additional funds to complete an initial business combination and there can be no assurance that such funds will be available on terms acceptable to us or at all.
If the Articles Amendment Proposals and the Trust Amendment Proposal are not approved and we do not consummate an initial business combination by the Current Termination Date, as contemplated by the IPO Prospectus and in accordance with the Articles, or if the Articles Amendment Proposals and the Trust Amendment Proposal are approved and the Extension is implemented but we do not consummate an initial business combination by the Extended Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, liquidate and dissolve, in the case of clauses (ii) and (iii) to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we do not complete an initial business combination by the Current Termination Date or, if the Articles Amendment Proposals and the Trust Amendment Proposal are approved and the Extension is implemented, the Extended Date.

Our initial shareholders, officers and directors have agreed to waive their redemption rights with respect to the founder shares, and, with respect to our sponsor, officers and directors, any public shares they may hold, in connection with the consummation of an initial business combination or the approval of certain amendments to the Articles, including with respect to the Articles Amendment Proposals, and to waive their rights to liquidating distributions from the trust account with respect to the founder shares if we do not complete an initial business combination by the Current Termination Date or, if the Articles Amendment Proposals and the Trust Amendment Proposal are approved and the Extension is implemented, the Extended Date. As a consequence of such waivers, any liquidating distribution that is made will be only with respect to the public shares; however, such persons would be entitled to liquidating distributions from the trust account with respect to any public shares they hold. We will pay the costs of liquidation from up to $100,000 of interest from the trust account and our remaining assets held outside of the trust account.
Q. Why are we proposing the Extension Amendment Proposal and the Trust Amendment Proposal?
A.   The Articles provide for the return of the proceeds held in trust to the public shareholders if no qualifying business combination is consummated on or before the Current Termination Date. Accordingly, the Trust Agreement provides for the trustee to liquidate the trust account and distribute to each public shareholder its pro rata share of such funds if a qualifying business combination is not consummated on or before such date provided in the Articles. As we explain below, we will not be able to complete an initial business combination by that date.
While we have entered into a non-binding letter of intent with a prospective target, we have not yet executed a definitive agreement for an initial business combination. We currently anticipate entering into such an agreement with such prospective target, but the Board currently believes that there is not sufficient time before the Current Termination Date to consummate an initial business combination. Accordingly, the Board believes that, in order to be able to consummate an initial business combination, we should obtain the Extension. Therefore, the Board has determined that it is advisable to extend the date that we have to consummate an initial business combination to the Extended Date. In the event that we enter into a definitive agreement for an initial business combination prior to the extraordinary general meeting, we will issue a press release and file a Current Report on Form 8-K with the SEC announcing such proposed business combination.
Because we will not be able to complete an initial business combination within the permitted time period under the Articles, we have determined to seek shareholder approval to extend the date by which we must consummate an initial business combination.
We believe that given our expenditure of time, effort and money on finding a potential initial business combination, circumstances warrant providing our shareholders an opportunity to consider an initial business combination. Accordingly, the Board is proposing the Extension Amendment Proposal and the Trust Amendment Proposal to extend our corporate existence.
You are not being asked to vote on an initial business combination at this time. If the Extension is implemented and you do not make the Election to redeem all of your public shares in connection with the Extension, you will retain the right to vote on an initial business combination when it is submitted to the public shareholders (provided that you are a shareholder on the record date for a meeting to consider such business combination) and the right to redeem your public shares for a pro rata portion of the trust account in the event an initial business combination is approved and completed or we have not consummated an initial business combination by the Extended Date.
Q. Why should I vote for the Extension Amendment Proposal and the Trust Proposal?
A.   The Board believes our shareholders should have an opportunity to evaluate a potential initial business combination with one or more of our prospective targets, which may include the prospective target with which we have entered into a non-binding letter of intent. Accordingly, the Board is proposing the Extension Amendment Proposal and the Trust Amendment Proposal to extend the date by which we must consummate an initial business combination until the Extended Date.
A special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the ordinary shares entitled to vote thereon and voted in person (including by virtual attendance) or by proxy at the extraordinary general meeting, is required to effect an amendment to the Articles that would extend our corporate existence beyond the Current Termination Date, and the affirmative vote of at least sixty-five percent (65%) of all then outstanding ordinary shares entitled to vote thereon at the extraordinary general meeting is required to effect the Trust Amendment. Additionally, the IPO Prospectus and the Articles require that all public shareholders have an opportunity to redeem their public shares in the case that our corporate existence is extended. We believe that this provision was included to protect our shareholders from having to sustain their investments for an unreasonably long period if we do not consummate a suitable initial business combination in the timeframe contemplated by the Articles. Given our expenditure of time, effort and money on finding a potential initial business combination, we believe circumstances warrant providing those who would like to consider whether a potential initial business combination with one or more of our prospective targets, which may include the prospective target with which we have entered into a non-binding letter of intent, is an attractive investment with an opportunity to consider such transaction, inasmuch as we are also affording public shareholders who wish to redeem all or a portion of their public shares the opportunity to do so, as required under the Articles. Accordingly, we believe the Extension is consistent with the Articles and the IPO Prospectus.

Q. Why are we proposing the Redemption Limitation Amendment Proposal?	A. The purpose of the Redemption Limitation Amendment Proposal is to eliminate from the Articles the Redemption Limitation. If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that the Redemption Limitation would be exceeded, the Redemption Limitation may prevent us from being able to proceed with the Extension or consummate an initial business combination. The Board believes that it is advisable for us to be allowed to effect redemptions and proceed with the Extension or consummate an initial business combination irrespective of the Redemption Limitation.
Q. Why are we proposing the Founder Share Amendment Proposal?	A. The purpose of the Founder Share Amendment Proposal is to provide our initial shareholders with the flexibility to assist us in meeting Nasdaq continued listing requirements prior to the consummation of an initial business combination. The Board believes that it is advisable to provide such flexibility to our initial shareholders as it may aid us in retaining investors and meeting continued listing requirements necessary to continue to pursue an initial business combination.
Q. How do insiders intend to vote their shares?
A.   Our sponsor, officers and directors are expected to vote any ordinary shares over which they have voting control (including any public shares owned by them) in favor of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Share Amendment Proposal, the Trust Amendment Proposal, the Director Appointment Proposal, the Auditor Ratification Proposal and the Adjournment Proposal.
Our initial shareholders, officers, directors and their affiliates collectively beneficially own an aggregate of 6,594,415 founder shares, representing 20% of our issued and outstanding ordinary shares, of which 1,171,717 founder shares, or approximately 3.6% of our issued and outstanding ordinary shares, are held directly by certain of our anchor investors. Such anchor investors will have the discretion to vote any ordinary shares over which they have voting control (including any public shares owned by them) in any manner they choose with respect to the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Share Amendment Proposal, the Trust Amendment Proposal, the Director Appointment Proposal, the Auditor Ratification Proposal and the Adjournment Proposal, although their ownership of founder shares may make it more likely that they will vote in favor of such proposals.
The founder shares will automatically convert into Class A ordinary shares at the time of our initial business combination, on a one-for-one basis, subject to adjustment. If the Articles Amendment Proposals and the Trust Amendment Proposal are approved and the Extension is implemented, our initial shareholders may convert the founder shares into Class A ordinary shares at any time and from time to time, including prior to any redemption in connection with the implementation of the Extension. Notwithstanding any such Class B Conversion, the initial shareholders will not be entitled to receive any funds held in the trust account with respect to any such converted shares.
Our initial shareholders, officers and directors have agreed to waive their redemption rights with respect to the founder shares, and, with respect to our sponsor, officers and directors, any public shares they may hold, in connection with the consummation of an initial business combination or the approval of certain amendments to the Articles, including with respect to the Articles Amendment Proposals, and to waive their rights to liquidating distributions from the trust account with respect to the founder shares if we do not complete an initial business combination by the Current Termination Date or, if the Articles Amendment Proposals and the Trust Amendment Proposal are approved and the Extension is implemented, the Extended Date.

However, such persons would be entitled to liquidating distributions from the trust account with respect to any public shares they hold if we do not complete an initial business combination by the Current Termination Date or, if the Articles Amendment Proposals and the Trust Amendment Proposal are approved and the Extension is implemented, the Extended Date.
Subject to applicable securities laws (including with respect to material nonpublic information), our initial shareholders, officers, directors, advisors or their affiliates may (i) purchase public shares from institutional and other investors (including those who vote, or indicate an intention to vote, against any of the proposals presented at the extraordinary general meeting, or elect to redeem, or indicate an intention to redeem, public shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their public shares, or (iii) execute agreements to purchase such public shares from such investors or enter into non-redemption agreements in the future. In the event that our initial shareholders, officers, directors, advisors or their affiliates purchase public shares in situations in which the tender offer rules restrictions on purchases would apply, they (a) would purchase the public shares at a price no higher than the price offered through our redemption process; (b) would represent in writing that such public shares will not be voted in favor of approving the Extension; and (c) would waive in writing any redemption rights with respect to the public shares so purchased.
Furthermore, our sponsor may enter into arrangements with a limited number of public shareholders pursuant to which such shareholders would agree not to redeem their public shares in connection with the Extension. Our sponsor may provide such shareholders either founder shares, membership interests in our sponsor or other consideration pursuant to such arrangements.
To the extent any such purchases by our initial shareholders, officers, directors, advisors or their affiliates are made in situations in which the tender offer rules restrictions on purchases apply, we will disclose in a Current Report on Form 8-K prior to the extraordinary general meeting the following: (i) the number of public shares purchased outside of the redemption offer, along with the purchase price(s) for such public shares; (ii) the purpose of any such purchases; (iii) the impact, if any, of the purchases on the likelihood that the Articles Amendment Proposals and the Trust Amendment Proposal will be approved; (iv) the identities of the securityholders who sold to our initial shareholders, officers, directors, advisors or their affiliates (if not purchased on the open market) or the nature of the securityholders (e.g., five percent security holders) who sold such public shares; and (v) the number of public shares for which we have received redemption requests pursuant to the redemption offer.
The purpose of such share purchases and other transactions would be to increase the likelihood of otherwise limiting the number of public shares electing to redeem.
If such transactions are effected, the consequence could be to cause the Extension to be effectuated in circumstances where such effectuation could not otherwise occur. Consistent with SEC guidance, purchases of shares by the persons described above would not be permitted to be voted for the Extension at the extraordinary general meeting, or any subsequent proposed initial business combination, and could decrease the chances that the Articles Amendment Proposals and the Trust Amendment Proposal will be approved, or that a subsequent proposed initial business combination would be approved. In addition, if such purchases are made, the public “float” of our securities and the number of beneficial holders of our securities may be reduced, possibly making it difficult to maintain or obtain the quotation, listing or trading of our securities on a national securities exchange.
We hereby represent that any of our securities purchased by our initial shareholders, officers, directors, advisors or their affiliates in situations in which the tender offer rules restrictions on purchases would apply will not be voted in favor of approving the Articles Amendment Proposals or the Trust Amendment Proposal.

Q. What vote is required to approve each of the proposals?
A.   Approval of each of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Founder Share Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the ordinary shares entitled to vote thereon and voted in person (including by virtual attendance) or by proxy at the extraordinary general meeting; approval of the Trust Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of all then outstanding ordinary shares entitled to vote thereon at the extraordinary general meeting; approval of the re-appointment of the director named in the Director Appointment Proposal requires an ordinary resolution under Cayman Islands law of the holders of Class B ordinary shares, being the affirmative vote of at least a majority of the Class B ordinary shares entitled to vote thereon and voted in person (including by virtual attendance) or by proxy at the extraordinary general meeting; and approval of each of the Auditor Ratification Proposal and the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the ordinary shares entitled to vote thereon and voted in person (including by virtual attendance) or by proxy at the extraordinary general meeting.
A quorum of shareholders is necessary to hold a valid meeting. Holders of a majority in voting power of our issued and outstanding ordinary shares entitled to vote at the extraordinary general meeting, present in person (including by virtual attendance) or by proxy, constitute a quorum. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person or online at the extraordinary general meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum within half an hour from the time appointed for the extraordinary general meeting, the extraordinary general meeting will stand adjourned to the same day in the next week at the same time and/or place or to such other day, time and/or place as the Board may determine. If at the adjourned meeting a quorum is not present within half an hour from the time appointed for the extraordinary general meeting to commence, the shareholders present shall be a quorum. As of the record date for the extraordinary general meeting, 16,486,038 ordinary shares would be required to achieve a quorum.
If you abstain, do not vote or do not instruct your broker or bank how to vote, your action will have the effect of a vote against the Trust Amendment Proposal. Failure to vote in person (including by virtual attendance) or by proxy at the extraordinary general meeting, if a valid quorum is otherwise established, will have no effect on the outcome of the vote on the other proposals. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast for the other proposals and will have no effect on the outcome of the vote on the other proposals.

Q. What if I don’t want to vote for the Articles Amendment Proposals or the Trust Amendment Proposal?	A. If you do not want the Articles Amendment Proposals or the Trust Amendment Proposal to be approved, you must vote against, abstain or not vote on such proposals. If the Articles Amendment Proposals and the Trust Amendment Proposal are approved and the Extension is implemented, the Withdrawal Amount will be withdrawn from the trust account and paid to the redeeming public shareholders.
Q. Will you seek any further extensions to consummate an initial business combination?	A. Other than the Extension until the Extended Date as described in this proxy statement, we do not currently anticipate seeking any further extensions to consummate an initial business combination. We have provided that all public shareholders, including those who vote for the Articles Amendment Proposals and the Trust Amendment Proposal, abstain, do not vote, or do not instruct their broker or bank how to vote, may make the Election to redeem all or a portion of their public shares into their pro rata portion of the trust account and, if the Articles Amendment Proposals and the Trust Amendment Proposal are approved and the Extension is implemented, should receive the funds soon after the extraordinary general meeting. Those public shareholders who do not make the Election to redeem all of their public shares in connection with the Extension will retain redemption rights with respect to an initial business combination we may propose, or, if we do not consummate an initial business combination by the Extended Date, such holders will be entitled to their pro rata portion of the trust account on such date.
Q. What happens if the Articles Amendment Proposals and the Trust Amendment Proposal are not approved?	A. If the Articles Amendment Proposals and the Trust Amendment Proposal are not approved and we do not consummate an initial business combination by the Current Termination Date, as contemplated by the IPO Prospectus and in accordance with the Articles, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, liquidate and dissolve, in the case of clauses (ii) and (iii) to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we do not complete an initial business combination by the Current Termination Date.
Our initial shareholders, officers and directors have agreed to waive their redemption rights with respect to the founder shares, and, with respect to our sponsor, officers and directors, any public shares they may hold, in connection with the consummation of an initial business combination or the approval of certain amendments to the Articles, including with respect to the Articles Amendment Proposals, and to waive their rights to liquidating distributions from the trust account with respect to the founder shares if we do not complete an initial business combination by the Current Termination Date. As a consequence of such waivers, any liquidating distribution that is made will be only with respect to the public shares; however, such persons would be entitled to liquidating distributions from the trust account with respect to any public shares they hold. We will pay the costs of liquidation from up to $100,000 of interest from the trust account and our remaining assets held outside of the trust account.

Q. If the Articles Amendment Proposals and the Trust Amendment Proposal are approved, what happens next?
A.   We will continue our efforts to execute a definitive agreement for an initial business combination with one or more of our prospective targets, which may include the prospective target with which we have entered into a non-binding letter of intent.
If we execute such an agreement, we will seek to complete the potential initial business combination, which will involve:
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completing proxy materials;

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establishing a meeting date and record date for considering such potential initial business combination and distributing proxy materials to shareholders;

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holding an extraordinary general meeting to consider such potential initial business combination; and

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if approved, consummating such potential initial business combination.

We are seeking approval of the Articles Amendment Proposals and the Trust Amendment Proposal because we will not be able to complete all of the above listed tasks prior to the Current Termination Date.
Upon approval of the Articles Amendment Proposals and the Trust Amendment Proposal by our shareholders, we will (i) procure that all filings required to be made with the Registrar of Companies of the Cayman Islands in connection with the Articles Amendment Proposals are made and (ii) enter into the Trust Amendment with Continental Stock Transfer & Trust Company. We will remain a reporting company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and our units, Class A ordinary shares and warrants will remain publicly traded. We will then continue to attempt to complete an initial business combination by the Extended Date. Additionally, if the Articles Amendment Proposals and the Trust Amendment Proposal are approved and the Extension is implemented, our initial shareholders may convert the founder shares into Class A ordinary shares at any time and from time to time, including prior to any redemption in connection with the implementation of the Extension. Notwithstanding any such Class B Conversion, the initial shareholders will not be entitled to receive any funds held in the trust account with respect to any such converted shares.
If the Articles Amendment Proposals and the Trust Amendment Proposal are approved and the Extension is implemented, the removal of the Withdrawal Amount from the trust account will reduce our net asset value and the amount remaining in the trust account and increase the percentage interest of our ordinary shares held by our initial shareholders, directors, officers and their affiliates through their beneficial ownership of the founder shares.
If the Articles Amendment Proposals and the Trust Amendment Proposal are approved and the Extension is implemented but we do not consummate an initial business combination by the Extended Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, liquidate and dissolve, in the case of clauses (ii) and (iii) to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we do not complete an initial business combination by the Current Termination Date or, if the Articles Amendment Proposals and the Trust Amendment Proposal are and the Extension is implemented, the Extended Date.
Our initial shareholders, officers and directors have agreed to waive their redemption rights with respect to the founder shares, and, with respect to our sponsor, officers and directors, any public shares they may hold, in connection with the consummation of an initial business combination or the approval of certain amendments to the Articles, including with respect to the Articles Amendment Proposals, and to waive their rights to liquidating distributions from the trust account with respect to the founder shares if we do not complete an initial business combination by the Current Termination Date or, if the Articles Amendment Proposals and the Trust Amendment Proposal are approved and the Extension is implemented, the Extended Date. As a consequence of such waivers, any liquidating distribution that is made will be only with respect to the public shares; however, such persons would be entitled to liquidating distributions from the trust account with respect to any public shares they hold. We will pay the costs of liquidation from up to $100,000 of interest from the trust account and our remaining assets held outside of the trust account.

Q. Would I still be able to exercise my redemption rights if I vote against a potential
A.   Unless you make the Election to redeem all of your public shares in connection with the Extension, you will still be able to vote on an initial business combination when it is submitted to shareholders

initial business combination?	(provided that you are a shareholder on the record date for a meeting to consider such business combination). If you disagree with such business combination, you will retain your right to redeem your public shares upon consummation of such business combination in connection with the shareholder vote to approve such business combination, subject to any limitations set forth in the Articles.
Q. How do I attend the extraordinary general meeting?
A.   The extraordinary general meeting will be held on August 1, 2023 at 12:00 p.m., Eastern Time, at the offices of Greenberg Traurig, LLP, located at 900 Stewart Avenue, Suite 505, Garden City, NY 11530, and via virtual meeting, or at such other time, on such other date and at such other place to which the extraordinary general meeting may be postponed or adjourned.
The extraordinary general meeting will be conducted via live webcast, but the physical location of the extraordinary general meeting will remain at the location specified above for the purposes of the Articles. If you are a shareholder of record, you will be able to attend, vote your shares and submit questions during the extraordinary general meeting in person or via a live webcast available at https://www.cstproxy.com/pegyr/2023. You will need your control number for access. If you do not have your control number, contact Continental Stock Transfer & Trust Company, our transfer agent, by telephone at 917-262-2373 or by e-mail at proxy@continentalstock.com. If you hold your shares through a bank, broker or other intermediary, you will need to contact such bank, broker or other intermediary and obtain a legal proxy. Once you have your legal proxy, e-mail a copy of your legal proxy to our transfer agent at least five business days prior to the extraordinary general meeting date to have a control number generated.
You may also attend the extraordinary general meeting telephonically by dialing 1-800-450-7155 (toll-free within the United States and Canada) or +1 857-999-9155 (outside of the United States and Canada, standard rates apply). The passcode for telephone access is 9567202#, but please note that you will not be able to vote or submit questions if you choose to attend the extraordinary general meeting telephonically.
See the section of this proxy statement entitled “The Extraordinary General Meeting” for more detailed information.

Q. How do I change my vote?	A. If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to Morrow Sodali LLC, our proxy solicitor, prior to the date of the extraordinary general meeting or by voting in person (including by virtual attendance) at the extraordinary general meeting. Virtual attendance at the extraordinary general meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to: Morrow Sodali LLC, 333 Ludlow Street, 5th Floor, South Tower, Stamford, CT 06902.
Q. How are votes counted?	A. Votes will be counted by the inspector of election appointed for the extraordinary general meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes. Approval of each of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Founder Share Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the ordinary shares entitled to vote thereon and voted in person (including by virtual attendance) or by proxy at the extraordinary general meeting; approval of the Trust Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of all then outstanding ordinary shares entitled to vote thereon at the extraordinary general meeting; approval of the re-appointment of the director named in the Director Appointment Proposal requires an ordinary resolution under Cayman Islands law of the holders of Class B ordinary shares, being the affirmative vote of at least a majority of the Class B ordinary shares entitled to vote thereon and voted in person (including by virtual attendance) or by proxy at the extraordinary general meeting; and approval of each of the Auditor Ratification Proposal and the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the ordinary shares entitled to vote thereon and voted in person (including by virtual attendance) or by proxy at the extraordinary general meeting.
A quorum of shareholders is necessary to hold a valid meeting. Holders of a majority in voting power of our issued and outstanding ordinary shares entitled to vote at the extraordinary general meeting, present in person (including by virtual attendance) or by proxy, constitute a quorum. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person or online at the extraordinary general meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum within half an hour from the time appointed for the extraordinary general meeting, the extraordinary general meeting will stand adjourned to the same day in the next week at the same time and/or place or to such other day, time and/or place as the Board may determine. If at the adjourned meeting a quorum is not present within half an hour from the time appointed for the extraordinary general meeting to commence, the shareholders present shall be a quorum. As of the record date for the extraordinary general meeting, 16,486,038 ordinary shares would be required to achieve a quorum.
If you abstain, do not vote or do not instruct your broker or bank how to vote, your action will have the effect of a vote against the Trust Amendment Proposal. Failure to vote in person (including by virtual attendance) or by proxy at the extraordinary general meeting, if a valid quorum is otherwise established, will have no effect on the outcome of the vote on the other proposals. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast for the other proposals and will have no effect on the outcome of the vote on the other proposals.
If your shares are held by your broker as your nominee (that is, in “street name”), you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under the rules of various national securities exchanges applicable to member brokerage firms. These rules provide that for routine matters your broker has the discretion to vote shares held in street name in the absence of your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes.
Q. If my shares are held in “street name,” will my broker automatically vote them for me?
A.   Your broker may automatically vote your shares with respect to the Auditor Ratification Proposal, which we believe is a “discretionary” item.
We believe all of the other proposals are “non-discretionary” items, meaning your broker can vote your shares with respect to such proposals only if you provide your broker with instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions. If you do not give your broker instructions, your shares may be treated as broker non-votes with respect to such proposals.

Q. What is a quorum requirement?
A.   A quorum of shareholders is necessary to hold a valid meeting. Holders of a majority in voting power of our issued and outstanding ordinary shares entitled to vote at the extraordinary general meeting, present in person (including by virtual attendance) or by proxy, constitute a quorum.
Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person or online at the extraordinary general meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum within half an hour from the time appointed for the extraordinary general meeting, the extraordinary general meeting will stand adjourned to the same day in the next week at the same time and/or place or to such other day, time and/or place as the Board may determine. If at the adjourned meeting a quorum is not present within half an hour from the time appointed for the extraordinary general meeting to commence, the shareholders present shall be a quorum. As of the record date for the extraordinary general meeting, 16,486,038 ordinary shares would be required to achieve a quorum.

Q. Who can vote at the extraordinary general meeting?
A.   Only holders of record of our ordinary shares at the close of business on June 29, 2023, the record date, are entitled to have their vote counted at the extraordinary general meeting and any adjournments or postponements thereof. Pursuant to the Articles, until the consummation of our initial business combination, only holders of Class B ordinary shares have the right to vote on the appointment or removal of directors. Therefore, only holders of Class B ordinary shares are entitled to vote on the Director Appointment Proposal. On the record date there were 32,972,075 ordinary shares issued and outstanding, consisting of 26,377,660 Class A ordinary shares and 6,594,415 Class B ordinary shares. Our warrants do not have voting rights.
Shareholder of Record: Shares Registered in Your Name.   If on the record date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a shareholder of record. As a shareholder of record, you may vote in person (including by virtual attendance) at the extraordinary general meeting or vote by proxy.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank.   If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the extraordinary general meeting in person or online. However, since you are not the shareholder of record, you may not vote your shares in person (including by virtual attendance) at the extraordinary general meeting unless you request and obtain a valid proxy from your broker or other agent.
Shareholders are urged to vote their proxies by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope, or to direct their brokers or other agents on how to vote the shares in their accounts, as applicable.

Q. How does the Board recommend I vote?	A. After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Share Amendment Proposal, the Trust Amendment Proposal, the Director Appointment Proposal, the Auditor Ratification Proposal and, if presented, the Adjournment Proposal, are advisable and unanimously recommends that you vote or give instruction to vote “FOR” such proposals.
Q. What interests do our initial shareholders, directors and officers have in the approval of the proposals?	A. Our initial shareholders, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include ownership of the founder shares and the private placement warrants that may become exercisable in the future, and the possibility of future compensatory arrangements. See the section of this proxy statement entitled “Proposal No. 1 — The Extension Amendment Proposal — Interests of Our Initial Shareholders, Directors and Officers.”
Q. What if I object to the Articles Amendment Proposals or the Trust Amendment Proposal? Do I have appraisal rights?	A. If you do not want the Articles Amendment Proposals and the Trust Amendment Proposal to be approved, you must vote against, abstain or not vote on such proposals. If public shareholders do not make the Election to redeem all of their public shares in connection with the Extension, such holders will retain redemption rights in connection with an initial business combination. You will still be entitled to make the Election if you vote against, abstain or do not vote on the Articles Amendment Proposals and the Trust Amendment Proposal. In addition, public shareholders who do not make the Election would be entitled to redemption if we implement the Extension and do not complete an initial business combination by the Extended Date. Our shareholders do not have appraisal rights in connection with the Articles Amendment Proposals, the Trust Amendment Proposal or any of the other proposals under the Articles or Cayman Islands law.
Q. What happens to our warrants if the Articles Amendment Proposals and the Trust Amendment Proposal are not approved?	A. If the Articles Amendment Proposals and the Trust Amendment Proposal are not approved and we do not consummate an initial business combination by the Current Termination Date, as contemplated by the IPO Prospectus and in accordance with the Articles, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, liquidate and dissolve, in the case of clauses (ii) and (iii) to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we do not complete an initial business combination by the Current Termination Date.
Q. What happens to our warrants if the Articles Amendment Proposals and the Trust Amendment Proposal are approved?	A. If the Articles Amendment Proposals and the Trust Amendment Proposal are approved and the Extension is implemented, we will continue to attempt to complete an initial business combination by the Extended Date and will retain the blank check company restrictions previously applicable to us. Our warrants will remain outstanding in accordance with their terms and will become exercisable 30 days after the completion of an initial business combination. The warrants will expire at 5:00 p.m., New York City time, five years after the completion of an initial business combination or earlier upon redemption or liquidation.
Q. What do I need to do now?	A. We urge you to read carefully and consider the information contained in this proxy statement, including the annexes to this proxy statement, and to consider how the proposals will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.
Q. How do I vote?
A.   If you are a holder of record of our ordinary shares, you may vote in person (including by virtual attendance) at the extraordinary general meeting or by submitting a proxy for the extraordinary general meeting. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the extraordinary general meeting and vote in person or online if you have already voted by proxy.
If your ordinary shares are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the extraordinary general meeting in person or online. However, since you are not the shareholder of record, you may not vote your shares in person (including by virtual attendance) at the extraordinary general meeting unless you request and obtain a valid proxy from your broker or other agent.
Shareholders are urged to vote their proxies by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope, or to direct their brokers or other agents on how to vote the shares in their accounts, as applicable.

Q. How do I redeem my public shares?
A.   Pursuant to the Articles, each public shareholder may seek to redeem all or a portion of such shareholder’s public shares for its pro rata portion of the funds available in the trust account, including interest earned on the funds held in the trust account and not previously released to us (less taxes payable), in connection with the approval of the Articles Amendment Proposals and the Trust Amendment Proposal and the implementation of the Extension. If the Articles Amendment Proposals and the Trust Amendment Proposal are approved and the Extension is implemented, we anticipate that such shareholders who made the Election to redeem their public shares in connection with the Election would receive payment of the redemption price for such shares soon after the extraordinary general meeting. Unless you make the Election to redeem all of your public shares in connection with the Extension, you will still be able to redeem your public shares in connection with any shareholder vote to approve an initial business combination, or if we have not consummated an initial business combination by the Extended Date.
To demand redemption with respect to all or a portion of your public shares in connection with the Extension, prior to 5:00 p.m., Eastern Time, on July 28, 2023 (two business days before the extraordinary general meeting), you must elect either to physically tender your share certificate(s) representing such shares to Continental Stock Transfer & Trust Company, our transfer agent, at Continental Stock Transfer & Trust Company, One State Street, 30th Floor, New York, New York 10004-1561, Attn: SPAC Redemption Team, Email: spacredemptions@continentalstock.com, or deliver such shares to our transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system, which election would likely be determined based on the manner in which you hold your shares. If properly demanded, we will redeem each public share for a pro rata portion of the funds available in the trust account, including interest earned on the funds held in the trust account and not previously released to us (less taxes payable), calculated as of two business days prior to the extraordinary general meeting.
Certificates that have not been tendered in accordance with these procedures at least two business days prior to the extraordinary general meeting will not be redeemed for a pro rata portion of the funds held in the trust account. In the event that a public shareholder tenders its shares and decides prior to the implementation of the Extension that it does not want to redeem its shares, the shareholder may withdraw the tender until the deadline for exercising redemption requests and, thereafter, with our consent. If you delivered your shares for redemption to our transfer agent and decide within the required timeframe not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above.

Q. What should I do if I receive more than one set of voting materials?	A. You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your ordinary shares.
Q. Who is paying for this proxy solicitation?	A. We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.
Q. Where do I find the voting results of the extraordinary general meeting?	A. We will announce preliminary voting results at the extraordinary general meeting. The final voting results will be tallied by the inspector of election and disclosed in a Current Report on Form 8-K, which we are required to file with the SEC within four business days following the extraordinary general meeting.
Q. Who can help answer my questions?
A.   If you have questions, you may write or call our proxy solicitor:
Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Telephone: (800) 662-5200
Banks and brokers: (203) 658-9400
E-mail: PEGR.info@investor.morrowsodali.com
You may also obtain additional information about us from documents filed with the SEC by following the instructions in the section of this proxy statement entitled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS
This proxy statement and the documents to which we refer you in this proxy statement contain “forward-looking statements” as that term is defined by the Private Securities Litigation Reform Act of 1995 and the federal securities laws. Any statements that do not relate to historical or current facts or matters are forward-looking statements. You can identify some of the forward-looking statements by the use of forward-looking words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “should,” “may” and other similar expressions, although not all forward-looking statements contain these identifying words. There can be no assurance that actual results will not materially differ from expectations. Such statements include, but are not limited to, any statements relating to our ability to consummate an initial business combination and any other statements that are not statements of current or historical facts. These forward-looking statements are based on information available to us as of the date of the proxy materials and current expectations, forecasts and assumptions and involve a number of risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date and we undertake no obligation to update forward-looking statements to reflect events or circumstances after the date they were made.
These forward-looking statements involve a number of known and unknown risks and uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include:
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our ability to effect the Extension or consummate an initial business combination;

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the volatility of the market price and liquidity of our securities;

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unanticipated delays in the distribution of the funds from the trust account;

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claims by third parties against the trust account;

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our ability to maintain the listing of our securities on Nasdaq or another national securities exchange prior to or following an initial business combination;

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our ability to finance and consummate an initial business combination; or

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changes in SEC rules related to special purpose acquisition companies (“SPACs”).

You should carefully consider these risks, in addition to those factors described under the heading “Risk Factors” and elsewhere in this proxy statement, and the risk factors set forth in our other filings with the SEC, including the IPO Prospectus, our 2022 Form 10-K and any subsequently filed Quarterly Reports on Form 10-Q. The documents we file with the SEC, including those referred to above, also discuss some of the risks that could cause actual results to differ from those contained or implied in the forward-looking statements. See the section of this proxy statement entitled “Where You Can Find More Information” for additional information about our filings.

RISK FACTORS
You should consider carefully all of the risks described in the IPO prospectus, our 2022 Form 10-K, any subsequently filed Quarterly Reports on Form 10-Q and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.
There are no assurances that the Extension will enable us to complete an initial business combination.
Approving the Articles Amendment Proposals and the Trust Amendment Proposal involves a number of risks. Even if such proposals are approved and the Extension is implemented, we can provide no assurances that an initial business combination will be consummated prior to the Extended Date. Our ability to consummate any business combination is dependent on a variety of factors, many of which are beyond our control. If the Articles Amendment Proposals and the Trust Amendment Proposal are approved and the Extension is implemented, we expect to seek shareholder approval of an initial business combination. We are required to offer the public shareholders the opportunity to redeem their public shares in connection with the approval of the Articles Amendment Proposals and the Trust Amendment Proposal and the implementation of the Extension, and we will be required to offer the public shareholders redemption rights again in connection with any shareholder vote to approve an initial business combination. Even if such proposals are approved and the Extension is implemented, or if an initial business combination is approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate an initial business combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the implementation of the Extension and an initial business combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of their shares at favorable prices, or at all.
The ability of the public shareholders to exercise redemption rights with respect to a large number of public shares if the Articles Amendment Proposals and the Trust Amendment Proposal are approved and the Extension is implemented may adversely affect the liquidity of our securities.
Pursuant to the Articles, each public shareholder may seek to redeem all or a portion of such shareholder’s public shares for its pro rata portion of the funds available in the trust account, including interest earned on the funds held in the trust account and not previously released to us (less taxes payable), in connection with the approval of the Articles Amendment Proposals and the Trust Amendment Proposal and the implementation of the Extension. The ability of the public shareholders to exercise such redemption rights with respect to a large number of public shares may adversely affect the liquidity of our securities. As a result, if the Articles Amendment Proposals and the Trust Amendment Proposal are approved and the Extension is implemented, you may be unable to sell your public shares even if the per-share market price is higher than the per-share redemption price paid to public shareholders that elected to redeem their public shares in connection with the approval of the Articles Amendment Proposals and the Trust Amendment Proposal and the implementation of the Extension.
Since our initial shareholders, officers and directors will lose their entire investment in us if our initial business combination is not completed (other than with respect to public shares they have acquired or may acquire), the Board may have a conflict of interest in making their recommendation that you vote in favor of the Articles Amendment Proposals and the Trust Amendment Proposal.
On February 18, 2021, we issued an aggregate of 8,625,000 founder shares to our sponsor for an aggregate price of $25,000, or approximately $0.003 per share. On July 29, 2021, our sponsor surrendered 1,437,500 founder shares to us for no consideration, resulting in an aggregate of 7,187,500 founder shares outstanding. Our sponsor transferred to our independent directors and certain of our anchor investors an aggregate of 1,321,717 founder shares. On December 12, 2021, in connection with the expiration of the remaining portion of the IPO underwriters’ over-allotment option, our sponsor forfeited 593,085 founder shares to us for no consideration, and 6,594,415 founder shares remain outstanding. The number of founder shares issued was determined based on the expectation that such founder shares would represent 20% of the outstanding ordinary shares after the IPO. In addition, our sponsor purchased an aggregate of 8,425,532 private placement warrants at a price of $1.00 per warrant for an aggregate purchase price of $8,425,532.
The founder shares will automatically convert into Class A ordinary shares at the time of our initial business combination, on a one-for-one basis, subject to adjustment. If the Articles Amendment Proposals and the Trust Amendment Proposal are approved and the Extension is implemented, our initial shareholders may convert the founder shares into Class A ordinary shares at any time and from time to time, including prior to any redemption in connection with the implementation of the Extension. Notwithstanding any such Class B Conversion, the initial shareholders will not be entitled to receive any funds held in the trust account with respect to any such converted shares.
Our initial shareholders, officers and directors have agreed to waive their redemption rights with respect to the founder shares, and, with respect to our sponsor, officers and directors, any public shares they may hold, in connection with the consummation of an initial business combination or the approval of certain amendments to the Articles, including with respect to the Articles Amendment Proposals, and to waive their rights to liquidating distributions from the trust account with respect to the founder shares if we do not complete an initial business combination by the Current Termination Date or, if the Articles Amendment Proposals and the Trust Amendment Proposal are approved and the Extension is implemented, the Extended Date. The founder shares will therefore be worthless if we do not complete an initial business combination; however, such persons would be entitled to liquidating distributions from the trust account with respect to any public shares they hold. There will be no redemption rights or liquidating distributions with respect to the private placement warrants, which will expire worthless if we do not complete an initial business combination.
These interests, among others, may influence our directors in making their recommendation that you vote in favor of the Articles Amendment Proposals and the Trust Amendment Proposal. See the section of this proxy statement entitled “Proposal No. 1 — The Extension Amendment Proposal — Interests of Our Initial Shareholders, Directors and Officers.”
Since our anchor investors have either an indirect beneficial interest in founder shares and certain private placement warrants held by our sponsor or directly hold founder shares, a conflict of interest may arise in connection with the approval of the Articles Amendment Proposals and the Trust Amendment Proposal.
The anchor investors either (i) are members of our sponsor with an indirect beneficial interest in certain founder shares and private placement warrants held by our sponsor, which anchor investors we refer to as the original anchor investors, or (ii) hold founder shares directly, which anchor investors we refer to as the additional anchor investors. The additional anchor investors paid only a nominal amount for the founder shares. The original anchor investors, through their interests in the sponsor, acquired interests in founder shares and private placement warrants at prices similar to those paid by our sponsor for the founder shares and private placement warrants. Accordingly, our anchor investors will share in any appreciation in the value of the founder shares and private placement warrants above the original purchase price, provided that we successfully complete a business combination. Moreover, the anchor investors paid an effective price of $7.60 per ordinary share acquired in the IPO, as compared to the $10.00 per share paid by the other public shareholders in the IPO.
As a result, our anchor investors may have an incentive to vote any ordinary shares they own in favor of the Articles Amendment Proposals and the Trust Amendment Proposal. In addition, if our anchor investors retain a substantial portion of their interests in our public shares and vote those public shares in favor of the Articles Amendment Proposals and the Trust Amendment Proposal, we may receive sufficient votes to approve the Articles Amendment Proposals and the Trust Amendment Proposal, regardless of how any other public shareholder votes their shares, although we are not aware of any arrangements or understandings among our anchor investors with regard to voting, including voting with respect to the Articles Amendment Proposals and the Trust Amendment Proposal.

If following the approval of the Articles Amendment Proposals and the Trust Amendment Proposal and the implementation of the Extension we are no longer in compliance with Nasdaq’s continued listing requirements, Nasdaq may delist our securities from trading on its exchange, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.
Our units, Class A ordinary shares and warrants are currently listed on Nasdaq, a national securities exchange. We cannot assure you that our securities will continue to be listed on Nasdaq in the future prior to an initial business combination, including following any shareholder redemptions in connection with certain amendments to the Articles, such as the Articles Amendment Proposals. If the public shareholders exercise redemption rights with respect to a large number of public shares in connection with the approval of the Articles Amendment Proposals and the Trust Amendment Proposal and the implementation of the Extension, our securities may no longer meet Nasdaq’s continued listing requirements and Nasdaq may delist our securities from trading on its exchange.
We expect that if our Class A ordinary shares fail to meet Nasdaq’s continued listing requirements, our units and warrants will also fail to meet Nasdaq’s continued listing requirements for those securities. We cannot assure you that any of our Class A ordinary shares, units or warrants will be able to meet any of Nasdaq’s continued listing requirements following any shareholder redemptions of public shares in connection with the approval of the Articles Amendment Proposals and the Trust Amendment Proposal and the implementation of the Extension. If Nasdaq delists any of our securities from trading on its exchange and we are not able to list such securities on another national securities exchange, we expect such securities could be quoted on an over-the-counter market. However, if this were to occur, we could face significant material adverse consequences, including:
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a limited availability of market quotations for our securities;

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reduced liquidity for our securities;

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a determination that our Class A ordinary shares are a “penny stock” which will require brokers trading in our Class A ordinary shares to adhere to more stringent rules, possibly resulting in a reduced level of trading activity in the secondary trading market for our securities;

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a limited amount of news and analyst coverage; and

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a decreased ability to issue additional securities or obtain additional financing in the future.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Because our units, Class A ordinary shares and warrants are currently listed on Nasdaq, our units, Class A ordinary shares and warrants are covered securities under the statute. Although the states are preempted from regulating the sale of our securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by blank check companies, other than the State of Idaho, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, if we were no longer listed on Nasdaq, our securities would not be covered securities under the statute and we would be subject to regulation in each state in which we offer our securities.
A new 1% U.S. federal excise tax could be imposed on us in connection with redemptions by us of our shares, including in connection with the Extension.
On August 16, 2022, the Inflation Reduction Act of 2022 (the “IR Act”) was signed into federal law. The IR Act provides for, among other things, a new U.S. federal 1% excise tax on certain repurchases (including redemptions) of stock by publicly traded U.S. domestic corporations and certain U.S. domestic subsidiaries of publicly traded foreign corporations occurring on or after January 1, 2023. The excise tax is imposed on the repurchasing corporation itself, not its shareholders from which shares are repurchased. The amount of the excise tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the excise tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. In addition, certain exceptions apply to the excise tax. The U.S. Department of the Treasury (the “Treasury”) has been given authority to provide regulations and other guidance to carry out and prevent the abuse or avoidance of the excise tax.
On December 27, 2022, the Treasury released Notice 2023-2, which provides taxpayers with interim guidance on the excise tax that may be relied upon until the Internal Revenue Service issues proposed Treasury regulations on such matter. Notice 2023-2 includes as one of its exceptions to the excise tax a distribution in complete liquidation of a “covered corporation”, to which Sec. 331 of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), applies (so long as Sec. 332(a) of the Code also does not also apply).
Although we were incorporated in the Cayman Islands and are currently not a “covered corporation”, there is a possibility that we may acquire a U.S. domestic corporation, redomicile as a U.S. domestic corporation or engage in a transaction in which a U.S. domestic corporation becomes our parent or our affiliate. Although it remains uncertain whether, and/or to what extent, the excise tax could apply to any redemptions of our public shares after December 31, 2022 if we were to become a “covered corporation” in the future, including any redemptions in connection with the Extension, our initial business combination or in the event we do not consummate our initial business combination by the Current Termination Date (or, if the Articles Amendment Proposals and the Trust Amendment Proposal are approved and the Extension is implemented, the Extended Date), we would not expect the excise tax to apply to redemptions of our public shares that occur during a taxable year in which we completely liquidate under Sec. 331 of the Code.
Pursuant to the Articles, each public shareholder may seek to redeem all or a portion of such shareholder’s public shares for its pro rata portion of the funds available in the trust account, including interest earned on the funds held in the trust account and not previously released to us (less taxes payable), in connection with the approval of the Articles Amendment Proposals and the Trust Amendment Proposal and the implementation of the Extension. If we were to become a “covered corporation” in the future, there is a possibility that any redemption or other repurchase that occurs after December 31, 2022 may be subject to the excise tax, including in connection with our initial business combination, certain amendments to the Articles (including the proposed Articles Amendment Proposals) or otherwise. Whether and to what extent we would be subject to the excise tax would depend on a number of factors, including (i) the fair market value of the redemptions and repurchases in connection with the initial business combination, certain amendments to the Articles (including the proposed Articles Amendment Proposals) or otherwise, (ii) the structure of the initial business combination, (iii) the nature and amount of any “PIPE” or other equity issuances in connection with the initial business combination (or otherwise issued not in connection with the initial business combination but issued within the same taxable year of the initial business combination) and (iv) the content of regulations and other guidance from the Treasury. In addition, because the excise tax would be payable by the corporation and not by the redeeming holder, the mechanics of any required payment of the excise tax have not been determined. The foregoing could cause a reduction in the cash available on hand to complete our initial business combination and in our ability to complete our initial business combination.
Changes in laws or regulations, or in how such laws or regulations are interpreted or applied, or a failure to comply with any laws, regulations, interpretations or applications, may adversely affect our business, including our ability to negotiate and complete our initial business combination, investments and results of operations.
We are subject to laws and regulations, and interpretations and applications of such laws and regulations, enacted by national, regional and local governments. In particular, we are required to comply with certain SEC and other legal requirements. Compliance with, and monitoring of, applicable laws and regulations, and interpretations and applications of such laws and regulations, may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time and those changes could have a material adverse effect on our business, investments and results of operations. In addition, a failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on our business, including our ability to negotiate and complete our initial business combination, investments and results of operations.
On March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating to, among other items, enhancing disclosures in business combination transactions involving special purpose acquisition companies, or SPACs, and private operating companies; amending the financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”), including a proposed rule that would provide a safe harbor for such companies from the definition of “investment company” under the Investment Company Act, provided certain criteria are satisfied. These rules, if adopted, whether in the form proposed or in revised form, may materially adversely affect our ability to negotiate and complete our initial business combination and may increase the costs and time related thereto.
The need for compliance with the SPAC Rule Proposals may cause us to liquidate the funds in the trust account or liquidate our company at an earlier time than we might otherwise choose. Were we to liquidate our company, our shareholders would not be able to realize the benefits of owning shares in a successor operating business, including the potential appreciation in the value of our shares and warrants following such a transaction, and our warrants would expire worthless.
If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted and, as a result, we may abandon our efforts to consummate an initial business combination and liquidate.
There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC, and it is possible that a claim could be made that we have been operating as an unregistered investment company. If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we would expect to abandon our efforts to complete an initial business combination and instead to liquidate. If we are required to liquidate, our shareholders would not be able to realize the benefits of owning shares in a successor operating business, including the potential appreciation in the value of our shares and warrants following such a transaction, and our warrants would expire worthless.
If we instruct the trustee to liquidate the securities held in the trust account and instead to hold the funds in the trust account in cash until the earlier of the consummation of an initial business combination or our liquidation, we may be able to mitigate the risk that we could be deemed to be an investment company for purposes of the Investment Company Act. Following the liquidation of securities in the trust account, we may receive minimal interest, if any, on the funds held in the trust account, which may reduce the dollar amount the public shareholders would receive upon any redemption or liquidation of our company.
The funds in the trust account have, since the IPO, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, we may, at any time, instruct the trustee with respect to the trust account to liquidate the U.S. government treasury obligations or money market funds held in the trust account and thereafter to hold all funds in the trust account in cash in an interest-bearing demand deposit account at a national bank until the earlier of consummation of an initial business combination or liquidation of our company. Following such liquidation of the securities held in the trust account, we may receive minimal interest, if any, on the funds held in the trust account. However, interest previously earned on the funds held in the trust account still may be released to us to pay our taxes, if any, and certain other expenses as permitted. As a result, any decision to liquidate the securities held in the trust account and thereafter to hold all funds in the trust account in cash may reduce the dollar amount the public shareholders would receive upon any redemption or liquidation of our company.

The longer that the funds in the trust account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate our company. Accordingly, we may determine, in our discretion, to liquidate the securities held in the trust account at any time and instead hold all funds in the trust account in cash in an interest-bearing demand deposit account at a national bank, which may further reduce the dollar amount the public shareholders would receive upon any redemption or liquidation of our company. As of the date of this proxy statement, we have not yet made any such determination to liquidate the securities held in the trust account.
Were we considered to be a “foreign person,” we might not be able to complete an initial business combination with a U.S. target company if such initial business combination is subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States (“CFIUS”), or ultimately prohibited.
Certain federally licensed businesses in the United States, such as broadcasters and airlines, may be subject to rules or regulations that limit foreign ownership. In addition, CFIUS is an interagency committee authorized to review certain transactions involving foreign investment in the United States by foreign persons in order to determine the effect of such transactions on the national security of the United States. Were we considered to be a “foreign person” under such rules and regulations, any proposed business combination between us and a U.S. business engaged in a regulated industry or which may affect national security could be subject to such foreign ownership restrictions and/or CFIUS review. The scope of CFIUS was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”) to include certain non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subject certain categories of investments to mandatory filings. If a potential initial business combination with a U.S. business falls within the scope of foreign ownership restrictions, we may be unable to consummate an initial business combination with such business. In addition, if a potential initial business combination falls within CFIUS’s jurisdiction, we may be required to make a mandatory filing or determine to submit a voluntary notice to CFIUS, or to proceed with the initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination.
If CFIUS has jurisdiction over our initial business combination, CFIUS may decide to block or delay our initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or order us to divest all or a portion of a U.S. business of the combined company if we had proceeded without first obtaining CFIUS clearance. If we were considered to be a “foreign person,” the foreign ownership limitations, and the potential impact of CFIUS, may limit the attractiveness of a transaction with us or prevent us from pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our shareholders. As a result, in such circumstances, the pool of potential targets with which we could complete an initial business combination could be limited and we may be adversely affected in terms of competing with other SPACs that do not have similar foreign ownership issues.
Moreover, the process of government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete our initial business combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, the public shareholders may only receive $10.00 per share, and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

BACKGROUND
We are a blank check company incorporated on February 10, 2021 as a Cayman Islands exempted company and formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses, which we refer to as an initial business combination.
On February 18, 2021, we issued an aggregate of 8,625,000 founder shares to our sponsor for an aggregate price of $25,000, or approximately $0.003 per share. On July 29, 2021, our sponsor surrendered 1,437,500 founder shares to us for no consideration, resulting in an aggregate of 7,187,500 founder shares outstanding. Our sponsor transferred to our independent directors and certain of our anchor investors an aggregate of 1,321,717 founder shares. On December 12, 2021, in connection with the expiration of the remaining portion of the IPO underwriters’ over-allotment option, our sponsor forfeited 593,085 founder shares to us for no consideration, and 6,594,415 founder shares remain outstanding.
The founder shares will automatically convert into Class A ordinary shares at the time of our initial business combination, on a one-for-one basis, subject to adjustment. If the Articles Amendment Proposals and the Trust Amendment Proposal are approved and the Extension is implemented, our initial shareholders may convert the founder shares into Class A ordinary shares at any time and from time to time, including prior to any redemption in connection with the implementation of the Extension. Notwithstanding any such Class B Conversion, the initial shareholders will not be entitled to receive any funds held in the trust account with respect to any such converted shares.
On November 2, 2021, we consummated the IPO of 25,000,000 units, and on November 17, 2021, we consummated the sale of 1,377,660 additional units as a result of the underwriters’ partial exercise of their over-allotment option. Each unit consisted of one Class A ordinary share and one-half of one redeemable warrant, each whole warrant entitling the holder thereof to purchase one Class A ordinary share at an exercise price of $11.50 per share, subject to adjustment. The units were sold at an offering price of $10.00 per unit, generating total gross proceeds of $263,776,600.
Simultaneously with the consummation of the IPO, we consummated the private placement of 8,150,000 private placement warrants to our sponsor at a price of $1.00 per private placement warrant, generating total gross proceeds of $8,150,000. Simultaneously with the closing of the partial exercise of the over-allotment option, we consummated the private placement of 275,532 additional private placement warrants to our sponsor at a price of $1.00 per additional private placement warrant, generating total gross proceeds of $275,532 (collectively, the “private placements”).
A total of eleven anchor investors purchased units in the IPO. In connection with such purchases, (i) three anchor investors, which we refer to as the original anchor investors, subscribed for interests in our sponsor representing an aggregate of 1,379,850 founder shares and certain of the private placement warrants held by our sponsor, which interests may be subject to forfeiture or repurchase in connection with the transfer or redemption of public shares acquired by the original anchor investors at the time of the IPO, and (ii) the remaining eight anchor investors purchased an aggregate of 1,171,717 founder shares from our sponsor, in each case at prices similar to those paid by our sponsor for the founder shares and private placement warrants, as applicable.
A total of $263,776,600 ($10.00 per unit) of the proceeds from the IPO, including the partial exercise of the over-allotment option, and simultaneous private placements of private placement warrants was placed in the trust account, with Continental Stock Transfer & Trust Company acting as trustee. As of March 31, 2023, we had approximately $270.3 million in the trust account (not taking into account any subsequent withdrawal for our taxes payable or further accrual of interest earned on the funds held in the trust account).
Our units began trading on November 2, 2021 on the Nasdaq Global Market under the symbol “PEGRU.” Commencing on December 20, 2021, the Class A ordinary shares and warrants comprising the units began separate trading on Nasdaq under the symbols “PEGR” and “PEGRW,” respectively. Those units not separated continue to trade on Nasdaq under the symbol “PEGRU.”
The mailing address of our principal executive office is Project Energy Reimagined Acquisition Corp., 1285 Camino Real, Suite 200, Menlo Park, California 94025, and our telephone number is (260) 515-9113.

You are not being asked to vote on an initial business combination at this time. If the Extension is implemented and you do not make the Election to redeem all of your public shares in connection with the Extension, you will retain the right to vote on an initial business combination when it is submitted to the public shareholders (provided that you are a shareholder on the record date for a meeting to consider such business combination) and the right to redeem your public shares for a pro rata portion of the trust account in the event an initial business combination is approved and completed or we have not consummated an initial business combination by the Extended Date.

THE EXTRAORDINARY GENERAL MEETING
Date, Time and Place.   The extraordinary general meeting will be held on August 1, 2023 at 12:00 p.m., Eastern Time, at the offices of Greenberg Traurig, LLP, located at 900 Stewart Avenue, Suite 505, Garden City, NY 11530, and via virtual meeting, or at such other time, on such other date and at such other place to which the extraordinary general meeting may be postponed or adjourned.
The extraordinary general meeting will be conducted via live webcast, but the physical location of the extraordinary general meeting will remain at the location specified above for the purposes of the Articles. You will be able to attend the extraordinary general meeting online, vote and submit your questions during the extraordinary general meeting by visiting https://www.cstproxy.com/pegyr/2023. Only shareholders who own our ordinary shares as of the close of business on the record date will be entitled to attend the extraordinary general meeting.
To pre-register for the extraordinary general meeting, please follow the below instructions as applicable to the nature of your ownership of ordinary shares. Pre-registration is recommended but not required to attend the extraordinary general meeting and is available starting at 9:00 a.m., Eastern Time, on July 25, 2023 (five business days prior to the extraordinary general meeting).
If your shares are registered in your name with our transfer agent and you wish to attend and participate in the virtual meeting, go to https://www.cstproxy.com/pegyr/2023, enter the control number you received on your proxy card and click on the “Click here” to pre-register for the online meeting link at the top of the page. Just prior to the start of the extraordinary general meeting you will need to log back into the above website using your control number. If you do not have your control number, contact Continental Stock Transfer & Trust Company, our transfer agent, by telephone at 917-262-2373 or by e-mail at proxy@continentalstock.com.
Beneficial shareholders who wish to attend and participate in the virtual meeting must (i) obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares and (ii) e-mail a copy (a legible photograph is sufficient) of their legal proxy to our transfer agent at proxy@continentalstock.com. Beneficial shareholders who e-mail our transfer agent a valid legal proxy will be issued a meeting control number that will allow them to pre-register to attend and participate in the virtual meeting. A beneficial shareholder who wishes to attend the virtual meeting but not vote may be issued a guest control number upon providing proof of ownership to our transfer agent. After contacting our transfer agent, a beneficial holder will receive an e-mail prior to the extraordinary general meeting with a link and instructions for entering the virtual meeting. Beneficial shareholders should contact our transfer agent at least five business days prior to the extraordinary general meeting date.
You may also attend the extraordinary general meeting telephonically by dialing 1-800-450-7155 (toll-free within the United States and Canada) or +1 857-999-9155 (outside of the United States and Canada, standard rates apply). The passcode for telephone access is 9567202#, but please note that you will not be able to vote or ask questions if you choose to attend the extraordinary general meeting telephonically.
Quorum.   A quorum of shareholders is necessary to hold a valid meeting. Holders of a majority in voting power of our issued and outstanding ordinary shares entitled to vote at the extraordinary general meeting, present in person (including by virtual attendance) or by proxy, constitute a quorum. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person or online at the extraordinary general meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum within half an hour from the time appointed for the extraordinary general meeting, the extraordinary general meeting will stand adjourned to the same day in the next week at the same time and/or place or to such other day, time and/or place as the Board may determine. If at the adjourned meeting a quorum is not present within half an hour from the time appointed for the extraordinary general meeting to commence, the shareholders present shall be a quorum. As of the record date for the extraordinary general meeting, 16,486,038 ordinary shares would be required to achieve a quorum.
Voting Power; Record Date.   You will be entitled to vote or direct votes to be cast at the extraordinary general meeting if you owned our ordinary shares at the close of business on June 29, 2023, the record date for the extraordinary general meeting. You will have one vote per proposal for each share you owned at that time. Pursuant to the Articles, until the consummation of our initial business combination, only holders of Class B ordinary shares have the right to vote on the appointment or removal of directors. Therefore, only holders of Class B ordinary shares are entitled to vote on the Director Appointment Proposal. Our warrants do not carry voting rights.
Votes Required.   Approval of each of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Founder Share Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the ordinary shares entitled to vote thereon and voted in person (including by virtual attendance) or by proxy at the extraordinary general meeting; approval of the Trust Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of all then outstanding ordinary shares entitled to vote thereon at the extraordinary general meeting; approval of the re-appointment of the director named in the Director Appointment Proposal requires an ordinary resolution under Cayman Islands law of the holders of Class B ordinary shares, being the affirmative vote of at least a majority of the Class B ordinary shares entitled to vote thereon and voted in person (including by virtual attendance) or by proxy at the extraordinary general meeting; and approval of each of the Auditor Ratification Proposal and the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the ordinary shares entitled to vote thereon and voted in person (including by virtual attendance) or by proxy at the extraordinary general meeting.
If you abstain, do not vote or do not instruct your broker or bank how to vote, your action will have the effect of a vote against the Trust Amendment Proposal. Failure to vote in person (including by virtual attendance) or by proxy at the extraordinary general meeting, if a valid quorum is otherwise established, will have no effect on the outcome of the vote on the other proposals. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast for the other proposals and will have no effect on the outcome of the vote on the other proposals.
At the close of business on the record date, there were 32,972,075 ordinary shares issued and outstanding, consisting of 26,377,660 Class A ordinary shares and 6,594,415 Class B ordinary shares, each of which entitles its holder to cast one vote per proposal. Pursuant to the Articles, until the consummation of our initial business combination, only holders of Class B ordinary shares have the right to vote on the appointment or removal of directors. Therefore, only holders of Class B ordinary shares are entitled to vote on the Director Appointment Proposal.
If you do not want the Articles Amendment Proposals and the Trust Amendment Proposal to be approved, you must vote against, abstain or not vote on such proposals. If you want to obtain your pro rata portion of the trust account in the event the Articles Amendment Proposals and the Trust Amendment Proposal are approved and the Extension is implemented, which is anticipated to be paid soon after the extraordinary general meeting, you must make the Election to redeem your public shares. Public shareholders may make the Election to redeem all or a portion of their public shares regardless of whether they vote for or against the Articles Amendment Proposals and the Trust Amendment Proposal, abstain, do not vote or do not instruct their broker or bank how to vote.
Proxies; Board Solicitation.   Your proxy is being solicited by the Board on the proposals being presented to shareholders at the extraordinary general meeting to approve the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Share Amendment Proposal, the Trust Amendment Proposal, the Director Appointment Proposal, the Auditor Ratification Proposal and, if presented, the Adjournment Proposal. No recommendation is being made as to whether you should make the Election to redeem your shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares in person (including by virtual attendance) at the extraordinary general meeting.
We have retained Morrow Sodali LLC to aid in the solicitation of proxies. Morrow Sodali LLC will receive a fee of approximately $30,000, as well as reimbursement for certain costs and out-of-pocket expenses incurred by them in connection with their services, all of which will be paid by us. In addition, our officers and directors may solicit proxies by mail, telephone, facsimile, and personal interview, for which no additional compensation will be paid, though they may be reimbursed for their out-of-pocket expenses. We will bear the cost of preparing, assembling and mailing the enclosed form of proxy, this proxy statement and other material that may be sent to shareholders in connection with this solicitation. We may reimburse brokerage firms and other nominee holders for their reasonable expenses in sending proxies and proxy material to the beneficial owners of our shares.

PROPOSAL NO. 1 — THE EXTENSION AMENDMENT PROPOSAL
We are proposing to amend the Articles, by way of special resolution, in the form set forth as the first resolution in Annex A to this proxy statement, to extend the date by which we must consummate an initial business combination from the Current Termination Date to the Extended Date, or such earlier date as determined by the Board, for a total extension of up to nine months after the Current Termination Date. All shareholders are encouraged to read Annex A to this proxy statement in its entirety for a more complete description of its terms.
The Articles Amendment Proposals and the Trust Amendment Proposal are essential to the overall implementation of the Board’s plan to extend the date that we have to complete an initial business combination, and approval of each of the Articles Amendment Proposals and the Trust Amendment Proposal is a condition to the implementation of the Extension. Each of the Articles Amendment Proposals and the Trust Amendment Proposal is cross-conditioned on the approval of each other.
If the Articles Amendment Proposals and the Trust Amendment Proposal are not approved and we do not consummate an initial business combination by the Current Termination Date, as contemplated by the IPO Prospectus and in accordance with the Articles, or if the Articles Amendment Proposals and the Trust Amendment Proposal are approved and the Extension is implemented but we do not consummate an initial business combination by the Extended Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, liquidate and dissolve, in the case of clauses (ii) and (iii) to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we do not complete an initial business combination by the Current Termination Date or, if the Articles Amendment Proposals and the Trust Amendment Proposal are approved and the Extension is implemented, the Extended Date.
Reasons for the Proposal
The IPO Prospectus and the Articles provide that we have until the Current Termination Date to consummate an initial business combination. While we have entered into a non-binding letter of intent with a prospective target, we have not yet executed a definitive agreement for an initial business combination. We currently anticipate entering into such an agreement with such prospective target, but the Board currently believes that there is not sufficient time before the Current Termination Date to consummate an initial business combination. Accordingly, the Board believes that, in order to be able to consummate an initial business combination, we should obtain the Extension. Therefore, the Board has determined that it is advisable to extend the date that we have to consummate an initial business combination to the Extended Date. In the event that we enter into a definitive agreement for an initial business combination prior to the extraordinary general meeting, we will issue a press release and file a Current Report on Form 8-K with the SEC announcing such proposed business combination.
A special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the ordinary shares entitled to vote thereon and voted in person (including by virtual attendance) or by proxy at the extraordinary general meeting, is required to effect an amendment to the Articles that would extend our corporate existence beyond the Current Termination Date. Additionally, the IPO Prospectus and the Articles require that all public shareholders have an opportunity to redeem their public shares in the case that our corporate existence is extended. We believe that this provision was included to protect our shareholders from having to sustain their investments for an unreasonably long period if we do not consummate a suitable initial business combination in the timeframe contemplated by the Articles. Given our expenditure of time, effort and money on finding a potential initial business combination, we believe circumstances warrant providing those who would like to consider whether a potential initial business combination with one or more of our prospective targets, which may include the prospective target with which we have entered into a non-binding letter of intent, is an attractive investment with an opportunity to consider such transaction, inasmuch as we are also affording public shareholders who wish to redeem all or a portion of their public shares the opportunity to do so, as required under the Articles. Accordingly, we believe the Extension is consistent with the Articles and the IPO Prospectus.
If the Extension Amendment Proposal Is Not Approved
If the Articles Amendment Proposals and the Trust Amendment Proposal are not approved and we do not consummate an initial business combination by the Current Termination Date, as contemplated by the IPO Prospectus and in accordance with the Articles, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, liquidate and dissolve, in the case of clauses (ii) and (iii) to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we do not complete an initial business combination by the Current Termination Date.
Our initial shareholders, officers and directors have agreed to waive their redemption rights with respect to the founder shares, and, with respect to our sponsor, officers and directors, any public shares they may hold, in connection with the consummation of an initial business combination or the approval of certain amendments to the Articles, including with respect to the Articles Amendment Proposals, and to waive their rights to liquidating distributions from the trust account with respect to the founder shares if we do not complete an initial business combination by the Current Termination Date. As a consequence of such waivers, any liquidating distribution that is made will be only with respect to the public shares; however, such persons would be entitled to liquidating distributions from the trust account with respect to any public shares they hold. We will pay the costs of liquidation from up to $100,000 of interest from the trust account and our remaining assets held outside of the trust account.
If the Articles Amendment Proposals and the Trust Amendment Proposal are not approved, we will not effect the Extension, and in the event we do not complete an initial business combination on or before the Current Termination Date, the trust account will be liquidated and distributed to the public shareholders on a pro rata basis as described above.
If the Extension Amendment Proposal Is Approved
If the Articles Amendment Proposals and the Trust Amendment Proposal are approved, we will (i) procure that all filings required to be made with the Registrar of Companies of the Cayman Islands in connection with the Articles Amendment Proposals are made and (ii) enter into the Trust Amendment with Continental Stock Transfer & Trust Company. We will remain a reporting company under the Exchange Act, and our units, Class A ordinary shares and warrants will remain publicly traded. We will then continue to attempt to complete an initial business combination by the Extended Date. Additionally, if the Articles Amendment Proposals and the Trust Amendment Proposal are approved and the Extension is implemented, our initial shareholders may convert the founder shares into Class A ordinary shares at any time and from time to time, including prior to any redemption in connection with the implementation of the Extension. Notwithstanding any such Class B Conversion, the initial shareholders will not be entitled to receive any funds held in the trust account with respect to any such converted shares.
If the Articles Amendment Proposals and the Trust Amendment Proposal are approved and the Extension is implemented but we do not consummate an initial business combination by the Extended Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, liquidate and dissolve, in the case of clauses (ii) and (iii) to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we do not complete an initial business combination by the Current Termination Date or, if the Articles Amendment Proposals and the Trust Amendment Proposal are approved and the Extension is implemented, the Extended Date.
Our initial shareholders, officers and directors have agreed to waive their redemption rights with respect to the founder shares, and, with respect to our sponsor, officers and directors, any public shares they may hold, in connection with the consummation of an initial business combination or the approval of certain amendments to the Articles, including with respect to the Articles Amendment Proposals, and to waive their rights to liquidating distributions from the trust account with respect to the founder shares if we do not complete an initial business combination by the Current Termination Date or, if the Articles Amendment Proposals and the Trust Amendment Proposal are approved and the Extension is implemented, the Extended Date. As a consequence of such waivers, any liquidating distribution that is made will be only with respect to the public shares; however, such persons would be entitled to liquidating distributions from the trust account with respect to any public shares they hold. We will pay the costs of liquidation from up to $100,000 of interest from the trust account and our remaining assets held outside of the trust account.
You are not being asked to vote on an initial business combination at this time. If the Extension is implemented and you do not make the Election to redeem all of your public shares in connection with the Extension, you will retain the right to vote on an initial business combination when it is submitted to the public shareholders (provided that you are a shareholder on the record date for a meeting to consider such business combination) and the right to redeem your public shares for a pro rata portion of the trust account in the event an initial business combination is approved and completed or we have not consummated an initial business combination by the Extended Date.
If the Articles Amendment Proposals and the Trust Amendment Proposal are approved and the Extension is implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce our net asset value and the amount held in the trust account following the redemption, and the amount remaining in the trust account may be significantly reduced from the approximately $270.3 million that was in the trust account as of March 31, 2023 (not taking into account any subsequent withdrawal for our taxes payable or further accrual of interest earned on the funds held in the trust account). In such event, we may need to obtain additional funds to complete an initial business combination and there can be no assurance that such funds will be available on terms acceptable to us or at all.
Redemption Rights
If the Articles Amendment Proposals and the Trust Amendment Proposal are approved and the Extension is implemented, we will provide the public shareholders making the Election the opportunity to receive, soon after the extraordinary general meeting, and in exchange for the surrender of their shares, a pro rata portion of the funds available in the trust account, including interest earned on the funds held in the trust account and not previously released to us (less taxes payable). Unless you make the Election to redeem all of your public shares in connection with the Extension, you will still be able to redeem your public shares in connection with any shareholder vote to approve an initial business combination, or if we have not consummated an initial business combination by the Extended Date.
TO DEMAND REDEMPTION WITH RESPECT TO ALL OR A PORTION OF YOUR PUBLIC SHARES IN CONNECTION WITH THE EXTENSION, PRIOR TO 5:00 P.M., EASTERN TIME, ON JULY 28, 2023 (TWO BUSINESS DAYS BEFORE THE EXTRAORDINARY GENERAL MEETING), YOU MUST ELECT EITHER TO PHYSICALLY TENDER YOUR SHARE CERTIFICATE(S) REPRESENTING SUCH SHARES TO OUR TRANSFER AGENT OR DELIVER SUCH SHARES TO

OUR TRANSFER AGENT ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN) SYSTEM, AS DESCRIBED HEREIN. YOU SHOULD ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN.
Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its, his or her own name, the holder must contact our transfer agent directly and instruct it to do so. Public shareholders may make the Election to redeem all or a portion of their public shares even if they vote for or against the Articles Amendment Proposals and the Trust Amendment Proposal, abstain, do not vote or do not instruct their broker or bank how to vote.
To demand redemption with respect to all or a portion of your public shares in connection with the Extension, prior to 5:00 p.m., Eastern Time, on July 28, 2023 (two business days before the extraordinary general meeting), you must elect either to physically tender your share certificate(s) representing such shares to Continental Stock Transfer & Trust Company, our transfer agent, at Continental Stock Transfer & Trust Company, One State Street, 30th Floor, New York, New York 10004-1561, Attn: SPAC Redemption Team, Email: spacredemptions@continentalstock.com, or deliver such shares to our transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery at least two business days prior to the vote at the extraordinary general meeting ensures that a redeeming holder’s Election is completed once the Articles Amendment Proposals and the Trust Amendment Proposal are approved and the Extension is implemented. Accordingly, shareholders making the Election will not be able to tender their shares after the date that is two business days prior to the vote at the extraordinary general meeting.
Through the DWAC system, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting our transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, The Depository Trust Company, and our transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. Our transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is our understanding that shareholders should generally allot at least two weeks to obtain physical certificates from our transfer agent. We do not have any control over this process or over the brokers or The Depository Trust Company, and it may take longer than two weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders who request physical share certificates and wish to make the Election to redeem all or a portion of their public shares may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.
Certificates that have not been tendered in accordance with these procedures at least two business days prior to the extraordinary general meeting will not be redeemed for a pro rata portion of the funds held in the trust account. In the event that a public shareholder tenders its shares and decides prior to the implementation of the Extension that it does not want to redeem its shares, the shareholder may withdraw the tender until the deadline for exercising redemption requests and, thereafter, with our consent. If you delivered your shares for redemption to our transfer agent and decide within the required timeframe not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public shareholder tenders shares for redemption and the Articles Amendment Proposals and the Trust Amendment Proposal are not approved or are otherwise abandoned, these shares will not be redeemed and will be returned (physically or electronically) to the shareholder promptly following the determination that the Articles Amendment Proposals and the Trust Amendment Proposal will not be approved or will be otherwise abandoned. We anticipate that a public shareholder who tenders shares for redemption in connection with the vote to approve the Articles Amendment Proposals and the Trust Amendment Proposal, if the Articles Amendment Proposals and the Trust Amendment Proposal are approved and the Extension is implemented, would receive payment of the redemption price for such shares soon after the extraordinary general meeting. Our transfer agent will hold the certificates of public shareholders that make the Election until such shares are redeemed for cash or returned to such shareholders.
If properly demanded, we will redeem each public share for a pro rata portion of the funds available in the trust account, including interest earned on the funds held in the trust account and not previously released to us (less taxes payable), calculated as of two business days prior to the extraordinary general meeting. As of March 31, 2023, this would amount to approximately $10.25 per share, based on the approximate amount of $270.3 million held in the trust account on such date (not taking into account any subsequent withdrawal for our taxes payable or further accrual of interest earned on the funds held in the trust account). The closing price of our Class A ordinary shares on the Nasdaq Global Market on July 7, 2023 was $10.36. Accordingly, if the market price were to remain the same until the date of the extraordinary general meeting, exercising redemption rights would result in a public shareholder receiving approximately $0.11 less for each share than if such shareholder sold its public shares in the open market. We cannot assure public shareholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such shareholders wish to sell their shares.
If you exercise your redemption rights with respect to all or a portion of your public shares, you will be exchanging all or such portion of your public shares for cash and will no longer own such shares once redeemed. You will be entitled to receive cash for such shares only if you properly demand redemption and physically tender your share certificate(s) representing such shares or electronically deliver such shares through the DWAC system to our transfer agent at least two business days prior to the extraordinary general meeting in accordance with the procedures described herein. If the Articles Amendment Proposals and the Trust Amendment Proposal are not approved or if such proposals are otherwise abandoned, such shares will be returned promptly following the extraordinary general meeting as described above.
Possible Claims Against and Impairment of the Trust Account
To protect amounts held in the trust account, our sponsor has agreed that it will be liable to us if and to the extent any claims by a third party for services rendered or products sold to us, or a prospective target business with which we have entered into a written letter of intent, confidentiality or other similar agreement or business combination agreement, reduce the amount of funds in the trust account to below the lesser of (i) $10.00 per public share and (ii) the actual amount per public share held in the trust account as of the date of the liquidation of the trust account, if less than $10.00 per public share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the trust account (whether or not such waiver is enforceable) nor will it apply to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act. However, we have not asked our sponsor to reserve for such indemnification obligations, nor have we independently verified whether our sponsor has sufficient funds to satisfy its indemnity obligations and we believe that our sponsor’s only assets are our securities. Therefore, we cannot assure you that our sponsor would be able to satisfy those obligations. As a result, if any such claims were successfully made against the trust account, the funds available for an initial business combination and redemptions could be reduced to less than $10.00 per public share. In such event, we may not be able to complete an initial business combination, and you would receive such lesser amount per share in connection with any redemption of your public shares. The per-share liquidation price for the public shares is anticipated to be approximately $10.25 based on the approximate amount of $270.3 million held in the trust account as of March 31, 2023 (not taking into account any subsequent withdrawal for our taxes payable or further accrual of interest earned on the funds held in the trust account). Nevertheless, we cannot assure you that the per share distribution from the trust account, if we liquidate, will not be less than $10.25, plus interest, due to unforeseen claims of potential creditors.
In the event that the proceeds in the trust account are reduced below the lesser of (i) $10.00 per public share and (ii) the actual amount per public share held in the trust account as of the date of the liquidation of the trust account if less than $10.00 per share due to reductions in the value of the trust assets, in each case less taxes payable, and our sponsor asserts that it is unable to satisfy its indemnification obligations or that it has no indemnification obligations related to a particular claim, our independent directors would determine whether to take legal action against our sponsor to enforce its indemnification obligations. While we currently expect that our independent directors would take legal action on our behalf against our sponsor to enforce its indemnification obligations to us, it is possible that our independent directors in exercising their business judgment may choose not to do so in any particular instance. If our independent directors choose not to enforce these indemnification obligations, the amount of funds in the trust account available for distribution to the public shareholders may be reduced below $10.00 per share.
Required Vote
Approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the ordinary shares entitled to vote thereon and voted in person (including by virtual attendance) or by proxy at the extraordinary general meeting. Failure to vote in person (including by virtual attendance) or by proxy at the extraordinary general meeting, if a valid quorum is otherwise established, will have no effect on the outcome of the vote on the Extension Amendment Proposal. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast for the Extension Amendment Proposal and will have no effect on the outcome of the vote on the Extension Amendment Proposal. Each of the Articles Amendment Proposals and the Trust Amendment Proposal is cross-conditioned on the approval of each other.
If the Articles Amendment Proposals and the Trust Amendment Proposal are not approved and we do not consummate an initial business combination by the Current Termination Date, as contemplated by the IPO Prospectus and in accordance with the Articles, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, liquidate and dissolve, in the case of clauses (ii) and (iii) to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we do not complete an initial business combination by the Current Termination Date.
Our sponsor, officers and directors are expected to vote any ordinary shares over which they have voting control (including any public shares owned by them) in favor of the Extension Amendment Proposal. On the record date, our initial shareholders, officers, directors and their affiliates collectively beneficially owned an aggregate of 6,594,415 founder shares, representing 20% of our issued and outstanding ordinary shares, of which 1,171,717 founder shares, or approximately 3.6% of our issued and outstanding ordinary shares, are held directly by certain of our anchor investors. Such anchor investors will have the discretion to vote any ordinary shares over which they have voting control (including any public shares owned by them) in any manner they choose with respect to the Extension Amendment Proposal, although their ownership of founder shares may make it more likely that they will vote in favor of the Extension Amendment Proposal.
Subject to applicable securities laws (including with respect to material nonpublic information), our initial shareholders, officers, directors, advisors or their affiliates may (i) purchase public shares from institutional and other investors (including those who vote, or indicate an intention to vote, against any of the proposals presented at the extraordinary general meeting, or elect to redeem, or indicate an intention to redeem, public shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their public shares, or (iii) execute agreements to purchase such public shares from such investors or enter into non-redemption agreements in the future. In the event that our initial shareholders, officers, directors, advisors or their affiliates purchase public shares in situations in which the tender offer rules restrictions on purchases would apply, they (a) would purchase the public shares at a price no higher than the price offered through our redemption process; (b) would represent in writing that such public shares will not be voted in favor of approving the Extension; and (c) would waive in writing any redemption rights with respect to the public shares so purchased.
Furthermore, our sponsor may enter into arrangements with a limited number of public shareholders pursuant to which such shareholders would agree not to redeem their public shares in connection with the Extension. Our sponsor may provide such shareholders either founder shares, membership interests in our sponsor or other consideration pursuant to such arrangements.
To the extent any such purchases by our initial shareholders, officers, directors, advisors or their affiliates are made in situations in which the tender offer rules restrictions on purchases apply, we will disclose in a Current Report on Form 8-K prior to the extraordinary general meeting the following: (i) the number of public shares purchased outside of the redemption offer, along with the purchase price(s) for such public shares; (ii) the purpose of any such purchases; (iii) the impact, if any, of the purchases on the likelihood that the Articles Amendment Proposals and the Trust Amendment Proposal will be approved; (iv) the identities of the securityholders who sold to our initial shareholders, officers, directors, advisors or their affiliates (if not purchased on the open market) or the nature of the securityholders (e.g., five percent security holders) who sold such public shares; and (v) the number of public shares for which we have received redemption requests pursuant to the redemption offer.
The purpose of such share purchases and other transactions would be to increase the likelihood of otherwise limiting the number of public shares electing to redeem.
If such transactions are effected, the consequence could be to cause the Extension to be effectuated in circumstances where such effectuation could not otherwise occur. Consistent with SEC guidance, purchases of shares by the persons described above would not be permitted to be voted for the Extension at the extraordinary general meeting, or any subsequent proposed initial business combination, and could decrease the chances that the Articles Amendment Proposals and the Trust Amendment Proposal will be approved, or that a subsequent proposed initial business combination would be approved. In addition, if such purchases are made, the public “float” of our securities and the number of beneficial holders of our securities may be reduced, possibly making it difficult to maintain or obtain the quotation, listing or trading of our securities on a national securities exchange.
We hereby represent that any of our securities purchased by our initial shareholders, officers, directors, advisors or their affiliates in situations in which the tender offer rules restrictions on purchases would apply will not be voted in favor of approving the Articles Amendment Proposals or the Trust Amendment Proposal.
Resolution
Please see the first resolution in Annex A for the full text of the resolution to be voted upon in respect of the Extension Amendment Proposal.
Interests of Our Initial Shareholders, Directors and Officers
When you consider the recommendation of the Board, you should keep in mind that our initial shareholders, directors and officers have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things:

•
If the Articles Amendment Proposals and the Trust Amendment Proposal are not approved and we do not consummate an initial business combination by the Current Termination Date, in accordance with the Articles, the aggregate 6,594,415 founder shares beneficially owned by our initial shareholders, officers, directors and their affiliates, which were initially acquired prior to the IPO for an aggregate purchase price of approximately $25,000, will be worthless (as the holders have waived liquidation rights with respect to such shares), as will be the aggregate 8,425,532 private placement warrants that were acquired in connection with the IPO by our sponsor for an aggregate purchase price of $8,425,532. Such founder shares and private placement warrants had an aggregate market value of approximately $68,936,573 based on the closing price of our Class A ordinary shares and warrants of $10.36 and $0.0734, respectively, on the Nasdaq Global Market on July 7, 2023;

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Even if the trading price of our Class A ordinary shares was as low as $1.28 per share, the aggregate market value of the founder shares alone (without taking into account the value of the private placement warrants) would be approximately equal to the initial investment in us by our initial shareholders. As a result, if an initial business combination is completed, our initial shareholders are likely to be able to make a substantial profit on their investment in us even at a time when the Class A ordinary shares have lost significant value. On the other hand, if the Articles Amendment Proposals and the Trust Amendment Proposal are not approved and we do not consummate an initial business combination by the Current Termination Date, our initial shareholders will lose their entire investment in us (other than with respect to public shares they have acquired or may acquire);

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A total of eleven anchor investors purchased units in the IPO. In connection with such purchases, (i) three anchor investors, which we refer to as the original anchor investors, subscribed for interests in our sponsor representing an aggregate of 1,379,850 founder shares and certain of the private placement warrants held by our sponsor, which interests may be subject to forfeiture or repurchase in connection with the transfer or redemption of public shares acquired by the original anchor investors at the time of the IPO, and (ii) the remaining eight anchor investors purchased an aggregate of 1,171,717 founder shares from our sponsor, in each case at prices similar to those paid by our sponsor for the founder shares and private placement warrants, as applicable. Under certain circumstances described in the IPO prospectus, our sponsor may issue to the original anchor investors additional interests in our sponsor representing additional founder shares. As a result, if an initial business combination is completed, our anchor investors may make a substantial profit on their investment in us, even at a time when the Class A ordinary shares have lost significant value. Our anchor investors may therefore have different interests with respect to a vote on the Articles Amendment Proposals and the Trust Amendment Proposal than other public shareholders and an incentive to vote any founder shares or public shares they own in favor of such proposals. However, we are not aware of any arrangements or understandings among our anchor investors with regard to voting, including voting with respect to the Articles Amendment Proposals and the Trust Amendment Proposal;

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In connection with the IPO, our sponsor agreed that it will be liable under certain circumstances to ensure that the proceeds in the trust account are not reduced by any claims by a third party for services rendered or products sold to us, or a prospective target business with which we have entered into a written letter of intent, confidentiality or other similar agreement or business combination agreement;

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All rights specified in the Articles relating to the right of officers and directors to be indemnified by us, and of our officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after an initial business combination. If an initial business combination is not approved and we liquidate, we will not be able to perform our obligations to our officers and directors under those provisions;

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None of our officers or directors has received any cash compensation for services rendered to us. All of the current members of the Board are expected to continue to serve as directors at least through the date of the extraordinary general meeting and may continue to serve following an initial business combination and receive compensation thereafter;

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Our sponsor, officers and directors, or any of their respective affiliates, are entitled to reimbursement for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. If the Articles Amendment Proposals and the Trust Amendment Proposal are not approved and we do not consummate an initial business combination by the Current Termination Date, they will not have any claim against the trust account for reimbursement. Accordingly, we may not be able to reimburse these expenses if an initial business combination is not completed; and

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We have an agreement to pay EWI Capital SPAC I LLC, an affiliate of our Chief Executive Officer and a member of our sponsor (“EWI Capital”), a monthly fee of $30,000 for office space and administrative support until the earlier of the completion of our initial business combination or our liquidation. Accordingly, EWI Capital may receive payments for up to an additional nine months if the Articles Amendment Proposals and the Trust Amendment Proposal are approved and the Extension is implemented.

The Board’s Reasons for the Extension Amendment Proposal and Its Recommendation
As discussed below, after careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal is advisable and unanimously recommends that you vote “FOR” such proposal. The Board expresses no opinion as to whether you should make the Election to redeem your public shares.
We are a blank check company incorporated on February 10, 2021 as a Cayman Islands exempted company and formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. On November 2, 2021, we consummated the IPO of 25,000,000 units, and on November 17, 2021, we consummated the sale of 1,377,660 additional units as a result of the underwriters’ partial exercise of their over-allotment option. Each unit consisted of one Class A ordinary share and one-half of one redeemable warrant, each whole warrant entitling the holder thereof to purchase one Class A ordinary share at an exercise price of $11.50 per share, subject to adjustment. The units were sold at an offering price of $10.00 per unit, generating total gross proceeds of $263,776,600. Simultaneously with the consummation of the IPO, we consummated the private placement of 8,150,000 private placement warrants to our sponsor at a price of $1.00 per private placement warrant, generating total gross proceeds of $8,150,000. Simultaneously with the closing of the partial exercise of the over-allotment option, we consummated the private placement of 275,532 additional private placement warrants to our sponsor at a price of $1.00 per additional private placement warrant, generating total gross proceeds of $275,532.
The IPO Prospectus and the Articles provide that we have until the Current Termination Date to consummate an initial business combination. While we have entered into a non-binding letter of intent with a prospective target, we have not yet executed a definitive agreement for an initial business combination. We currently anticipate entering into such an agreement with such prospective target, but the Board currently believes that there is not sufficient time before the Current Termination Date to consummate an initial business combination. Accordingly, the Board believes that, in order to be able to consummate an initial business combination, we should obtain the Extension. Therefore, the Board has determined that it is advisable to extend the date that we have to consummate an initial business combination to the Extended Date. In the event that we enter into a definitive agreement for an initial business combination prior to the extraordinary general meeting, we will issue a press release and file a Current Report on Form 8-K with the SEC announcing such proposed business combination.
A special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the ordinary shares entitled to vote thereon and voted in person (including by virtual attendance) or by proxy at the extraordinary general meeting, is required to effect an amendment to the Articles that would extend our corporate existence beyond the Current Termination Date. Additionally, the IPO Prospectus and the Articles require that all public shareholders have an opportunity to redeem their public shares in the case that our corporate existence is extended. We believe that this provision was included to protect our shareholders from having to sustain their investments for an unreasonably long period if we do not consummate a suitable initial business combination in the timeframe contemplated by the Articles. Given our expenditure of time, effort and money on finding a potential initial business combination, we believe circumstances warrant providing those who would like to consider whether a potential initial business combination with one or more of our prospective targets, which may include the prospective target with which we have entered into a non-binding letter of intent, is an attractive investment with an opportunity to consider such transaction, inasmuch as we are also affording public shareholders who wish to redeem all or a portion of their public shares the opportunity to do so, as required under the Articles. Accordingly, we believe the Extension is consistent with the Articles and the IPO Prospectus.
You are not being asked to vote on an initial business combination at this time. If the Extension is implemented and you do not make the Election to redeem all of your public shares in connection with the Extension, you will retain the right to vote on an initial business combination when it is submitted to the public shareholders (provided that you are a shareholder on the record date for a meeting to consider such business combination) and the right to redeem your public shares for a pro rata portion of the trust account in the event an initial business combination is approved and completed or we have not consummated an initial business combination by the Extended Date.

Recommendation of the Board
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE EXTENSION AMENDMENT PROPOSAL. THE BOARD EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD MAKE THE ELECTION TO REDEEM YOUR PUBLIC SHARES.

PROPOSAL NO. 2 — THE REDEMPTION LIMITATION AMENDMENT PROPOSAL
We are proposing to amend the Articles, by way of special resolution, in the form set forth as the second resolution in Annex A to this proxy statement, to eliminate the Redemption Limitation. All shareholders are encouraged to read Annex A to this proxy statement in its entirety for a more complete description of its terms.
Reasons for the Proposal
The purpose of the Redemption Limitation Amendment Proposal is to eliminate from the Articles the Redemption Limitation. As disclosed in the IPO Prospectus, we are a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. The initial purpose of the Redemption Limitation requirements in the Articles was to ensure that we would not be subject to the “penny stock” rules of the SEC as long as we complied with the Redemption Limitation, and to therefore not be deemed a “blank check company” as defined under Rule 419 of the Securities Act, because we complied with Rule 3a51-1(g)(1) under the Exchange Act (the “NTA Rule”).
Under Rule 419 of the Securities Act, the term “blank check company” means a company that (i) is a development stage company that has no specific business plan or purpose or has indicated that its business plan is to engage in a merger or acquisition with an unidentified company or companies, or other entity or person; and (ii) is issuing “penny stock,” as defined in Rule 3a51-1 under the Exchange Act. Rule 3a51-1 sets forth that the term “penny stock” shall mean any equity security, unless it fits within certain enumerated exclusions.
The NTA Rule is one of several exclusions from the “penny stock” rules of the SEC, and we believe that we can rely on another exclusion, in compliance with Rule 3a51-1(a)(2) under the Exchange Act (the “National Exchange Rule”), due to our being listed on Nasdaq. The National Exchange Rule excludes from the definition of “penny stock” a security that is registered, or approved for registration upon notice of issuance, on a national securities exchange, or is listed, or approved for listing upon notice of issuance on, an automated quotation system sponsored by a registered national securities association, that has established initial listing standards that meet or exceed the criteria in the rule.
We believe that Nasdaq has initial listing standards that meet the criteria identified in the National Exchange Rule. As our securities are listed on Nasdaq and have been since the consummation of the IPO, we believe that we can rely on the National Exchange Rule to avoid being subject to the “penny stock” rules of the SEC. Therefore, we have determined that the inclusion of the Redemption Limitation in the Articles is unnecessary.
If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that the Redemption Limitation would be exceeded, the Redemption Limitation may prevent us from being able to proceed with the Extension or consummate an initial business combination. The Board believes that it is advisable for us to be allowed to effect redemptions and proceed with the Extension or consummate an initial business combination irrespective of the Redemption Limitation.
The Articles Amendment Proposals and the Trust Amendment Proposal are essential to the overall implementation of the Board’s plan to extend the date that we have to complete an initial business combination, and approval of each of the Articles Amendment Proposals and the Trust Amendment Proposal is a condition to the implementation of the Extension. Each of the Articles Amendment Proposals and the Trust Amendment Proposal is cross-conditioned on the approval of each other.
After careful consideration of all relevant factors, the Board has determined that the Redemption Limitation Amendment Proposal is advisable and unanimously recommends that you vote “FOR” such proposal.
If the Redemption Limitation Amendment Proposal Is Not Approved
If the Articles Amendment Proposals and the Trust Amendment Proposal are not approved and we do not consummate an initial business combination by the Current Termination Date, as contemplated by the

IPO Prospectus and in accordance with the Articles, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, liquidate and dissolve, in the case of clauses (ii) and (iii) to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we do not complete an initial business combination by the Current Termination Date.
Our initial shareholders, officers and directors have agreed to waive their redemption rights with respect to the founder shares, and, with respect to our sponsor, officers and directors, any public shares they may hold, in connection with the consummation of an initial business combination or the approval of certain amendments to the Articles, including with respect to the Articles Amendment Proposals, and to waive their rights to liquidating distributions from the trust account with respect to the founder shares if we do not complete an initial business combination by the Current Termination Date. As a consequence of such waivers, any liquidating distribution that is made will be only with respect to the public shares; however, such persons would be entitled to liquidating distributions from the trust account with respect to any public shares they hold. We will pay the costs of liquidation from up to $100,000 of interest from the trust account and our remaining assets held outside of the trust account.
If the Redemption Limitation Amendment Proposal Is Approved
If the Articles Amendment Proposals and the Trust Amendment Proposal are approved, we will (i) procure that all filings required to be made with the Registrar of Companies of the Cayman Islands in connection with the Articles Amendment Proposals are made and (ii) enter into the Trust Amendment with Continental Stock Transfer & Trust Company. We will remain a reporting company under the Exchange Act, and our units, Class A ordinary shares and warrants will remain publicly traded. We will then continue to attempt to complete an initial business combination by the Extended Date. Additionally, if the Articles Amendment Proposals and the Trust Amendment Proposal are approved and the Extension is implemented, our initial shareholders may convert the founder shares into Class A ordinary shares at any time and from time to time, including prior to any redemption in connection with the implementation of the Extension. Notwithstanding any such Class B Conversion, the initial shareholders will not be entitled to receive any funds held in the trust account with respect to any such converted shares.
If the Articles Amendment Proposals and the Trust Amendment Proposal are approved and the Extension is implemented but we do not consummate an initial business combination by the Extended Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, liquidate and dissolve, in the case of clauses (ii) and (iii) to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we do not complete an initial business combination by the Current Termination Date or, if the Articles Amendment Proposals and the Trust Amendment Proposal are approved and the Extension is implemented, the Extended Date.
Required Vote
Approval of the Redemption Limitation Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the ordinary shares entitled to vote thereon and voted in person (including by virtual attendance) or by proxy at the extraordinary general meeting. Failure to vote in person (including by virtual attendance) or by proxy at the extraordinary general meeting, if a valid quorum is otherwise established, will have no effect on the outcome of the vote on the Redemption Limitation Amendment Proposal. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast for the Redemption Limitation Amendment Proposal and will have no effect on the outcome of the vote on the Redemption Limitation Amendment Proposal. Each of the Articles Amendment Proposals and the Trust Amendment Proposal is cross-conditioned on the approval of each other.
Our sponsor, officers and directors are expected to vote any ordinary shares over which they have voting control (including any public shares owned by them) in favor of the Redemption Limitation Amendment Proposal. On the record date, our initial shareholders, officers, directors and their affiliates collectively beneficially owned an aggregate of 6,594,415 founder shares, representing 20% of our issued and outstanding ordinary shares, of which 1,171,717 founder shares, or approximately 3.6% of our issued and outstanding ordinary shares, are held directly by certain of our anchor investors. Such anchor investors will have the discretion to vote any ordinary shares over which they have voting control (including any public shares owned by them) in any manner they choose with respect to the Redemption Limitation Amendment Proposal, although their ownership of founder shares may make it more likely that they will vote in favor of the Redemption Limitation Amendment Proposal.
As described under “Proposal No. 1 — The Extension Amendment Proposal — Required Vote”, subject to applicable securities laws (including with respect to material nonpublic information), our initial shareholders, officers, directors, advisors or their affiliates may (i) purchase public shares from institutional and other investors (including those who vote, or indicate an intention to vote, against any of the proposals presented at the extraordinary general meeting, or elect to redeem, or indicate an intention to redeem, public shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their public shares, or (iii) execute agreements to purchase such public shares from such investors or enter into non-redemption agreements in the future. If such transactions are effected, the consequence could be to cause the Extension to be effectuated in circumstances where such effectuation could not otherwise occur. Any of our securities purchased by our initial shareholders, officers, directors, advisors or their affiliates in situations in which the tender offer rules restrictions on purchases would apply will not be voted in favor of approving the Articles Amendment Proposals or the Trust Amendment Proposal.
Our initial shareholders, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include ownership of the founder shares and the private placement warrants that may become exercisable in the future, and the possibility of future compensatory arrangements. See the section of this proxy statement entitled “Proposal No. 1 — The Extension Amendment Proposal — Interests of Our Initial Shareholders, Directors and Officers.”
If the Articles Amendment Proposals and the Trust Amendment Proposal are approved and the Extension is implemented, we will provide the public shareholders making the Election the opportunity to receive, soon after the extraordinary general meeting, and in exchange for the surrender of their shares, a pro rata portion of the funds available in the trust account, including interest earned on the funds held in the trust account and not previously released to us (less taxes payable). See the section of this proxy statement entitled “Proposal No. 1 — The Extension Amendment Proposal — Redemption Rights.”
You are not being asked to vote on an initial business combination at this time. If the Extension is implemented and you do not make the Election to redeem all of your public shares in connection with the Extension, you will retain the right to vote on an initial business combination when it is submitted to the public shareholders (provided that you are a shareholder on the record date for a meeting to consider such business combination) and the right to redeem your public shares for a pro rata portion of the trust account in the event an initial business combination is approved and completed or we have not consummated an initial business combination by the Extended Date.
Resolution
Please see the second resolution in Annex A for the full text of the resolution to be voted upon in respect of the Redemption Limitation Amendment Proposal.

Recommendation of the Board
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE REDEMPTION LIMITATION AMENDMENT PROPOSAL. THE BOARD EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD MAKE THE ELECTION TO REDEEM YOUR PUBLIC SHARES.

PROPOSAL NO. 3 — THE FOUNDER SHARE AMENDMENT PROPOSAL
We are proposing to amend the Articles, by way of special resolution, in the form set forth as the third resolution in Annex A to this proxy statement, to provide for Class B Conversion at any time and from time to time at the option of the holder. All shareholders are encouraged to read Annex A to this proxy statement in its entirety for a more complete description of its terms.
Reasons for the Proposal
The Articles currently provide that the founder shares will automatically convert from Class B ordinary shares into Class A ordinary shares at the time of our initial business combination, on a one-for-one basis, subject to adjustment. The purpose of the Founder Share Amendment Proposal is to provide our initial shareholders with the flexibility to assist us in meeting Nasdaq continued listing requirements prior to the consummation of an initial business combination. The Board believes that it is advisable to provide such flexibility to our initial shareholders as it may aid us in retaining investors and meeting continued listing requirements necessary to continue to pursue an initial business combination.
The Articles Amendment Proposals and the Trust Amendment Proposal are essential to the overall implementation of the Board’s plan to extend the date that we have to complete an initial business combination, and approval of each of the Articles Amendment Proposals and the Trust Amendment Proposal is a condition to the implementation of the Extension. Each of the Articles Amendment Proposals and the Trust Amendment Proposal is cross-conditioned on the approval of each other.
After careful consideration of all relevant factors, the Board has determined that the Founder Share Amendment Proposal is advisable and unanimously recommends that you vote “FOR” such proposal.
If the Founder Share Amendment Proposal Is Not Approved
If the Articles Amendment Proposals and the Trust Amendment Proposal are not approved and we do not consummate an initial business combination by the Current Termination Date, as contemplated by the IPO Prospectus and in accordance with the Articles, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, liquidate and dissolve, in the case of clauses (ii) and (iii) to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we do not complete an initial business combination by the Current Termination Date.
Our initial shareholders, officers and directors have agreed to waive their redemption rights with respect to the founder shares, and, with respect to our sponsor, officers and directors, any public shares they may hold, in connection with the consummation of an initial business combination or the approval of certain amendments to the Articles, including with respect to the Articles Amendment Proposals, and to waive their rights to liquidating distributions from the trust account with respect to the founder shares if we do not complete an initial business combination by the Current Termination Date. As a consequence of such waivers, any liquidating distribution that is made will be only with respect to the public shares; however, such persons would be entitled to liquidating distributions from the trust account with respect to any public shares they hold. We will pay the costs of liquidation from up to $100,000 of interest from the trust account and our remaining assets held outside of the trust account.
If the Founder Share Amendment Proposal Is Approved
If the Articles Amendment Proposals and the Trust Amendment Proposal are approved, we will (i) procure that all filings required to be made with the Registrar of Companies of the Cayman Islands in connection with the Articles Amendment Proposals are made and (ii) enter into the Trust Amendment with Continental Stock Transfer & Trust Company. We will remain a reporting company under the Exchange Act, and our units, Class A ordinary shares and warrants will remain publicly traded. We will then continue to attempt to complete an initial business combination by the Extended Date. Additionally, if the Articles Amendment Proposals and the Trust Amendment Proposal are approved and the Extension is implemented, our initial shareholders may convert the founder shares into Class A ordinary shares at any time and from time to time, including prior to any redemption in connection with the implementation of the Extension. Notwithstanding any such Class B Conversion, the initial shareholders will not be entitled to receive any funds held in the trust account with respect to any such converted shares.
If the Articles Amendment Proposals and the Trust Amendment Proposal are approved and the Extension is implemented but we do not consummate an initial business combination by the Extended Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, liquidate and dissolve, in the case of clauses (ii) and (iii) to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we do not complete an initial business combination by the Current Termination Date or, if the Articles Amendment Proposals and the Trust Amendment Proposal are approved and the Extension is implemented, the Extended Date.
Required Vote
Approval of the Founder Share Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the ordinary shares entitled to vote thereon and voted in person (including by virtual attendance) or by proxy at the extraordinary general meeting. Failure to vote in person (including by virtual attendance) or by proxy at the extraordinary general meeting, if a valid quorum is otherwise established, will have no effect on the outcome of the vote on the Founder Share Amendment Proposal. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast for the Founder Share Amendment Proposal and will have no effect on the outcome of the vote on the Founder Share Amendment Proposal. Each of the Articles Amendment Proposals and the Trust Amendment Proposal is cross-conditioned on the approval of each other.
Our sponsor, officers and directors are expected to vote any ordinary shares over which they have voting control (including any public shares owned by them) in favor of the Founder Share Amendment Proposal. On the record date, our initial shareholders, officers, directors and their affiliates collectively beneficially owned an aggregate of 6,594,415 founder shares, representing 20% of our issued and outstanding ordinary shares, of which 1,171,717 founder shares, or approximately 3.6% of our issued and outstanding ordinary shares, are held directly by certain of our anchor investors. Such anchor investors will have the discretion to vote any ordinary shares over which they have voting control (including any public shares owned by them) in any manner they choose with respect to the Founder Share Amendment Proposal, although their ownership of founder shares may make it more likely that they will vote in favor of the Founder Share Amendment Proposal.
As described under “Proposal No. 1 — The Extension Amendment Proposal — Required Vote”, subject to applicable securities laws (including with respect to material nonpublic information), our initial shareholders, officers, directors, advisors or their affiliates may (i) purchase public shares from institutional and other investors (including those who vote, or indicate an intention to vote, against any of the proposals presented at the extraordinary general meeting, or elect to redeem, or indicate an intention to redeem, public shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their public shares, or (iii) execute agreements to purchase such public shares from such investors or enter into non-redemption agreements in the future. If such transactions are effected, the consequence could be to cause the Extension to be effectuated in circumstances where such effectuation could not otherwise occur. Any of our securities purchased by our initial shareholders, officers, directors, advisors or their affiliates in situations in which the tender offer rules restrictions on purchases would apply will not be voted in favor of approving the Articles Amendment Proposals or the Trust Amendment Proposal.
Our initial shareholders, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include ownership of the founder shares and the private placement warrants that may become exercisable in the future, and the possibility of future compensatory arrangements. See the section of this proxy statement entitled “Proposal No. 1 — The Extension Amendment Proposal — Interests of Our Initial Shareholders, Directors and Officers.”
If the Articles Amendment Proposals and the Trust Amendment Proposal are approved and the Extension is implemented, we will provide the public shareholders making the Election the opportunity to receive, soon after the extraordinary general meeting, and in exchange for the surrender of their shares, a pro rata portion of the funds available in the trust account, including interest earned on the funds held in the trust account and not previously released to us (less taxes payable). See the section of this proxy statement entitled “Proposal No. 1 — The Extension Amendment Proposal — Redemption Rights.”
You are not being asked to vote on an initial business combination at this time. If the Extension is implemented and you do not make the Election to redeem all of your public shares in connection with the Extension, you will retain the right to vote on an initial business combination when it is submitted to the public shareholders (provided that you are a shareholder on the record date for a meeting to consider such business combination) and the right to redeem your public shares for a pro rata portion of the trust account in the event an initial business combination is approved and completed or we have not consummated an initial business combination by the Extended Date.
Resolution
Please see the third resolution in Annex A for the full text of the resolution to be voted upon in respect of the Founder Share Amendment Proposal.
Recommendation of the Board
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE FOUNDER SHARE AMENDMENT PROPOSAL. THE BOARD EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD MAKE THE ELECTION TO REDEEM YOUR PUBLIC SHARES.

PROPOSAL NO. 4 — THE TRUST AMENDMENT PROPOSAL
We are proposing to amend the Trust Agreement, in the form set forth as Annex B to this proxy statement, to provide for the Extension. All shareholders are encouraged to read Annex B in its entirety for a more complete description of its terms.
Reasons for the Proposal
For the reasons discussed under “Proposal No. 1 — The Extension Amendment Proposal”, the Board currently believes that there is not sufficient time before the Current Termination Date to consummate an initial business combination. Accordingly, the Board believes that, in order to be able to consummate an initial business combination, we should obtain the Extension. Therefore, the Board has determined that it is advisable to extend the date that we have to consummate an initial business combination to the Extended Date. Without the Trust Amendment, the Company may not be able to implement the Extension under the current terms of the Trust Agreement.
The Articles Amendment Proposals and the Trust Amendment Proposal are essential to the overall implementation of the Board’s plan to extend the date that we have to complete an initial business combination, and approval of each of the Articles Amendment Proposals and the Trust Amendment Proposal is a condition to the implementation of the Extension. Each of the Articles Amendment Proposals and the Trust Amendment Proposal is cross-conditioned on the approval of each other.
After careful consideration of all relevant factors, the Board has determined that the Trust Amendment Proposal is advisable and unanimously recommends that you vote “FOR” such proposal.
If the Trust Amendment Proposal Is Not Approved
If the Articles Amendment Proposals and the Trust Amendment Proposal are not approved and we do not consummate an initial business combination by the Current Termination Date, as contemplated by the IPO Prospectus and in accordance with the Articles, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, liquidate and dissolve, in the case of clauses (ii) and (iii) to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we do not complete an initial business combination by the Current Termination Date.
Our initial shareholders, officers and directors have agreed to waive their redemption rights with respect to the founder shares, and, with respect to our sponsor, officers and directors, any public shares they may hold, in connection with the consummation of an initial business combination or the approval of certain amendments to the Articles, including with respect to the Articles Amendment Proposals, and to waive their rights to liquidating distributions from the trust account with respect to the founder shares if we do not complete an initial business combination by the Current Termination Date. As a consequence of such waivers, any liquidating distribution that is made will be only with respect to the public shares; however, such persons would be entitled to liquidating distributions from the trust account with respect to any public shares they hold. We will pay the costs of liquidation from up to $100,000 of interest from the trust account and our remaining assets held outside of the trust account.
If the Trust Amendment Proposal Is Approved
If the Articles Amendment Proposals and the Trust Amendment Proposal are approved, we will (i) procure that all filings required to be made with the Registrar of Companies of the Cayman Islands in connection with the Articles Amendment Proposals are made and (ii) enter into the Trust Amendment with

Continental Stock Transfer & Trust Company. We will remain a reporting company under the Exchange Act, and our units, Class A ordinary shares and warrants will remain publicly traded. We will then continue to attempt to complete an initial business combination by the Extended Date. Additionally, if the Articles Amendment Proposals and the Trust Amendment Proposal are approved and the Extension is implemented, our initial shareholders may convert the founder shares into Class A ordinary shares at any time and from time to time, including prior to any redemption in connection with the implementation of the Extension. Notwithstanding any such Class B Conversion, the initial shareholders will not be entitled to receive any funds held in the trust account with respect to any such converted shares.
If the Articles Amendment Proposals and the Trust Amendment Proposal are approved and the Extension is implemented but we do not consummate an initial business combination by the Extended Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, liquidate and dissolve, in the case of clauses (ii) and (iii) to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we do not complete an initial business combination by the Current Termination Date or, if the Articles Amendment Proposals and the Trust Amendment Proposal are approved and the Extension is implemented, the Extended Date.
Required Vote
Approval of the Trust Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of all then outstanding ordinary shares entitled to vote thereon at the extraordinary general meeting. Abstentions, broker non-votes or failure to vote will have the effect of a vote against the Trust Amendment Proposal. Each of the Articles Amendment Proposals and the Trust Amendment Proposal is cross-conditioned on the approval of each other.
Our sponsor, officers and directors are expected to vote any ordinary shares over which they have voting control (including any public shares owned by them) in favor of the Trust Amendment Proposal. On the record date, our initial shareholders, officers, directors and their affiliates collectively beneficially owned an aggregate of 6,594,415 founder shares, representing 20% of our issued and outstanding ordinary shares, of which 1,171,717 founder shares, or approximately 3.6% of our issued and outstanding ordinary shares, are held directly by certain of our anchor investors. Such anchor investors will have the discretion to vote any ordinary shares over which they have voting control (including any public shares owned by them) in any manner they choose with respect to the Trust Amendment Proposal, although their ownership of founder shares may make it more likely that they will vote in favor of the Trust Amendment Proposal.
As described under “Proposal No. 1 — The Extension Amendment Proposal — Required Vote”, subject to applicable securities laws (including with respect to material nonpublic information), our initial shareholders, officers, directors, advisors or their affiliates may (i) purchase public shares from institutional and other investors (including those who vote, or indicate an intention to vote, against any of the proposals presented at the extraordinary general meeting, or elect to redeem, or indicate an intention to redeem, public shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their public shares, or (iii) execute agreements to purchase such public shares from such investors or enter into non-redemption agreements in the future. If such transactions are effected, the consequence could be to cause the Extension to be effectuated in circumstances where such effectuation could not otherwise occur. Any of our securities purchased by our initial shareholders, officers, directors, advisors or their affiliates in situations in which the tender offer rules restrictions on purchases would apply will not be voted in favor of approving the Articles Amendment Proposals or the Trust Amendment Proposal.
Our initial shareholders, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include ownership of the founder shares and the private placement warrants that may become exercisable in the future, and the possibility of future compensatory arrangements. See the section of this proxy statement entitled “Proposal No. 1 — The Extension Amendment Proposal — Interests of Our Initial Shareholders, Directors and Officers.”
You are not being asked to vote on an initial business combination at this time. If the Extension is implemented and you do not make the Election to redeem all of your public shares in connection with the Extension, you will retain the right to vote on an initial business combination when it is submitted to the public shareholders (provided that you are a shareholder on the record date for a meeting to consider such business combination) and the right to redeem your public shares for a pro rata portion of the trust account in the event an initial business combination is approved and completed or we have not consummated an initial business combination by the Extended Date.
Resolution
The full text of the resolution to be voted upon in respect of the Trust Amendment Proposal is as follows:
“RESOLVED, that conditional upon the effectiveness of the special resolutions to amend the Articles as set forth in Annex A, the amendment to the Investment Management Trust Agreement, dated as of October 28, 2021, by and between the Company and Continental Stock Transfer & Trust Company, in the form set forth in Annex B, is hereby authorized and approved.”
Recommendation of the Board
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE TRUST AMENDMENT PROPOSAL.

PROPOSAL NO. 5 — THE DIRECTOR APPOINTMENT PROPOSAL
At the extraordinary general meeting, shareholders are being asked re-appoint, by way of ordinary resolution by the holders of Class B ordinary shares, Michael Browning to the Board to serve as a Class I director. Pursuant to the Articles, until the consummation of our initial business combination, only holders of Class B ordinary shares have the right to vote on the appointment or removal of directors. Therefore, only holders of Class B ordinary shares are entitled to vote on the Director Appointment Proposal.
The Board is currently divided into three classes, Class I, Class II and Class III, with only one class of directors being elected in each year and each class (except for those directors appointed prior to our first annual general meeting) serving a three-year term. The term of the initial Class I director expires at our first annual general meeting, the term of the initial Class II directors expires at our second annual general meeting and the term of the initial Class III directors expires at our third annual general meeting. Commencing at our first annual general meeting, and then at each following annual general meeting, directors elected to succeed those directors whose terms expire are elected for a term of office to expire at the third annual general meeting following their election. Directors whose terms expire at an annual general meeting may also be re-elected for a further three-year period if nominated by the Board.
As the extraordinary general meeting is in lieu of our 2023 annual general meeting of shareholders (being our first annual general meeting since the IPO), the term of the initial Class I director, Mr. Browning, will expire at the extraordinary general meeting. However, the Board has nominated Mr. Browning for re-appointment as a Class I director, to hold office until the third annual general meeting following the extraordinary general meeting, or until his successor is elected and qualified.
Unless a holder indicates otherwise, Class B ordinary shares represented by executed proxies in the form enclosed will be voted to re-appoint Mr. Browning unless he is unavailable, in which case such shares will be voted for a substitute nominee designated by the Board. We have no reason to believe that Mr. Browning will be unavailable or, if elected, will decline to serve.
For a biography of Mr. Browning, please see the section of this proxy statement entitled “Management.”
Required Vote
Approval of the re-appointment of the director named in the Director Appointment Proposal requires an ordinary resolution under Cayman Islands law of the holders of Class B ordinary shares, being the affirmative vote of at least a majority of the Class B ordinary shares entitled to vote thereon and voted in person (including by virtual attendance) or by proxy at the extraordinary general meeting. Only holders of Class B ordinary shares are entitled to vote on the Director Appointment Proposal. Failure to vote in person (including by virtual attendance) or by proxy at the extraordinary general meeting, if a valid quorum is otherwise established, will have no effect on the outcome of the vote on the Director Appointment Proposal. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast for the Director Appointment Proposal and will have no effect on the outcome of the vote on the Director Appointment Proposal. The Director Appointment Proposal is not conditioned on the approval of any other proposal.
Our sponsor, officers and directors are expected to vote any founder shares over which they have voting control in favor of the director named in the Director Appointment Proposal. On the record date, our initial shareholders, officers, directors and their affiliates collectively beneficially owned an aggregate of 6,594,415 founder shares, representing 100% of our issued and outstanding Class B ordinary shares, of which 1,171,717 founder shares, or approximately 17.8% of our issued and outstanding Class B ordinary shares, are held directly by certain of our anchor investors. Such anchor investors will have the discretion to vote any founder shares over which they have voting control in any manner they choose with respect to the Director Appointment Proposal, although their ownership of founder shares may make it more likely that they will vote in favor of the Director Appointment Proposal.
Resolution
The full text of the resolution to be voted upon in respect of the Director Appointment Proposal is as follows:

“RESOLVED, as an ordinary resolution, that Michael Browning be re-appointed as a Class I director to serve until the third succeeding annual general meeting after his appointment or until his successor has been elected and qualified.”
Recommendation of the Board
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE NOMINEE NAMED ABOVE.

PROPOSAL NO. 6 — THE AUDITOR RATIFICATION PROPOSAL
We are asking our shareholders to ratify the selection by our audit committee of Marcum to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2023. Our audit committee is directly responsible for appointing our independent registered public accounting firm. Our audit committee is not bound by the outcome of this vote. However, if our shareholders do not direct, in the manner set forth herein, the ratification of the selection of Marcum to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2023, our audit committee intends to reconsider the selection of Marcum as our independent registered public accounting firm.
Marcum has audited our financial statements for the fiscal year ended December 31, 2022 and the period from February 10, 2021 (inception) through December 31, 2021. Representatives of Marcum are not expected to be present at the extraordinary general meeting to answer questions.
The following is a summary of fees paid or to be paid to Marcum for services rendered.
Audit Fees
Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by Marcum in connection with regulatory filings. The aggregate fees billed by Marcum for professional services rendered for the audit of our annual financial statements, review of the financial information included in our periodic reports for the respective periods and other required filings with the SEC for the fiscal year ended December 31, 2022 and the period from February 10, 2021 (inception) through December 31, 2021 totaled approximately $72,100 and $110,479, respectively.
Audit-Related Fees
Audit-related services consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. We did not pay Marcum for consultations concerning financial accounting and reporting standards for the fiscal year ended December 31, 2022 and the period from February 10, 2021 (inception) through December 31, 2021.
Tax Fees
We did not pay Marcum for tax planning and tax advice for the fiscal year ended December 31, 2022 and the period from February 10, 2021 (inception) through December 31, 2021.
All Other Fees
We did not pay Marcum for other services for the fiscal year ended December 31, 2022 and the period from February 10, 2021 (inception) through December 31, 2021.
Pre-Approval Policy
Our audit committee was formed in connection with the effectiveness of the registration statement for the IPO. As a result, our audit committee did not pre-approve all of the foregoing services, although any services rendered prior to the formation of our audit committee were approved by the Board. Since the formation of our audit committee, and on a going-forward basis, our audit committee has and will pre-approve all audit services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by our audit committee prior to the completion of the audit).
Required Vote
Approval of the Auditor Ratification Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the ordinary shares entitled to vote thereon and voted in person (including by virtual attendance) or by proxy at the extraordinary general meeting. Failure to vote in person (including by virtual attendance) or by proxy at the extraordinary general meeting, if a valid quorum is otherwise established, will have no effect on the outcome of the vote on the Auditor Ratification Proposal. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast for the Auditor Ratification Proposal and will have no effect on the outcome of the vote on the Auditor Ratification Proposal. The Auditor Ratification Proposal is not conditioned on the approval of any other proposal.
Our sponsor, officers and directors are expected to vote any founder shares over which they have voting control in favor of the Auditor Ratification Proposal. On the record date, our initial shareholders, officers, directors and their affiliates collectively beneficially owned an aggregate of 6,594,415 founder shares, representing 100% of our issued and outstanding Class B ordinary shares, of which 1,171,717 founder shares, or approximately 17.8% of our issued and outstanding Class B ordinary shares, are held directly by certain of our anchor investors. Such anchor investors will have the discretion to vote any founder shares over which they have voting control in any manner they choose with respect to the Auditor Ratification Proposal, although their ownership of founder shares may make it more likely that they will vote in favor of the Auditor Ratification Proposal.
Resolution
The full text of the resolution to be voted upon in respect of the Auditor Ratification Proposal is as follows:
“RESOLVED, as an ordinary resolution, that the selection by the audit committee of the Company of Marcum LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 be confirmed, ratified and approved in all respects.”
Recommendation of the Board
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE AUDITOR RATIFICATION PROPOSAL.

PROPOSAL NO. 7 — THE ADJOURNMENT PROPOSAL
The Adjournment Proposal, if approved, will direct, by way of ordinary resolution, the chairman of the extraordinary general meeting to adjourn the extraordinary general meeting to a later date or dates or indefinitely, if necessary or convenient, to permit further solicitation and vote of proxies if, (i) based upon the tabulated vote at the time of the extraordinary general meeting, there are not sufficient votes to approve one or more of the foregoing proposals, (ii) the holders of public shares have elected to redeem an amount of shares in connection with any of the foregoing proposals such that the Company would not adhere to the continued listing requirements of Nasdaq or (iii) the Board determines before the extraordinary general meeting that it is not necessary or no longer desirable to proceed with one or more of the foregoing proposals.
The Adjournment Proposal will only be presented to our shareholders under the circumstances described above. If the Adjournment Proposal is not approved by our shareholders, the chairman of the extraordinary general meeting may not be able to exercise his or her ability to adjourn the extraordinary general meeting to a later date or dates or indefinitely, if necessary or convenient, under such circumstances.
Required Vote
Approval of the Adjournment Proposal, if presented, requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the ordinary shares entitled to vote thereon and voted in person (including by virtual attendance) or by proxy at the extraordinary general meeting. Failure to vote in person (including by virtual attendance) or by proxy at the extraordinary general meeting, if a valid quorum is otherwise established, will have no effect on the outcome of the vote on the Adjournment Proposal. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast for the Adjournment Proposal and will have no effect on the outcome of the vote on the Adjournment Proposal. The Adjournment Proposal is not conditioned on the approval of any other proposal.
Our sponsor, officers and directors are expected to vote any founder shares over which they have voting control in favor of the Adjournment Proposal. On the record date, our initial shareholders, officers, directors and their affiliates collectively beneficially owned an aggregate of 6,594,415 founder shares, representing 100% of our issued and outstanding Class B ordinary shares, of which 1,171,717 founder shares, or approximately 17.8% of our issued and outstanding Class B ordinary shares, are held directly by certain of our anchor investors. Such anchor investors will have the discretion to vote any founder shares over which they have voting control in any manner they choose with respect to the Adjournment Proposal, although their ownership of founder shares may make it more likely that they will vote in favor of the Adjournment Proposal.
Resolution
The full text of the resolution to be voted upon in respect of the Adjournment Proposal is as follows:
“RESOLVED, as an ordinary resolution, to direct the chairman of the extraordinary general meeting to adjourn the extraordinary general meeting to a later date or dates or indefinitely, if necessary or convenient, to permit further solicitation and vote of proxies if, (i) based upon the tabulated vote at the time of the extraordinary general meeting, there are not sufficient votes to approve one or more of the foregoing proposals, (ii) the holders of public shares have elected to redeem an amount of shares in connection with any of the foregoing proposals such that the Company would not adhere to the continued listing requirements of Nasdaq or (iii) the Board determines before the extraordinary general meeting that it is not necessary or no longer desirable to proceed with one or more of the foregoing proposals.”
Recommendation of the Board
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ADJOURNMENT PROPOSAL.

MANAGEMENT
Directors and Executive Officers
As of the date of this proxy statement, our directors and officers are as set forth in the table below. There are no family relationships between any of our directors or senior management. There are no arrangements or understandings with major shareholders, customers, suppliers or others, pursuant to which any person referred to above was selected as a director or member of senior management. We are not aware of any agreements or arrangements between any director and any person or entity other than the Company relating to the compensation or other payments in connection with such director’s candidacy or service as a director of the Company.
Name	Age	Position
Srinath Narayanan	55	Chief Executive Officer and Director
Sanjay Mehta	55	President and Director
Prakash Ramachandran	59	Chief Financial Officer
David Roberts	47	Chief Operating Officer
Tim Dummer	58	Head of Business Strategy
Kathy Liu	48	Head of Technology Strategy
Michael Browning	77	Chairman and Director
Nina Jensen	47	Director
Eric Spiegel	65	Director
Mr. Srinath Narayanan serves as our Chief Executive Officer and a director. He has more than two decades of experience in growth investing, investment banking, and corporate finance. He currently serves as managing partner of Edgewater Investments, a private multi-family office he founded in 2013, where he has focused on growth investments into early and late-stage technology and transportation companies in the U.S. and China. Notable investment exits include Palantir Technologies (IPO 2020), SpaceX (2020), and Quectel (IPO 2019). He currently sits on the boards of Veea Technologies and Hyperloop Transportation Technologies. He is also an active investor in WrightSpeed Technologies, which is focused on powertrain technology for Class 8 EVs and heavy-duty trucks, and Smilodon Corporation, which is in the early phase of business model development and is focused on inter-modal transportation, particularly hydrogen fuel-cells and EV technology.
Mr. Narayanan previously served as an advisor to Kleiner Perkins and Technology Partners portfolio companies in the solar, EV charging station and battery technology sectors from 2011 to 2013. Mr. Narayanan started his direct investment career in 2009 managing Navation LLC, the family office of the former President of Qualcomm. Mr. Narayanan started his career as an investment banker at Goldman Sachs (Asia) in 2000. From 2001 to 2009, Mr. Narayanan served as an M&A and corporate finance banker at Banc of America Securities (New York and San Francisco) and Canaccord Adams (San Francisco), where he led the west-coast technology investment banking efforts. Mr. Narayanan started his career in the technology sector in 1993, leading product development, and operational roles at MRO Corporation (acquired by IBM), Fidelity Investments and Work Technology Corporation. Mr. Narayanan has a bachelor’s degree in Civil Engineering from VJTI, University of Bombay, a master’s degree in Computer Systems Engineering from Northeastern University and an MBA from MIT Sloan School. Mr. Narayanan was selected to serve on the Board because of his expertise in investment management, particularly in the technology and transportation sectors, as well as his experience as a director.
Mr. Sanjay Mehta serves as our President and a director. He has more than two decades of capital markets, M&A and investment management experience and has led and closed more than $20 billion worth of transactions in his career. Mr. Mehta is an individual investor in Hyperloop Transportation Technologies, a company in which Mr. Narayanan is an active investor and board member. Mr. Mehta is also currently serving as an Executive Director of New Energy One Acquisition Corporation Plc, a special purpose acquisition company listed on the London Stock Exchange. Since 2014, he has served as the chairman of S ONE Trust, where he manages a multi-asset investment portfolio with a focus on socially/environmentally driven impact investing, technology, renewable energy, zero emission mobility and electrification. He is also the founder and managing partner of ReNew One (U.K) Limited, a leasing fund for zero emission mass transportation and last mile logistics assets in the U.K. founded in 2020. From 2000 to 2014, Mr. Mehta was a Managing Director of Essar Capital where he managed a proprietary fund of $32 billion and led a team in making transformational investments, value creation and harvesting of investments in businesses throughout the energy, mobile communication, transportation, metals and infrastructure sectors.
Mr. Mehta previously worked at J. Aron & Company, a subsidiary of Goldman Sachs, from 1993 to 1996 and American Marine Advisors Inc. in New York from 1996 to 2000. Since 2018, Mr. Mehta has served as an independent investment trustee on Steamship Mutual Underwriting Association Trustees (Bermuda) Limited. Mr. Mehta received his bachelor’s degree from London School of Economics and a master’s degree in Finance from City University Business School, London. Mr. Mehta was selected to serve on the Board because of his investment management experience in renewable energy and technology.
Mr. Prakash Ramachandran serves as our Chief Financial Officer. He has more than 30 years of corporate finance experience in the United States and Asia. Most recently, he served as Chief Financial Officer of Crown Peak Technology, a SaaS business in the digital experience space, from May 2021 to November 2022. He served as EVP & Chief Financial Officer of Digital Reasoning Systems, Inc., a software company offering AI/cognitive computing applications for financial services and healthcare markets from 2015 until its recent acquisition by Smarsh, Inc in 2021. During his tenure, the company closed two rounds of financing totaling approximately $80 million and completed a strategic acquisition of a healthcare company.
Prior to Digital Reasoning, Mr. Ramachandran was CFO of Polyera Corporation, a materials company specializing in flexible electronics. During his tenure, the company raised over $35 million in funding. He was previously CFO of Nordic Windpower where he raised more than $60 million in equity and debt during his tenure. Mr. Ramachandran also spent five years as CFO of Novariant Inc., a period where the company raised more than $40 million in venture equity and debt, closed two key strategic acquisitions and grew its revenues by more than 1,500%. During Mr. Ramachandran’s time as CFO of Novariant Inc., Mr. Narayanan worked closely with the company in his capacity as an investment banker at Canaccord Adams. Earlier in his career, Mr. Ramachandran spent over 10 years in Hong Kong in various financial roles including five years as CFO of Sonex Group, where revenues grew from $100 million to $300 million during his tenure by expanding into new country markets in Asia and Latin America. Mr. Ramachandran also served on the board of directors of Thrasys, Inc., a healthcare technology company, from 2008 to 2020. Mr. Ramachandran has a bachelor’s degree in Commerce from the University of Madras in India and a master’s degree in Management from Stanford University’s Graduate School of Business (Sloan Fellows Program). He is a Chartered Accountant from India and is also a Chartered Management Accountant of U.K.
Mr. David Roberts serves as our Chief Operating Officer. He has extensive experience as a business executive, a patent attorney and in the public sector advancing public-private partnerships around energy storage technologies. Since 2017, Mr. Roberts has served as the Chief Innovation Officer at the Indiana Economic Development Corporation, the lead economic development agency for the State of Indiana. From 2015 to 2017, he served as President of the Battery Innovation Center, Inc., a non-profit R&D laboratory working with companies across next generation energy storage technologies, and has served as a member of its board of directors since 2018. From 2012 to 2014, Mr. Roberts served as CEO and President of EnerDel, Inc., a transportation and stationary lithium-ion battery supplier, leading EnerDel through a successful sale.
From 2013 to 2014, he served as a member of the board of directors of Enertech International, Inc. and as a member of the board of directors of Zhejiang Wanxiang Ener1 Power Systems Co., Ltd. Mr. Roberts has additional experience as patent and corporate counsel for Caterpillar and as an engineer with Lockheed Martin. Mr. Roberts received a bachelor’s degree in Materials Science and Engineering from Lehigh University and a J.D. from Indiana University School of Law. Since 2014, Mr. Roberts has also served as a patent and business attorney with Gutwein Law and he is licensed to practice before the U.S. Patent and Trademark Office.
Mr. Tim Dummer serves as our Head of Business Strategy. He has been a business leader and innovator with a passion for building and scaling cleantech companies with breakthrough technologies. Mr. Dummer has served as the Chief Executive Officer of Proof Energy since 2020. He has also served as a consultant for Venture Catalyst Advisors since 2015. From 2016 to 2017, he served as Chief Business Officer of

Wrightspeed Technologies, a company in which Mr. Narayanan is an active investor. Mr. Dummer has 30 years of experience creating, growing and transforming businesses for Fortune 100 companies (GE and DuPont) as well as start-ups (Proof Energy, Wrightspeed Technologies, Rennovia and Solazyme). Mr. Dummer also brings deep domain experience of the renewable energy, electric vehicles, chemicals and materials, and biotechnology industries and the application of these technologies to create high-performance, cost-advantaged and circular-economy solutions.
In addition, Mr. Dummer has extensive global business experience. He has lived and worked in the U.S. for 15 years and in Europe for 15 years (England, Ireland, Belgium and Switzerland) and is a dual citizen of the U.S. and the U.K. He also has significant experience doing business in Asia — particularly China, Japan, Korea and Taiwan. Mr. Dummer received a degree in Chemical Engineering from the University of Bradford, England and has completed multiple executive programs at INSEAD business school (France and Singapore) and GE’s Crotonville leadership institute (USA).
Dr. Kathy Liu serves as our Head of Technology Strategy. She is a thought leader in the battery innovation, power electronics and EV powertrain fields. Dr. Liu has served as head of engineering of Smilodon Corporation, a company in which Mr. Narayanan is an active investor and board member and is focused on Class 3 and Class 7 trucks and inter-modal transportation, since 2019. Dr. Liu is also the founder and Chief Technology Officer of GalaTech, Inc., focused on engineering and commercializing innovative 3-in-1 design with electric motor, inverter and electronic controls in a single box to drive greater efficiency for electric powertrain. Before transitioning to Chief Technology Officer, she served as President of GalaTech from 2017 to 2018.
From 2012 to 2017, Dr. Liu worked at Tesla as an EV powertrain technologist where she was a core member of the R&D team developing Tesla’s Model S, Model X and Model 3’s inverter and electric powertrain, including the world’s first commercial SiC module for EV application as well as various system design and modeling for power and thermal management. Dr. Liu holds over 40 patents and has written over 30 scientific publications in EV powertrain and power electronic fields. Dr. Liu received her B.S. and M.S. degree from Tsinghua University-China and PhD degree from Carnegie Mellon University. She was a tenure-tracked assistant professor at the University of Notre Dame, and then a research scientist at Intel and Freescale.
Mr. Michael Browning serves as an independent director and Chairman of the Board. He combines a decades-long career in real estate and infrastructure, with deep experience in energy and civic service. He currently serves as the lead independent director for Duke Energy Corp., where he has served on the board of directors since 2006 and also chairs the corporate governance and stockholder engagement transaction committees and serves as a member of the compensation and people development committee. From 1977 to 2019, Mr. Browning served as chairman of Browning Consolidated, LLC, an Indianapolis-based real estate development company and continues this role with MGB Holdings, Inc. He has been deeply involved with the community of Indiana over the years, having served on the advisory board of St. Vincent Hospital and Health Care Center, the board of directors of the Indianapolis Indians and the board of directors of the Indy Public Safety Foundation. He currently serves as chairman of Visit Indy and as a member of both the Indiana Golf Association and the Crossroads Council of Boy Scouts. Mr. Browning received his bachelor’s degree from the University of Notre Dame in 1968. Mr. Browning was selected to serve on the Board because of his experience in the energy sector and as a director.
Ms. Nina Jensen serves as an independent director. For over twenty years, Ms. Jensen has dedicated her career to promoting environmentally responsible solutions at numerous companies and organizations. Since 2018, Ms. Jensen has served as the Chief Executive Officer of REV Ocean, a not-for-profit company dedicated to combatting ocean pollution and improving the health of the world’s oceans. Prior to joining REV Ocean, Ms. Jensen held various positions during a fifteen-year career at the World Wide Fund for Nature (WWF) Norway, most recently serving as Secretary General from 2012 to 2017.
Ms. Jensen also currently serves on the boards of directors of several companies and organizations dedicated to environmental sustainability, including Aker Carbon Capture, a carbon capture technology company with solutions, services and technologies covering the entire CCUS value chain, Aker Offshore Wind, an offshore wind power developer based in Norway and focused on deep water assets, Ocean Wise, and The Technology for Ocean Foundation. She also serves on the Friends of Ocean Action steering committee, as an advisor to the High Level Panel for Sustainable Ocean Economy established by the prime minister of Norway and on the advisory board of SDGs for BoDs network program. Ms. Jensen received her bachelor’s degree from James Cook University in Townsville, Australia and her master’s degree from The University of Fisheries Science in Tromso, Norway. Ms. Jensen was selected to serve on the Board because of her experience as an environment conservationist and as an executive and board member of a large renewable energy company.
Mr. Eric Spiegel serves as an independent director. He has extensive experience as an executive and consultant in the energy, industrials and healthcare sectors as well as expertise in corporate governance. Since 2019, he has served as a special advisor at Brighton Park Capital where he supports the firm’s sector investment teams and portfolio companies by providing strategic counsel on industry trends, growth strategies and investment opportunities. He previously served as a special advisor at General Atlantic, a large, growth-oriented private equity firm, from 2017 to 2019, during which time he led (as interim CEO) the formation of a healthcare startup named OneOncology. Also during his time at General Atlantic, Mr. Spiegel served as chairman of CLEAResult, one of the largest providers of energy efficiency programs and services in North America, and as chairman of EN Engineering, a top 50 energy engineering and design firm in the United States. Mr. Spiegel currently serves as a member of the board of directors and chairman of the audit committee of Liberty Mutual Holding Company Inc. and as a member of the board of directors and chairman of the finance committee of Dover Corporation.
From 2010 to 2016, Mr. Spiegel served as President and CEO of Siemens USA, a global business focusing on the areas of electrification, automation and digitalization. Prior to joining Siemens, he had 25 years of global consulting experience at Booz Allen Hamilton in the power, oil and gas, chemicals, water, retail, pharmaceuticals and automotive markets. Mr. Spiegel received his A.B. with Honors in Economics from Harvard University and his MBA from the Tuck School of Business at Dartmouth College where he was an Edward Tuck Scholar. Mr. Spiegel was selected to serve on the Board because of his experience as a consultant in the energy sector and as a director.
Number and Terms of Office of Officers and Directors
The Board consists of five members and is divided into three classes, with only one class of directors being elected in each year, and with each class (except for those directors appointed prior to our first annual general meeting) serving a three-year term. The term of office of the first class of directors, consisting of Mr. Browning, will expire at the extraordinary general meeting. The term of office of the second class of directors, consisting of Ms. Jensen and Mr. Spiegel, will expire at the second annual general meeting. The term of office of the third class of directors, consisting of Messrs. Narayanan and Mehta, will expire at the third annual general meeting.
Prior to the completion of an initial business combination, any vacancy on the Board may be filled by a nominee chosen by holders of a majority of our founder shares. In addition, prior to the completion of an initial business combination, holders of a majority of our founder shares may remove a member of the Board for any reason.
Our officers are appointed by the Board and serve at the discretion of the Board, rather than for specific terms of office. The Board is authorized to appoint officers as it deems appropriate pursuant to the Articles.
Executive Compensation
None of our executive officers or directors have received any cash compensation for services rendered to us. Commencing on October 29, 2021 through the earlier of consummation of our initial business combination and our liquidation, we are obligated to pay EWI Capital a monthly fee of $30,000 for office space and administrative support. In addition, our sponsor, executive officers and directors, or any of their respective affiliates will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our audit committee reviews on a quarterly basis all payments that were made to our sponsor, executive officers or directors, or our or their affiliates. Any such payments prior to an initial business combination will be made from funds held outside the trust account. Other than quarterly audit committee review of such reimbursements, we do not expect to have any additional controls in place governing our reimbursement payments to our directors and executive officers for their out-of-pocket expenses incurred in connection with our activities on our behalf in connection with identifying and consummating an initial business combination. Other than these payments and reimbursements, no cash compensation of any kind, including finder’s and consulting fees, will be paid by the company to our sponsor, executive officers and directors, or any of their respective affiliates, prior to completion of our initial business combination. Our independent directors have each received 50,000 founder shares from our sponsor.
After the completion of our initial business combination, directors or members of our management team who remain with us may be paid consulting or management fees from the combined company. All of these fees will be fully disclosed to shareholders, to the extent then known, in the proxy solicitation materials or tender offer materials furnished to our shareholders in connection with a proposed business combination. We have not established any limit on the amount of such fees that may be paid by the combined company to our directors or members of management. It is unlikely the amount of such compensation will be known at the time of the proposed business combination, because the directors of the post-business combination company will be responsible for determining executive officer and director compensation. Any compensation to be paid to our executive officers will be determined, or recommended to the Board for determination, either by a compensation committee constituted solely by independent directors or by a majority of the independent directors on the Board.
We do not intend to take any action to ensure that members of our management team maintain their positions with us after the consummation of our initial business combination, although it is possible that some or all of our executive officers and directors may negotiate employment or consulting arrangements to remain with us after our initial business combination. The existence or terms of any such employment or consulting arrangements to retain their positions with us may influence our management’s motivation in identifying or selecting a target business but we do not believe that the ability of our management to remain with us after the consummation of our initial business combination will be a determining factor in our decision to proceed with any potential business combination. We are not party to any agreements with our executive officers and directors that provide for benefits upon termination of employment.
Committees of the Board
The Board has two standing committees: an audit committee and a compensation committee. Each of our audit committee and our compensation committee is composed solely of independent directors. Subject to phase-in rules, the rules of Nasdaq and Rule 10A-3 under the Exchange Act require that the audit committee of a listed company be comprised solely of independent directors, and the rules of Nasdaq require that the compensation committee of a listed company be comprised solely of independent directors. Each committee operates under a charter that has been approved by the Board and has the composition and responsibilities described below. The charter of each committee is available on our website.
Audit Committee
We have established an audit committee of the Board. Mr. Browning, Mr. Spiegel and Ms. Jensen serve as members of our audit committee, and Mr. Spiegel chairs our audit committee. The Board has determined that each member of our audit committee is financially literate and that Mr. Spiegel qualifies as an “audit committee financial expert” as defined in applicable SEC rules and has accounting or related financial management expertise.
We have adopted an audit committee charter, which details the principal functions of our audit committee, including:
•
assisting Board oversight of (1) the integrity of our financial statements, (2) our compliance with legal and regulatory requirements, (3) our independent registered public accounting firm’s qualifications and independence, and (4) the performance of our internal audit function and independent registered public accounting firm;

•
the appointment, compensation, retention, replacement, and oversight of the work of the independent auditors and any other independent registered public accounting firm engaged by us;

•
pre-approving all audit and non-audit services to be provided by the independent auditors or any other registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;

•
reviewing and discussing with the independent registered public accounting firm all relationships the auditors have with us in order to evaluate their continued independence;

•
setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

•
obtaining and reviewing a report, at least annually, from the independent registered public accounting firm describing (1) the independent registered public accounting firm’s internal quality-control procedures and (2) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues;

•
meeting to review and discuss our annual audited financial statements and quarterly financial statements with management and the independent auditor, including reviewing our specific disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”;

•
reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

•
reviewing with management, the independent, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

Compensation Committee
We have established a compensation committee of the Board. Mr. Browning, Mr. Spiegel and Ms. Jensen serve as members of our compensation committee, and Ms. Jensen chairs our compensation committee.
We have adopted a compensation committee charter, which details the principal functions of our compensation committee, including:
•
reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation;

•
reviewing and making recommendations to the Board with respect to the compensation, and any incentive compensation and equity-based plans that are subject to Board approval of all of our other officers;

•
reviewing our executive compensation policies and plans;

•
implementing and administering our incentive compensation equity-based remuneration plans;

•
assisting management in complying with our proxy statement and annual report disclosure requirements;

•
all special perquisites, special cash payments and other special compensation and benefit arrangements for our officers and employees;

•
if required, producing a report on executive compensation to be included in our annual proxy statement; and

•
reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

Notwithstanding the foregoing, as indicated above, other than the payment to EWI Capital of $30,000 per month for office space and administrative support, no cash compensation of any kind, including finder’s and consulting fees, will be paid by the company to our sponsor, executive officers and directors, or any of their respective affiliates, prior to completion of our initial business combination. Accordingly, it is likely that prior to the consummation of an initial business combination, our compensation committee will only be responsible for the review and recommendation of any compensation arrangements to be entered into in connection with such initial business combination.
Our compensation committee charter also provides that our compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, independent legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, our compensation committee will consider the independence of each such adviser, including the factors required by Nasdaq and the SEC.
Director Nominations
We do not have a standing nominating committee though we intend to form a nominating and corporate governance committee as and when required to so by law or Nasdaq rules. In accordance with Rule 5605(e)(2) of the Nasdaq rules, a majority of our independent directors may recommend a director nominee for selection by the Board. The Board believes that our independent directors can satisfactorily carry out the responsibility of properly selecting or approving director nominees without the formation of a standing nominating committee. The directors who participate in the consideration and recommendation of director nominees are Mr. Browning, Mr. Spiegel and Ms. Jensen. In accordance with Rule 5605(e)(1)(A) of the Nasdaq rules, all such directors are independent. As there is no standing nominating committee, we do not have a nominating committee charter in place.
The Board will also consider director candidates recommended for nomination by our shareholders during such times as they are seeking proposed nominees to stand for election at the next annual general meeting (or, if applicable, an extraordinary general meeting). Our shareholders that wish to nominate a director for election to the Board should follow the procedures set forth in the Articles.
We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the Board considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom and the ability to represent the best interests of our shareholders.
Code of Ethics and Committee Charters
We filed a copy of our Code of Business Conduct and Ethics applicable to all of our officers, directors and employees (if any) (the “Code of Ethics”) as an exhibit to our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 (File No. 001-40972), and our audit committee charter and our compensation committee charter as exhibits to the registration statement on Form S-1 (File No. 333-254695) filed in connection with the IPO. You may also review these documents by accessing our public filings at the SEC’s website at www.sec.gov. In addition, a copy of the Code of Ethics will be provided without charge upon request to us in writing at 1285 Camino Real, Suite 200, Menlo Park, California 94025, or by telephone at (260) 515-9113.
If we make any amendments to the Code of Ethics other than technical, administrative or other non-substantive amendments, or grant any waiver, including any implicit waiver, from a provision of the Code of Ethics applicable to our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions requiring disclosure under applicable SEC or Nasdaq rules, we will disclose the nature of such amendment or waiver on our website at www.pegyr.com. The information included on our website is not incorporated by reference into this proxy statement or in any other report or document we file with the SEC, and any references to our website are intended to be inactive textual references only.

Legal Proceedings
There is no material litigation, arbitration, governmental proceeding or any other legal proceeding currently pending or known to be contemplated against us or any members of our management team in their capacity as such.
Report of the Audit Committee*
Our audit committee has reviewed and discussed our audited financial statements with management, and has discussed with our independent registered public accounting firm the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC. Additionally, our audit committee has received the written disclosures and the letter from our independent registered public accounting firm, as required by the applicable requirements of the PCAOB, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. Based upon such review and discussion, our audit committee recommended to the Board that the audited financial statements be included in our 2022 Form 10-K.
Submitted by our audit committee:
Eric Spiegel
Michael Browning
Nina Jensen

*
The above report shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that we specifically incorporate it by reference.

BENEFICIAL OWNERSHIP OF SECURITIES
The following table sets forth information regarding the beneficial ownership of our ordinary shares as of July 7, 2023, by:
•
each person known by us to be the beneficial owner of more than 5% of our outstanding ordinary shares;

•
each of our executive officers and directors; and

•
all our executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all ordinary shares beneficially owned by them. The following table does not reflect record or beneficial ownership of our warrants, including the private placement warrants, because such warrants are not exercisable within 60 days of the date of this proxy statement.
We have based our calculation of the percentage of beneficial ownership on 32,972,075 ordinary shares outstanding on July 7, 2023, consisting of 26,377,660 Class A ordinary shares and 6,594,415 Class B ordinary shares.
	Class A Ordinary Shares		Class B Ordinary Shares		Approximate Percentage of Outstanding Ordinary Shares
Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned(2)	Approximate Percentage of Class
Smilodon Capital, LLC(3)	—	—	5,272,698	80.0%	16.0%
Srinath Narayanan(3)	—	—	5,272,698	80.0%	16.0%
Sanjay Mehta	—	—	—	—	—
Prakash Ramachandran	—	—	—	—	—
David Roberts	—	—	—	—	—
Tim Dummer	—	—	—	—	—
Kathy Liu	—	—	—	—	—
Michael Browning	—	—	50,000	*	*
Nina Jensen	—	—	50,000	*	*
Eric Spiegel	—	—	50,000	*	*
All executive officers and directors as a group (9 individuals)	—	—	5,422,698	82.2%	16.4%
Apollo Management Holdings GP, LLC(4)	2,475,000	9.4%	—	—	7.5%
Atalaya Capital Management LP(5)	2,475,000	9.4%	—	—	7.5%
Radcliffe Capital Management, L.P.(6)	2,357,047	8.9%	200,000	3.0%	7.8%
Citadel Advisors LLC(7)	2,216,051	8.4%	—	—	6.7%
Millennium Management LLC(8)	1,716,723	6.5%	—	—	5.2%
Oasis Management Company Ltd.(9)	1,700,000	6.4%	—	—	5.2%
Cowen Financial Products LLC(10)	1,500,000	5.7%	—	—	4.5%
D.E. Shaw Valence Portfolios, L.L.C.(11)	1,485,000	5.6%	200,000	3.0%	5.1%

*
Less than one percent.

(1)
Unless otherwise indicated, the business address of each of the persons and entities is c/o Project Energy Reimagined Acquisition Corp., 1285 Camino Real, Suite 200, Menlo Park, California 94025.

(2)
Interests shown consist solely of founder shares, classified as Class B ordinary shares. Such shares will automatically convert into Class A ordinary shares at the time of our initial business combination on a one-for-one basis, subject to adjustment, or earlier at the option of the holder if the Articles Amendment Proposals and the Trust Amendment Proposal are approved and the Extension is implemented.
(3)
Smilodon Capital, LLC, our sponsor, is the record holder of the reported shares. Admit Capital, LLC (“Admit Capital”) is the managing member of our sponsor, and Mr. Narayanan is the managing member of Admit Capital. Admit Capital and Mr. Narayanan may be deemed to share beneficial ownership of such shares. Each of Admit Capital and Mr. Narayanan disclaims beneficial ownership of such shares except to the extent of its or his pecuniary interest therein.

(4)
Based on information provided in a Schedule 13G/A filed with the SEC on February 14, 2023 on behalf of Apollo Atlas Master Fund, LLC (“Atlas”), Apollo Atlas Management, LLC (“Atlas Management”), Apollo PPF Credit Strategies, LLC (“PPF Credit Strategies”), Apollo PPF Credit Strategies Management, LLC (“PPF Management”), Apollo Credit Strategies Master Fund Ltd. (“Credit Strategies”), Apollo ST Fund Management LLC (“ST Management”), Apollo ST Operating LP (“ST Operating”), Apollo ST Capital LLC (“ST Capital”), ST Management Holdings, LLC (“ST Management Holdings”), Apollo A-N Credit Fund (Delaware), L.P. (“A-N Credit”), Apollo A-N Credit Management, LLC (“A-N Credit Management”), Apollo SPAC Fund I, L.P. (“SPAC Fund I”), Apollo SPAC Management I, L.P. (“SPAC Management I”), Apollo SPAC Management I GP, LLC (“SPAC Management I GP”), Apollo Capital Management, L.P. (“Capital Management”), Apollo Capital Management GP, LLC (“Capital Management GP”), Apollo Management Holdings, L.P. (“Management Holdings”), and Apollo Management Holdings GP, LLC (“Management Holdings GP”). The reported shares are held by SPAC Fund I, Atlas, PPF Credit Strategies and Credit Strategies. Atlas Management serves as the investment manager of Atlas. PPF Management serves as the investment manager of PPF Credit Strategies. ST Management serves as the investment manager for Credit Strategies. ST Operating is the sole member of ST Management. The general partner of ST Operating is ST Capital. ST Management Holdings is the sole member of ST Capital. A-N Credit Management serves as the investment manager for A-N Credit. SPAC Management I serves as the investment manager for SPAC Fund I. The general partner of SPAC Management I is SPAC Management I GP. Capital Management serves as the sole member of Atlas Management, PPF Management, A-N Credit Management, SPAC Management I GP, and SA Management, and as the sole member and manager of ST Management Holdings. Capital Management GP serves as the general partner of Capital Management. Management Holdings serves as the sole member and manager of Capital Management GP, and Management Holdings GP serves as the general partner of Management Holdings. The business address of Atlas, PPF Credit Strategies, A-N Credit, and SPAC Fund I is One Manhattanville Road, Suite 201, Purchase, New York 10577. The business address of Credit Strategies is c/o Walkers Corporate Limited, Cayman Corporate Centre, 27 Hospital Road, George Town, Grand Cayman, KY-9008, Cayman Islands. The business address of the other reporting persons is 9 W. 57th Street, 43rd Floor, New York, New York 10019.

(5)
Based on information provided in a Schedule 13G/A filed with the SEC on February 14, 2022 on behalf of Atalaya Capital Management LP (“ACM”), Atalaya Special Purpose Investment Fund II LP (“ASPIF II”), ACM ASOF VII (Cayman) Holdco LP (“ASOF”), ACM Alameda Special Purpose Investment Fund II LP (“Alameda”), Corbin ERISA Opportunity Fund, Ltd. (“CEOF”), Corbin Opportunity Fund, L.P. (“COF”), Corbin Capital Partners GP, LLC (“CCPG”), and Corbin Capital Partners, L.P. (“CCP”). The reported shares are directly held by ASPIF II, ASOF, Alameda, CEOF and COF. As ASPIF II, ASOF, and Alameda’s investment manager, ACM has the power to vote and direct the disposition of all shares held by ASPIF II, ASOF, and Alameda. As CEOF and COF’s investment manager, CCP has the power to vote and direct the disposition of all shares held by CEOF and COF. The business address of ACM, ASPIF II, ASOF, and Alameda is One Rockefeller Plaza, 32nd Floor, New York, NY 10020, and the business address of CEOF, COF, Corbin GP and CCP is 590 Madison Avenue, 31st Floor, New York, NY 10022.

(6)
Based in part on information provided in a Schedule 13G/A filed with the SEC on February 14, 2023 on behalf of Radcliffe Capital Management, L.P., RGC Management Company, LLC, Steven B. Katznelson, Christopher Hinkel, Radcliffe SPAC Master Fund, L.P. and Radcliffe SPAC GP, LLC. Radcliffe Capital Management, L.P. is the relevant entity for which RGC Management Company, LLC, Mr. Katznelson and Mr. Hinkel may be considered control persons. Radcliffe SPAC Master Fund, L.P. is the relevant entity for which Radcliffe SPAC GP, LLC, Mr. Katznelson and Mr. Hinkel may be

considered control persons. The business address of each reporting person is 50 Monument Road, Suite 300, Bala Cynwyd, PA 19004.
(7)
Based on information provided in a Schedule 13G/A filed with the SEC on February 14, 2023 on behalf of Citadel Advisors LLC (“Citadel Advisors”), Citadel Advisors Holdings LP (“CAH”), Citadel GP LLC (“CGP”), Citadel Securities LLC (“Citadel Securities”), Citadel Securities Group LP (“CALC4”), Citadel Securities GP LLC (“CSGP”) and Kenneth Griffin, with respect to the reported shares owned by Citadel Multi-Strategy Equities Master Fund Ltd. (“CM”) and Citadel Securities. Citadel Advisors is the portfolio manager for CM. CAH is the sole member of Citadel Advisors. CGP is the general partner of CAH. CALC4 is the non-member manager of Citadel Securities. CSGP is the general partner of CALC4. Mr. Griffin is the President and Chief Executive Officer of CGP and owns a controlling interest in CGP and CSGP. The business address of each reporting person is Southeast Financial Center, 200 S. Biscayne Blvd., Suite 3300, Miami, Florida 33131.

(8)
Based on information provided in a Schedule 13G/A filed with the SEC on January 20, 2023 on behalf of Millennium Management LLC, Millennium Group Management LLC and Israel A. Englander, with respect to the reported shares held by entities subject to voting control and investment discretion by Millennium Management LLC and/or other investment managers that may be controlled by Millennium Group Management LLC (the managing member of Millennium Management LLC) and Mr. Englander (the sole voting trustee of the managing member of Millennium Group Management LLC). The business address of each reporting person is 399 Park Avenue, New York, New York 10022.

(9)
Based on information provided in a Schedule 13G/A filed with the SEC on February 14, 2023 on behalf of Oasis Management Company Ltd. (“Oasis Management”) and Seth Fischer, with respect to the reported shares held by certain investment funds managed by Oasis Management (the “Oasis Funds”). Mr. Fischer is responsible for the supervision and conduct of all investment activities of Oasis Management, including all investment decisions with respect to the assets of the Oasis Funds. The business address of Oasis Management is 4th Floor Anderson Square, 64 Shedden Road, P.O. Box 10324, Grand Cayman, KY1-1103 Cayman Islands, and the business address of Mr. Fischer is c/o Oasis Compliance, Oasis Management (Hong Kong), 25/F, LHT Tower, 31 Queen’s Road Central, Central, Hong Kong.

(10)
Based on information provided in a Schedule 13G/A filed with the SEC on January 24, 2023 on behalf of Cowen Financial Products LLC. The business address of the reporting person is 599 Lexington Ave., New York, NY 10022.

(11)
Based in part on information provided in a Schedule 13G/A filed with the SEC on February 14, 2023 on behalf of D.E. Shaw Valence Portfolios, L.L.C., D.E. Shaw & Co., L.L.C., D.E. Shaw & Co., L.P., and David E. Shaw. Mr. Shaw does not own any shares directly. By virtue of Mr. Shaw’s position as President and sole shareholder of D.E. Shaw & Co., Inc., which is the general partner of D.E. Shaw & Co., L.P., which in turn is the investment advisor of D.E. Shaw Valence Portfolios, L.L.C., and by virtue of Mr. Shaw’s position as President and sole shareholder of D.E. Shaw & Co. II, Inc., which is the managing member of D.E. Shaw & Co., L.L.C., which in turn is the manager of D.E. Shaw Valence Portfolios, L.L.C., Mr. Shaw may be deemed to have the shared power to vote or direct the vote of, and the shared power to dispose or direct the disposition of, the reported shares. The business address of each reporting person is 1166 Avenue of the Americas, 9th Floor, New York, NY 10036.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE
On February 18, 2021, we issued an aggregate of 8,625,000 founder shares to our sponsor for an aggregate price of $25,000, or approximately $0.003 per share. On July 29, 2021, our sponsor surrendered 1,437,500 founder shares to us for no consideration, resulting in an aggregate of 7,187,500 founder shares outstanding. Our sponsor transferred to our independent directors and certain of our anchor investors an aggregate of 1,321,717 founder shares. On December 12, 2021, in connection with the expiration of the remaining portion of the IPO underwriters’ over-allotment option, our sponsor forfeited 593,085 founder shares to us for no consideration, and 6,594,415 founder shares remain outstanding.
The founder shares will automatically convert into Class A ordinary shares at the time of our initial business combination, on a one-for-one basis, subject to adjustment. If the Articles Amendment Proposals and the Trust Amendment Proposal are approved and the Extension is implemented, our initial shareholders may convert the founder shares into Class A ordinary shares at any time and from time to time, including prior to any redemption in connection with the implementation of the Extension. Notwithstanding any such Class B Conversion, the initial shareholders will not be entitled to receive any funds held in the trust account with respect to any such converted shares.
Subject to certain limited exceptions, our initial shareholders have agreed not to transfer, assign or sell any of their founder shares until the earlier to occur of: (A) one year after the completion of our initial business combination or (B) subsequent to our initial business combination, (x) if the closing price of our Class A ordinary shares equals or exceeds $12.00 per share (as adjusted for share divisions, share capitalizations, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after our initial business combination, or (y) the date on which we complete a liquidation, merger, capital stock exchange or other similar transaction that results in all of our shareholders having the right to exchange their ordinary shares for cash, securities or other property.
Simultaneously with the consummation of the IPO, we consummated the private placement of 8,150,000 private placement warrants to our sponsor at a price of $1.00 per private placement warrant, generating total gross proceeds of $8,150,000. Simultaneously with the closing of the partial exercise of the over-allotment option, we consummated the private placement of 275,532 additional private placement warrants to our sponsor at a price of $1.00 per additional private placement warrant, generating total gross proceeds of $275,532. The private placement warrants (including the Class A ordinary shares issuable upon exercise of the private placement warrants) may not, subject to certain limited exceptions, be transferred, assigned or sold until 30 days after the completion of our initial business combination.
Commencing on October 29, 2021, we pay EWI Capital $30,000 per month for office space and administrative support. Upon completion of our initial business combination or our liquidation, we will cease paying these monthly fees.
No cash compensation of any kind, including finder’s and consulting fees, will be paid by the company to our sponsor, officers or directors, or any of their respective affiliates, prior to completion of our initial business combination. However, these persons will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our audit committee reviews on a quarterly basis all payments that were made to our sponsor, officers, directors or our or their affiliates. Our independent directors have each received 50,000 founder shares from our sponsor.
Our sponsor entered into an agreement with us to loan us funds up to $300,000 under an unsecured promissory note to be used for a portion of the expenses of the IPO. These loans were non-interest bearing, unsecured and due in full at the closing of the IPO. On November 3, 2021, we repaid the outstanding balance under the promissory note.
In order to fund working capital deficiencies or finance transaction costs in connection with an intended initial business combination, our sponsor or an affiliate of our sponsor or certain of our officers and directors may, but are not obligated to, loan us funds as may be required. If we complete an initial business combination, we would repay such loaned amounts. In the event that the initial business combination does not close, we may use a portion of the working capital held outside the trust account to repay such loaned amounts but no proceeds from the trust account would be used for such repayment. Up to $1,500,000 of such loans may be convertible into warrants of the post-business combination company at a price of $1.00 per warrant at the option of the lender. The warrants would be identical to the private placement warrants. Except as set forth above, the terms of such loans, if any, have not been determined and no written agreements exist with respect to such loans. Prior to the completion of our initial business combination, we do not expect to seek loans from parties other than our sponsor or an affiliate of our sponsor as we do not believe third parties will be willing to loan such funds and provide a waiver against any and all rights to seek access to funds in the trust account.
Any of the foregoing payments to our sponsor, repayments of loans from our sponsor or repayments of working capital loans prior to our initial business combination will be made using funds held outside the trust account.
After the completion of our initial business combination, directors or members of our management team who remain with us may be paid consulting or management fees from the combined company. All of these fees will be fully disclosed to shareholders, to the extent then known, in the proxy solicitation materials or tender offer materials furnished to our shareholders in connection with a proposed business combination. We have not established any limit on the amount of such fees that may be paid by the combined company to our directors or members of management. It is unlikely the amount of such compensation will be known at the time of the proposed business combination, because the directors of the post-business combination company will be responsible for determining executive officer and director compensation. Any compensation to be paid to our executive officers will be determined, or recommended to the Board for determination, either by a compensation committee constituted solely by independent directors or by a majority of the independent directors on the Board.
Pursuant to a forward purchase agreement entered into in connection with the IPO, EWI Capital has subscribed to purchase up to 2,000,000 units for $10.00 per unit, or up to $20,000,000, in a private placement to close substantially concurrently with the closing of our initial business combination. We will determine in our sole discretion the specific number of units that we will sell to EWI Capital, if any, subject to the terms of the forward purchase agreement.
The holders of founder shares, private placement warrants and warrants that may be issued upon conversion of working capital loans (and any Class A ordinary shares issuable upon the exercise or conversion of such securities) are entitled to registration rights pursuant to a registration rights agreement signed on the effective date of the IPO. The holders of these securities are entitled to make up to three demands, excluding short form demands, that we register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to consummation of an initial business combination. We will bear the expenses incurred in connection with the filing of any such registration statements. Pursuant to the forward purchase agreement with EWI Capital, we have agreed that the forward purchase securities will be entitled to registration rights pursuant to the registration rights agreement. Pursuant to founder share transfer agreements with certain anchor investors, we have agreed to provide certain registration rights with respect to the Class A ordinary shares issuable upon conversion of the founder shares held by such anchor investors.
Policy for Approval of Related Party Transactions
Our audit committee adopted a policy setting forth the policies and procedures for its review and approval or ratification of “related party transactions.” A “related party transaction” is any consummated or proposed transaction or series of transactions: (i) in which the company was or is to be a participant; (ii) the amount of which exceeds (or is reasonably expected to exceed) the lesser of $120,000 or 1% of the average of the company’s total assets at year-end for the prior two completed fiscal years in the aggregate over the duration of the transaction (without regard to profit or loss); and (iii) in which a “related party” had, has or will have a direct or indirect material interest. “Related parties” under this policy include: (i) our directors, nominees for director or executive officers; (ii) any record or beneficial owner of more than 5% of any class of our voting securities; (iii) any immediate family member of any of the foregoing if the foregoing person is a natural person; and (iv) any other person who maybe a “related person” pursuant to Item 404 of Regulation S-K under the Exchange Act. Pursuant to the policy, our audit committee will consider (i) the relevant facts and circumstances of each related party transaction, including if the transaction is on terms comparable to those that could be obtained in arm’s-length dealings with an unrelated third party, (ii) the extent of the related party’s interest in the transaction, (iii) whether the transaction contravenes the Code of Ethics or other policies, (iv) whether our audit committee believes the relationship underlying the transaction to be in the best interests of the Company and our shareholders and (v) the effect that the transaction may have on a director’s status as an independent member of the Board and on his or her eligibility to serve on the Board’s committees. Management will present to our audit committee each proposed related party transaction, including all relevant facts and circumstances relating thereto. Under the policy, we may consummate related party transactions only if our audit committee approves or ratifies the transaction in accordance with the guidelines set forth in the policy. The policy does not permit any director or executive officer to participate in the discussion of, or decision concerning, a related person transaction in which he or she is the related party.
Director Independence
Nasdaq listing standards require that a majority of the Board be independent. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. The Board has determined that Mr. Browning, Mr. Spiegel and Ms. Jensen are “independent directors” as defined in Nasdaq listing standards and applicable SEC rules. Our independent directors have regularly scheduled meetings at which only independent directors are present.

SHAREHOLDER PROPOSALS
If the Articles Amendment Proposals and the Trust Amendment Proposal are approved and the Extension is implemented, we anticipate that we will hold another extraordinary general meeting before the Extended Date to consider and vote upon a proposed initial business combination and related transactions. Accordingly, our next annual general meeting of shareholders would be held at a future date to be determined by the post-business combination company. We expect that the post-business combination company would notify shareholders of the deadline for submitting a proposal for inclusion in the proxy statement for its next annual general meeting following the completion of the initial business combination. For any proposal to be considered for inclusion in the proxy statement and form of proxy for submission to shareholders at the 2024 annual general meeting of shareholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act and the Articles in place at such time. We anticipate that the 2024 annual general meeting of shareholders would be held no later than December 31, 2024.
Alternatively, if the Articles Amendment Proposals and the Trust Amendment Proposal are not approved and we do not consummate an initial business combination by the Current Termination Date, we will liquidate and dissolve, and there will be no annual general meeting of shareholders in 2024.
Shareholder and Interested Party Communications
Shareholders and interested parties may communicate with the Board, any committee chairperson or the non-management directors as a group by writing to the Board or committee chairperson in care of Project Energy Reimagined Acquisition Corp., 1285 Camino Real, Suite 200, Menlo Park, California 94025.
DELIVERY OF DOCUMENTS TO SHAREHOLDERS
Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if shareholders prefer to receive multiple sets of our disclosure documents at the same address in the future, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of our disclosure documents, the shareholders should follow these instructions:
•
If the shares are registered in the name of the shareholder, the shareholder may notify us of his or her request by calling or writing Morrow Sodali LLC, our proxy solicitor, at 333 Ludlow Street, 5th Floor, South Tower, Stamford, CT 06902, telephone number: (800) 662-5200, e-mail: PEGR.info@investor.morrowsodali.com; or

•
If a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly; banks or brokers may call Morrow Sodali LLC collect at (203) 658-9400.

WHERE YOU CAN FIND MORE INFORMATION
We file annual and quarterly reports and other reports and information with the SEC. We distribute to our shareholders annual reports containing financial statements audited by our independent registered public accounting firm and, upon request, quarterly reports for the first three quarters of each fiscal year containing unaudited financial information. In addition, the reports and other information are filed through Electronic Data Gathering, Analysis and Retrieval (known as “EDGAR”) system and are publicly available on the SEC’s website, located at www.sec.gov. We will provide without charge to you, upon written or oral request, a copy of the reports and other information filed with the SEC.
Any requests for copies of information, reports or other filings with the SEC should be directed to Project Energy Reimagined Acquisition Corp., 1285 Camino Real, Suite 200, Menlo Park, California 94025, or by telephone at (260) 515-9113.

In order to receive timely delivery of the documents in advance of the extraordinary general meeting, you must make your request for information no later than July 25, 2023 (seven days prior to the extraordinary general meeting).

ANNEX A
PROPOSED AMENDMENTS TO
THE AMENDED AND RESTATED
MEMORANDUM OF ASSOCIATION AND ARTICLES OF ASSOCIATION
OF
PROJECT ENERGY REIMAGINED ACQUISITION CORP.
PROJECT ENERGY REIMAGINED ACQUISITION CORP.
(the “Company”)
RESOLUTIONS OF THE SHAREHOLDERS OF THE COMPANY
FIRST, RESOLVED, as a special resolution THAT, effective immediately, the Amended and Restated Memorandum and Articles of Association of the Company be amended by:
(a)
amending Article 49.9 by deleting the following:

“In the event that the Company does not consummate a Business Combination within 18 months from the consummation of the IPO (or within 21 months from the consummation of the IPO if the Company has executed a letter of intent, agreement in principle or definitive agreement for a Business Combination within 18 months from the consummation of the IPO but the Company has not completed a Business Combination within such 18-month period), or such later time as the Members may approve in accordance with the Articles, the Company shall:
(a)
cease all operations except for the purpose of winding up;

(b)
as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c)
as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve,

subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.”
and replacing it with the following:
“In the event that the Company does not consummate a Business Combination by May 2, 2024 or such earlier date as determined by the Directors (such applicable date, the “Termination Date”), or such later time as the Members may approve in accordance with the Articles, the Company shall:
(a)
cease all operations except for the purpose of winding up;

(b)
as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c)
as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.”

(b)
amending Article 49.10 by deleting the following:

“In the event that any amendment is made to the Articles:
(a)
to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination or redeem 100 per cent of the Public Shares if the Company does not consummate a Business Combination within 21 months from the consummation of the IPO, or such later time as the Members may approve in accordance with the Articles; or

(b)
with respect to any other provision relating to Members’ rights or pre-Business Combination activity,

each holder of Public Shares who is not the Sponsor, a Founder, Officer or Director shall be provided with the opportunity to redeem their Public Shares upon the approval or effectiveness of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding Public Shares. The Company’s ability to provide such redemption in this Article is subject to the Redemption Limitation.”
and replacing it with the following:
“In the event that any amendment is made to the Articles:
(a)
to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination or redeem 100 per cent of the Public Shares if the Company does not consummate a Business Combination by the Termination Date, or such later time as the Members may approve in accordance with the Articles; or

(b)
with respect to any other provision relating to Members’ rights or pre-Business Combination activity,

each holder of Public Shares who is not the Sponsor, a Founder, Officer or Director shall be provided with the opportunity to redeem their Public Shares upon the approval or effectiveness of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding Public Shares.”
(c)
amending Article 49.12 by deleting the following:

“After the issue of Public Shares, and prior to the consummation of a Business Combination, the Company shall not issue additional Shares or any other securities that would entitle the holders thereof to:
(a)
receive funds from the Trust Account; or

(b)
vote as a class with Public Shares on a Business Combination or to approve an amendment to the Memorandum or Articles to (i) extend the time the Company has to consummate a Business Combination beyond 18 months from the consummation of the IPO (or within 21 months from the consummation of the IPO if the Company has executed a letter of intent, agreement in principle or definitive agreement for a Business Combination within 18 months from the consummation of the IPO but the Company has not completed a Business Combination within such 18-month period) or (ii) amend the foregoing provisions of this Article.”

and replacing it with the following:
“Except in connection with the conversion of Class B Shares into Class A Shares pursuant to Article 17 where the holders of such Shares have waived any right to receive funds from the Trust Account, after the issue of Public Shares, and prior to the consummation of a Business Combination, the Company shall not issue additional Shares or any other securities that would entitle the holders thereof to:
(a)
receive funds from the Trust Account; or

(b)
vote as a class with Public Shares on a Business Combination or to approve an amendment to the Memorandum or Articles to (i) extend the time the Company has to consummate a Business Combination beyond the Termination Date or (ii) amend the foregoing provisions of this Article.”; and

SECOND, RESOLVED, as a special resolution THAT, effective immediately, the Amended and Restated Memorandum and Articles of Association of the Company be amended by:
(a)
amending Article 49.4 by deleting the following:

“provide Members with the opportunity to have their Shares repurchased by means of a tender offer for a per-Share repurchase price payable in cash, equal to the aggregate amount then on deposit in the Trust Account, calculated as of two business days prior to the consummation of such Business Combination, including interest earned on the Trust Account (net of taxes paid or payable, if any), divided by the number of then issued Public Shares, provided that the Company shall not repurchase Public Shares in an amount that would cause the Company’s net tangible assets to be less than US$5,000,001 upon consummation of such Business Combination. Such obligation to repurchase Shares is subject to the completion of the proposed Business Combination to which it relates.”
and replacing it with the following:
“provide Members with the opportunity to have their Shares repurchased by means of a tender offer for a per-Share repurchase price payable in cash, equal to the aggregate amount then on deposit in the Trust Account, calculated as of two business days prior to the consummation of such Business Combination, including interest earned on the Trust Account (net of taxes paid or payable, if any), divided by the number of then issued Public Shares. Such obligation to repurchase Shares is subject to the completion of the proposed Business Combination to which it relates.”
(b)
amending Article 49.6 by deleting the following:

“At a general meeting called for the purposes of approving a Business Combination pursuant to this Article, in the event that such Business Combination is approved by Ordinary Resolution, the Company shall be authorised to consummate such Business Combination, provided that the Company shall not consummate such Business Combination unless the Company has net tangible assets of at least US$5,000,001 upon such consummation of such Business Combination.”
and replacing it with the following:
“At a general meeting called for the purposes of approving a Business Combination pursuant to this Article, in the event that such Business Combination is approved by Ordinary Resolution, the Company shall be authorised to consummate such Business Combination.”
(c)
amending Article 49.7 by deleting the following:

“Any Member holding Public Shares who is not the Sponsor, a Founder, Officer or Director may, at least two business days’ prior to any vote on a Business Combination, elect to have their Public Shares redeemed for cash, in accordance with any applicable requirements provided for in the related proxy materials (the “IPO Redemption”), provided that no such Member acting together with any Affiliate of his or any other person with whom he is acting in concert or as a partnership, limited partnership, syndicate, or other group for the purposes of acquiring, holding, or disposing of Shares may exercise this redemption right with respect to more than 15 per cent of the Public Shares in the aggregate without the prior consent of the Company and provided further that any beneficial holder of Public Shares on whose behalf a redemption right is being exercised must identify itself to the Company in connection with any redemption election in order to validly redeem such Public Shares. If so demanded, the Company shall pay any such redeeming Member, regardless of whether he is voting for or against such proposed Business Combination, a per-Share redemption price payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the consummation of the Business Combination, including interest earned on the Trust Account (such interest shall be net of taxes payable) and not previously released to the Company to pay its taxes, divided by the number of then issued Public Shares (such redemption price being referred to herein as the “Redemption Price”), but only in the event that the applicable proposed Business Combination is approved and consummated. The Company shall not redeem Public Shares that would cause the Company’s net tangible assets to be less than US$5,000,001 following such redemptions (the “Redemption Limitation”).”
and replacing it with the following:
“Any Member holding Public Shares who is not the Sponsor, a Founder, Officer or Director may, at least two business days’ prior to any vote on a Business Combination, elect to have their Public Shares redeemed for cash, in accordance with any applicable requirements provided for in the related proxy materials (the “IPO Redemption”), provided that no such Member acting together with any Affiliate of his or any other person with whom he is acting in concert or as a partnership, limited partnership, syndicate, or other group for the purposes of acquiring, holding, or disposing of Shares may exercise this redemption right with respect to more than 15 per cent of the Public Shares in the aggregate without the prior consent of the Company and provided further that any beneficial holder of Public Shares on whose behalf a redemption right is being exercised must identify itself to the Company in connection with any redemption election in order to validly redeem such Public Shares. If so demanded, the Company shall pay any such redeeming Member, regardless of whether he is voting for or against such proposed Business Combination, a per-Share redemption price payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the consummation of the Business Combination, including interest earned on the Trust Account (such interest shall be net of taxes payable) and not previously released to the Company to pay its taxes, divided by the number of then issued Public Shares (such redemption price being referred to herein as the “Redemption Price”), but only in the event that the applicable proposed Business Combination is approved and consummated.”
(d)
amending Article 49.10 as set forth in the first resolution above; and

THIRD, RESOLVED, as a special resolution THAT, effective immediately, the Amended and Restated Memorandum and Articles of Association of the Company be amended by:
(a)
amending Article 17.2 by deleting the following:

“Class B Shares shall automatically convert into Class A Shares on a one-for-one basis (the “Initial Conversion Ratio”) automatically on the day of the consummation of a Business Combination.”
and replacing it with the following:
“Class B Shares shall automatically convert into Class A Shares on a one-for-one basis (the “Initial Conversion Ratio”) (a) at any time and from time to time at the option of the holders of the Class B Shares, including (for the avoidance of doubt) at any time prior to the consummation of a Business Combination, or (b) automatically on the day of the consummation of a Business Combination.”
(b)
amending Article 49.12 as set forth in the first resolution above.

ANNEX B
PROPOSED AMENDMENT TO
INVESTMENT MANAGEMENT TRUST AGREEMENT
THIS AMENDMENT TO THE INVESTMENT MANAGEMENT TRUST AGREEMENT (this “Amendment”) is made effective as of                 , 2023, by and between Project Energy Reimagined Acquisition Corp., a Cayman Islands exempted company (the “Company”), and Continental Stock Transfer & Trust Company, a New York limited purpose trust company (the “Trustee”), and amends that certain Investment Management Trust Agreement, effective as of October 28, 2021 (the “Trust Agreement”), by and between the parties hereto. Capitalized terms contained in this Amendment, but not specifically defined in this Amendment, shall have the meanings ascribed to such terms in the Trust Agreement.
WHEREAS, a total of $263,776,600 of the gross proceeds of the Offering and sale of the Private Placement Warrants was placed in the Trust Account;
WHEREAS, Section 1(i) of the Trust Agreement provides that the Trustee is to commence liquidation of the Trust Account and distribute the Property in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes (less up to $100,000 of interest to pay dissolution expenses), only after and promptly after (x) receipt of, and only in accordance with, the terms of a Termination Letter in a form substantially similar to that attached to the Trust Agreement as Exhibit A or Exhibit B, as applicable, or (y) upon the date which is the later of (i) 18 months after the closing of the Offering (or 21 months after the closing of the Offering if the Company has executed a letter of intent, agreement in principle or definitive agreement for its initial Business Combination within 18 months after the closing of the Offering but has not completed its initial Business Combination within such 18-month period) and (ii) such later date as may be approved by the Company’s shareholders in accordance with the Company’s amended and restated memorandum and articles of association (the “Articles”) if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached to the Trust Agreement as Exhibit B and the Property in the Trust Account shall be distributed to the Public Shareholders of record as of such date;
WHEREAS, Section 6(c) of the Trust Agreement provides that Section 1(i) the Trust Agreement may not be modified, amended or deleted without the affirmative vote of sixty-five percent (65%) of the then outstanding Ordinary Shares and Class B ordinary shares, par value $0.0001 per share, of the Company, voting together as a single class (the “Consent of the Shareholders”);
WHEREAS, at an extraordinary general meeting of shareholders held on or prior to the date hereof (the “Extraordinary General Meeting”), the Company obtained the Consent of the Shareholders to approve this Amendment;
WHEREAS, at the Extraordinary General Meeting, the shareholders of the Company also voted to approve certain amendments to the Articles in accordance with the terms of the Articles (as amended, and as may be further amended from time to time, the “Amended Articles”); and
WHEREAS, each of the Company and Trustee desires to amend the Trust Agreement as provided herein.
NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:
1.
Amendments to the Trust Agreement.

(a)   Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety as follows:
“(i)   Commence liquidation of the Trust Account only after and promptly after (x) receipt of, and only in accordance with, the terms of a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the Company by its Chief Executive Officer, Chief Financial Officer, Chief

Operating Officer or Chairman of the board of directors of the Company (the “Board”) or other authorized officer of the Company, and, in the case of Exhibit A, acknowledged and agreed to by the Representatives, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes (less up to $100,000 of interest to pay dissolution expenses), only as directed in the Termination Letter and the other documents referred to therein, or (y) upon the date which is, the later of (1) the Termination Date (as defined in the Company’s amended and restated memorandum and articles of association) and (2) such later date as may be approved by the Company’s shareholders in accordance with the Company’s amended and restated memorandum and articles of association if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes (less up to $100,000 of interest to pay dissolution expenses), shall be distributed to the Public Shareholders of record as of such date;”
(b)   Exhibit B of the Trust Agreement is hereby amended and restated in its entirety as set forth in Exhibit B to this Amendment.
2.
References.

(a)   All references to the “Trust Agreement” (including “hereof,” “herein,” “hereunder,” “hereby” and “this Agreement”) in the Trust Agreement shall refer to the Trust Agreement as amended by this Amendment. Notwithstanding the foregoing, references to the effective date of the Trust Agreement (as amended hereby) and terms of similar import shall in all instances continue to refer to October 28, 2021.
(b)   All references to the “amended and restated memorandum and articles of association” in the Trust Agreement and terms of similar import shall mean the Amended Articles.
3.
Miscellaneous Provisions.

3.1.   Successors.   All the covenants and provisions of this Amendment by or for the benefit of the Company or the Trustee shall bind and inure to the benefit of their permitted respective successors and assigns.
3.2.   Severability.   This Amendment shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Amendment or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Amendment a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.
3.3.   Applicable Law.   This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York.
3.4.   Counterparts.   This Amendment may be executed in several original or facsimile counterparts, each of which shall constitute an original, and together shall constitute but one instrument.
3.5.   Effect of Headings.   The section headings herein are for convenience only and are not part of this Amendment and shall not affect the interpretation thereof.
3.6   Entire Agreement.   The Trust Agreement, as modified by this Amendment, constitutes the entire understanding of the parties and supersedes all prior agreements, understandings, arrangements, promises and commitments, whether written or oral, express or implied, relating to the subject matter hereof, and all such prior agreements, understandings, arrangements, promises and commitments are hereby canceled and terminated.
[Signature Page Follows]

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the date first set forth above.
CONTINENTAL STOCK TRANSFER & TRUST
COMPANY, as Trustee
By:

Name:
Title:
PROJECT ENERGY REIMAGINED
ACQUISITION CORP.
By:

Name:
Title:

EXHIBIT B
[Letterhead of Company]
[Insert date]
Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
Attn: Francis Wolf & Celeste Gonzalez
Re:   Trust Account Termination Letter
Dear Mr. Wolf and Ms. Gonzalez:
Pursuant to Section 1(i) of the Investment Management Trust Agreement between Project Energy Reimagined Acquisition Corp. (the “Company”) and Continental Stock Transfer & Trust Company (the “Trustee”), dated as of October 28, 2021 (as amended, the “Trust Agreement”), this is to advise you that the Company has been unable to effect a business combination with a target business (the “Business Combination”) within the time frame specified in the Company’s amended and restated memorandum and articles of association, as described in the Company’s Prospectus relating to the Offering. Capitalized terms used but not defined herein shall have the meanings set forth in the Trust Agreement.
In accordance with the terms of the Trust Agreement, we hereby authorize you to liquidate all of the assets in the Trust Account and to transfer the total proceeds into a segregated account held by you on behalf of the Beneficiaries to await distribution to the Public Shareholders. The Company has selected                  , 20       as the effective date for the purpose of determining when the Public Shareholders will be entitled to receive their share of the liquidation proceeds. You agree to be the paying agent of record and, in your separate capacity as paying agent, agree to distribute said funds directly to the Company’s Public Shareholders in accordance with the terms of the Trust Agreement and the amended and restated memorandum and articles of association of the Company. Upon the distribution of all the funds, net of any payments necessary for reasonable unreimbursed expenses related to liquidating the Trust Account, your obligations under the Trust Agreement shall be terminated, except to the extent otherwise provided in Section 1(i) of the Trust Agreement.
Very truly yours,
Project Energy Reimagined Acquisition Corp.
By:

Name:
Title:
cc:
J.P. Morgan Securities LLC
BofA Securities, Inc.

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.Vote by Internet - QUICK EASY IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail PROJECT ENERGY REIMAGINEDACQUISITION CORP.PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on July 31, 2023.INTERNET – www.cstproxyvote.comUse the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.Vote at the Meeting –If you plan to attend the virtual online extraordinary general meeting, you will need your 12 digit control number to vote electronically at the extraordinary generalmeeting. To attend: https://www.cstproxy.com/pegyr/2023MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDEDPROJECT ENERGY REIMAGINED ACQUISITION CORP.THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORSFOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERSTO BE HELD ON AUGUST 1, 2023The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated July 11, 2023, in connection with the Extraordinary General Meeting in Lieu of the 2023 Annual General Meeting of Shareholders (the “Extraordinary General Meeting”) to be held onAugust 1, 2023 at 12:00 p.m., Eastern Time, at the offices of Greenberg Traurig, LLP, located at 900 StewartAvenue, Suite 505, Garden City, NY 11530, and via virtual meeting, or at such other time, on such other date and at such other place to which the extraordinary general meeting may be postponed or adjourned, and hereby appoints Srinath Narayanan and Prakash Ramachandran, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all ordinary shares of Project Energy Reimagined Acquisition Corp. (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the Extraordinary General Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying proxy statement.PLEASE SIGN, DATE AND RETURN THIS PROXY IN THE ENVELOPE ENCLOSED. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF THE PROPOSALS ON WHICH THE UNDERSIGNED SHAREHOLDER IS ENTITLED TO VOTE AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE EXTRAORDINARY GENERAL MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU. (Continued, and to be marked, dated and signed, on the other side)

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting in Lieu of the2023 Annual General Meeting of Shareholders to be held on August 1, 2023:This notice of extraordinary general meeting, the accompanying proxy statement and the Company’s Annual Report on Form 10-K for the fiscal year endedDecember 31, 2022 are available at https://www.cstproxy.com/pegyr/2023PROXY CARDPlease markXTHE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 3, 4, 5, 6 AND 7.your voteslike this Proposal 1 — The Extension AmendmentProposalTo amend the Company’s amended and restat-ed memorandum and articles of association (the “Articles”), by way of special resolution, in the form set forth as the first resolution in AnnexA to the accompanying proxy statement, to extend the date by which the Company must consummate an initial business combination from August 2, 2023 (the “Current Termination Date”) to May 2, 2024 (the “Extended Date”), or such earlier date as determined by the Compa-ny’s board of directors (the “Board”), for a total extension of up to nine months after the Current Termination Date (collectively, the “Extension”).Proposal 2 — The Redemption Limitation Amendment ProposalTo amend the Articles, by way of special resolu-tion, in the form set forth as the second resolution in Annex A to the accompanying proxy statement, to eliminate (i) the limitation that the Company shall not redeem public shares in an amount that would cause the Company’s net tangible assets to be less than $5,000,001 follow-ing such redemptions and (ii) the limitation that the Company shall not consummate an initial business combination unless the Company has net tangible assets of at least $5,000,001 upon consummation of suchbusiness combination.Proposal 3 — The Founder Share Amendment ProposalTo amend the Articles, by way of special resolu-tion, in the form set forth as the third resolution in Annex A to the accom-panying proxy statement, to provide for the right of holders of Class B or-dinary shares, par value $0.0001 per share, of the Company to convert such Class B ordinary shares into Class A ordinary shares, par value $0.0001 per share, of the Company on a one-for-one basis at any timeand from time to time at the option of the holder.Proposal 4 — The Trust Amendment ProposalTo amend the Investment Management Trust Agreement, dated as of October 28, 2021, by andbetween the Company and Continental Stock Transfer & Trust Compa-ny, in the form set forth as Annex B to the accompanying proxy state-ment, to provide for the Extension. Proposal 5 — The Director AppointmentProposal[ONLY HOLDERS OF CLASS B ORDINARYSHARES ENTITLED TO VOTE]To re-appoint, by way of ordinary resolution by the holders of Class B ordinary shares, Michael Browning to the Board to serve until the third annual general meeting of shareholders following the ExtraordinaryGeneral Meeting or until his successor is elected and qualified.Proposal 6 — The Auditor RatificationProposalTo ratify, by way of ordinary resolution, the selec-tion by the Company’s audit committee of Marcum LLP to serve as theCompany’s independent registered public accounting firm for the fiscalyear ending December 31, 2023.Proposal 7 — The Adjournment ProposalTo direct, by way of ordinary resolution, the chair-man of the Extraordinary General Meeting to ad-journ the Extraordinary General Meeting to a later date or dates or in-definitely, if necessary or convenient, to permit further solicitation and vote of proxies if, (i) based upon the tabulated vote at the time of theExtraordinary General Meeting, there are not sufficient votes to approve one or more of the foregoing proposals, (ii) the holders of public shares have elected to redeem an amount of shares in connection with any of the foregoing proposals such that the Company would not adhere to the continued listing requirements of The Nasdaq Stock Market LLC or (iii) the Board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with one or more of the foregoing proposals. CONTROL NUMBERSignature______________________________ Signature, if held jointly__________________________________ Date_____________, 2023 Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.